UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811-05346)

Exact name of registrant as specified in charter: Putnam Variable Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: December 31, 2009

Date of reporting period: January 1, 2009 — December 31, 2009

Item 1. Report to Stockholders:
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

# Putnam Variable Trust

12|31|09

Annual report

Putnam VT
Global Asset Allocation Fund

Putnam INVESTMENTS

Putnam VT Global Asset Allocation Fund

Investment objective

A high level of long-term total return consistent with preservation of capital

Net asset value December 31, 2009

Class IA: $13.64	Class IB: $13.72

Performance summary

Total return at net asset value
(as of 12/31/09)	Class IA shares*	Class IB shares†

1 year	35.36%	35.21%

5 years	13.10	12.04
Annualized	2.49	2.30

10 years	15.23	13.45
Annualized	1.43	1.27

Life	354.10	340.37
Annualized	7.15	7.00

During portions of the periods shown, the fund limited expenses, without which returns would have been lower.

* Class inception date: February 1, 1988.

† Class inception date: April 30, 1998.

The Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies. The Putnam Balanced Blended Benchmark Index is a benchmark administered by Putnam Management that is 50% the Russell 3000 Index, 35% the Barclays Capital Aggregate Bond Index, 10% the Morgan Stanley Capital International (MSCI) EAFE Index, and 5% the JPMorgan Developed High Yield Index. The Barclays Capital Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities. The Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index of equity securities from developed countries in Western Europe, the Far East, and Australasia. The JPMorgan Developed High Yield Index is an unmanaged index of high-yield fixed-income securities issued in developed countries.

Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would have been lower. Periods and performance for class IB shares before their inception are derived from the historical performance of class IA shares, adjusted to reflect the higher operating expenses applicable to such shares. To obtain the most recent month-end performance for the Putnam subaccounts, visit putnam.com.

Report from your fund’s managers

After a tumultuous start to the year, investors in 2009 witnessed the strongest market rally in equities since the 1930s. Starting in March, investors gained confidence when central banks and governments around the world introduced stimulus policies to help resolve the problems that created the global financial crisis. This unprecedented response convinced investors that the world would successfully avoid another Great Depression. By the end of the year, indicators were confirming that economies around the world were on the mend or, at the least, stabilizing. In classic form, financial markets have moved strongly, anticipating this recovery process. For the 12 months ended December 31, 2009, Putnam VT Global Asset Allocation Fund’s classIA shares returned 35.36%, net of fees, at net asset value.

The fund’s international stock holdings, especially stocks in emerging markets, had a positive impact on the portfolio. Also aiding returns were the fund’s thematic equity positions, stocks that management chooses with a fundamental process that looks at long-term economic trends. There were strong results from stocks in specific industries: nanotechnology, gold, and health-care companies serving senior citizens. The fund also benefited from positions in smaller companies and from a tactical position in emerging-market stocks.

The fixed-income portion of the portfolio significantly contributed to performance. Much of the outperformance came from residential and commercial mortgage-backed bonds. Many investors had been compelled to liquidate these securities in 2008 at a time when market demand was thin, and the liquidations occurred at previously unthinkable price levels. Management decided to focus its investment approach on credit quality.

The fund’s currency positions, particularly an overweight to the Australian dollar and the Japanese yen, and an underweight to the weakening U.S. dollar, also contributed. The worst performance happened in March, and stemmed from overweighting the U.S. dollar versus the Japanese yen and underweighting the U.S. dollar versus the euro.

Looking ahead, management expects further gains from both stocks and bonds, although the pace of growth from stocks is likely to moderate, and more volatility is possible. Management expects economic and corporate profit growth in the year ahead. Leadership should come from companies that slashed costs during the recession to generate positive cash flows, and are now poised to take advantage of the recovery. For such companies, management expects to see earnings come in above the market’s expectations, as they gain ground at the expense of competitors. Management sees the greatest concentration of such equities in economically sensitive sectors such as technology, basic materials, and capital goods. Emerging-market equities stand out as having these qualities, but risks remain. This recovery has been stimulated by aggressive government policies that cannot last indefinitely. If left in place for too long, these policies could lead to inflation and weaken public sector solvency. The withdrawal of these policies is likely to cause market volatility. Management continues to monitor the situation carefully.

Consider these risks before investing: International investing involves risks such as currency fluctuations, economic instability, and political developments. The fund may invest a portion of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. Lower-rated bonds may offer higher yields in return for more risk. The use of derivatives involves special risks and may result in losses. The fund can also have a significant portion of its assets in bonds. Funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Diversification does not assure a profit or protect against loss. It is possible to lose money in a diversified portfolio. Current and future portfolio holdings are subject to risk.

2 Putnam VT Global Asset Allocation Fund

Your fund’s managers

Portfolio Manager Jeffrey Knight is Head of Global Asset Allocation at Putnam. A CFA charterholder, he joined Putnam in 1993 and has been in the investment industry since 1987.

In addition to Jeffrey, your fund’s portfolio managers are James Fetch, Robert Kea, Robert Schoen, and Jason Vaillancourt.

Your fund’s managers may also manage other accounts managed by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust or other accounts advised by Putnam Management or an affiliate.

Portfolio composition will vary over time. Allocations are represented as a percentage of portfolio market value. Due to rounding, percentages may not equal 100%. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, if any, and the use of different classifications of securities for presentation purposes. Information is as of 12/31/09 and may not reflect trades entered into on that date.

Understanding your VT fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. During all or a portion of the period, the fund limited its expenses; had it not done so, expenses would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads), which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your VT fund’s expenses

The first two columns in the following table show the expenses you would have paid on a $1,000 investment in your fund from July 1, 2009, to December 31, 2009. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

			Expenses and value for
	Expenses and value for		a $1,000 investment,
	a $1,000 investment,		assuming a hypothetical
	assuming actual returns for		5% annualized return for
	the 6 months ended		the 6 months ended
		12/31/09		12/31/09

VT Global Asset
Allocation Fund	Class IA	Class IB	Class IA	Class IB

Expenses paid per $1,000*	$5.67	$7.06	$5.19	$6.46

Ending value (after expenses)	$1,206.00	$1,204.60	$1,020.06	$1,018.80

Annualized expense ratio†‡	1.02%	1.27%	1.02%	1.27%

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/09. The expense ratio may differ for each share class. Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

† For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

‡ Includes interest accrued in connection with certain terminated derivatives contracts, which amounted to 0.05% of average net assets for the six months ended 12/31/09.

Putnam VT Global Asset Allocation Fund 3

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Variable Trust and Shareholders of
Putnam VT Global Asset Allocation Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam VT Global Asset Allocation Fund (the “fund”) at December 31, 2009, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at December 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 12, 2010

4 Putnam VT Global Asset Allocation Fund

The fund’s portfolio 12/31/09

COMMON STOCKS (48.8%)*	Shares	Value

Basic materials (3.1%)
Acciona SA (Spain)	415	$53,858

Agnico-Eagle Mines, Ltd. (Canada)	377	20,358

Agrium, Inc. (Canada)	1,164	72,751

Air Water, Inc. (Japan)	4,000	47,145

AK Steel Holding Corp.	6,700	143,045

Akzo Nobel NV (Netherlands)	678	44,653

Albemarle Corp.	1,383	50,300

Ameron International Corp.	391	24,813

Ampco-Pittsburgh Corp.	1,419	44,741

Andersons, Inc. (The)	2,355	60,806

AngloGold Ashanti, Ltd. ADR (South Africa)	412	16,554

Antofagasta PLC (United Kingdom)	22,834	362,390

ArcelorMittal (Luxembourg)	13,121	594,625

Archer Daniels Midland Co.	11,060	346,289

Ashland, Inc.	7,200	285,264

Aurizon Mines, Ltd. (Canada) †	12,232	55,044

Austevoll Seafood ASA (Norway) †	3,749	23,377

Balfour Beatty PLC (United Kingdom)	5,910	24,582

BASF SE (Germany)	1,465	90,796

BHP Billiton, Ltd. (Australia)	3,537	135,528

BlueScope Steel, Ltd. (Australia)	25,387	70,096

Broadwind Energy, Inc. †	1,711	13,842

Bway Holding Co. †	1,010	19,412

Cameco Corp. (Canada)	697	22,422

Celanese Corp. Ser. A	6,737	216,258

Century Aluminum Co. †	2,141	34,663

CF Industries Holdings, Inc.	3,560	323,177

Chicago Bridge & Iron Co., NV (Netherlands) †	3,628	73,358

China Green Holdings, Ltd. (China)	57,000	53,882

Cia de Minas Buenaventura SA ADR (Peru)	592	19,814

Cia Vale do Rio Doce Class A
(Preference) (Brazil)	2,880	69,748

Cliffs Natural Resources, Inc.	1,301	59,963

Coeur d’Alene Mines Corp. †	2,606	47,064

Crystallex International Corp. (Canada) †	10,800	4,104

Denison Mines Corp. (Canada) †	2,800	3,531

DIC Corp. (Japan)	13,000	22,070

Dow Chemical Co. (The)	4,277	118,174

E.I. du Pont de Nemours & Co.	8,800	296,296

Eastman Chemical Co.	2,000	120,480

Eldorado Gold Corp. (Canada) †	1,512	21,425

Energy Resources of Australia, Ltd.
(Australia)	527	11,278

Eurasian Natural Resources Corp.
(United Kingdom)	2,237	33,025

Fletcher Building, Ltd. (New Zealand)	10,864	62,677

Gold Fields, Ltd. ADR (South Africa)	639	8,377

Goldcorp, Inc. (Toronto Exchange) (Canada)	915	35,996

Golden Star Resources, Ltd. †	4,161	12,982

Great Basin Gold, Ltd. (South Africa) †	4,854	8,300

Harmony Gold Mining Co., Ltd. ADR
(South Africa)	789	8,024

Hawkins, Inc.	1,407	30,715

HeidelbergCement AG (Germany)	1,152	79,178

HeidelbergCement AG 144A (Germany)	449	30,860

COMMON STOCKS (48.8%)* cont.	Shares	Value

Basic materials cont.
Hitachi Chemical Co., Ltd. (Japan)	8,200	$165,233

Horsehead Holding Corp. †	4,664	59,466

HQ Sustainable Maritime Industries, Inc. †	1,069	7,526

Impregilo SpA (Italy)	10,140	35,925

Innophos Holdings, Inc.	2,276	52,325

Insituform Technologies, Inc. †	1,239	28,150

James Hardie Industries NV (Australia) †	3,756	28,337

JFE Holdings, Inc. (Japan)	1,500	59,130

KapStone Paper and Packaging Corp. †	3,168	31,205

Kazakhmys PLC (United Kingdom) †	2,508	52,524

Kinross Gold Corp. (Canada)	1,216	22,374

Koninklijke DSM NV (Netherlands)	1,831	89,704

Koppers Holdings, Inc.	1,919	58,414

Korea Zinc Co., Ltd. (South Korea)	139	24,237

Lafarge SA (France)	222	18,242

Layne Christensen Co. †	1,485	42,634

Lubrizol Corp. (The)	3,000	218,850

MeadWestvaco Corp.	3,842	109,996

Methanex Corp. (Canada)	3,148	61,745

Minefinders Corp. (Canada) †	1,348	13,884

Mitsui Mining & Smelting Co., Ltd. (Japan) †	33,000	85,492

New Gold, Inc. (Canada) †	3,868	14,043

Nireus Aquaculture SA (Greece) †	9,270	8,743

Nitto Denko Corp. (Japan)	600	21,403

Northgate Minerals Corp. (Canada) †	5,187	15,976

Northwest Pipe Co. †	503	13,511

Nucor Corp.	2,000	93,300

Nyrstar (Belgium) †	1,808	21,335

OJI Paper Co., Ltd. (Japan)	4,000	16,678

OM Group, Inc. †	1,483	46,551

Paladin Energy, Ltd. (Australia) †	3,169	11,768

Pan American Silver Corp. (Canada) †	669	15,929

Pescanova SA (Spain)	634	20,391

Plum Creek Timber Company, Inc. R	1,700	64,192

Rangold Resources, Ltd. ADR (United Kingdom)	384	30,382

Rayonier, Inc. R	2,100	88,536

Rengo Co., Ltd. (Japan)	8,000	47,520

Rock-Tenn Co. Class A	1,349	68,003

Royal Gold, Inc.	300	14,130

Schnitzer Steel Industries, Inc. Class A	1,574	75,080

Seabridge Gold, Inc. (Canada) †	565	13,713

Sealed Air Corp.	5,900	128,974

Silver Standard Resources, Inc. (Canada) †	557	12,182

Silver Wheaton Corp. (Canada) †	4,448	66,809

Terra Industries, Inc.	552	17,769

Thompson Creek Metals Co., Inc. (Canada) †	3,602	42,215

UEX Corp. (Canada) †	4,000	4,204

Umicore NV/SA (Belgium)	1,023	34,038

Uranium One, Inc. (Canada) †	2,809	8,105

USEC, Inc. †	4,451	17,136

Vale SA ADR (Brazil)	1,450	42,094

Vedanta Resources PLC (United Kingdom)	2,294	94,901

Voestalpine AG (Austria)	5,512	200,833

W.R. Grace & Co. †	5,993	151,923

Xstrata PLC (United Kingdom) †	4,906	86,493

Putnam VT Global Asset Allocation Fund 5

COMMON STOCKS (48.8%)* cont.	Shares	Value

Basic materials cont.
Yamana Gold, Inc. (Canada)	2,112	$24,035

Yara International ASA (Norway)	844	38,209

		7,364,607
Capital goods (3.3%)
Abengoa SA (Spain)	1,213	39,022

Aecom Technology Corp. †	1,638	45,045

AEP Industries, Inc. †	522	19,982

Aisin Seiki Co., Ltd. (Japan)	4,700	134,470

Alstom SA (France)	843	58,523

Altra Holdings, Inc. †	3,375	41,681

Argon ST, Inc. †	538	11,685

ATC Technology Corp. †	1,950	46,508

AZZ, Inc. †	739	24,165

BAE Systems PLC (United Kingdom)	29,013	167,352

Bio-Treat Technology, Ltd. (China) †	83,000	3,819

Bucyrus International, Inc. Class A	173	9,752

Calgon Carbon Corp. †	970	13,483

Canon, Inc. (Japan)	7,000	296,228

Capstone Turbine Corp. † S	18,904	24,386

Chart Industries, Inc. †	4,082	67,557

China High Speed Transmission Equipment Group Co., Ltd.
(China)	13,000	31,535

CLARCOR, Inc.	486	15,766

Cobham PLC (United Kingdom)	5,797	23,389

Conergy AG (Germany) †	6,454	6,077

Crown Holdings, Inc. †	5,100	130,458

Cummins, Inc.	1,385	63,516

Deere (John) & Co.	1,271	68,748

Doosan Heavy Industries and Construction Co., Ltd.
(South Korea)	756	52,378

Dover Corp.	3,538	147,216

Ebara Corp. (Japan) †	12,000	51,573

EMCOR Group, Inc. †	3,757	101,063

Emerson Electric Co.	6,505	277,113

Energy Recovery, Inc. †	2,512	17,283

EnergySolutions, Inc.	1,259	10,689

EnPro Industries, Inc. †	698	18,434

Epure International, Ltd. (China)	9,000	4,655

European Aeronautic Defense and Space Co. (France)	18,511	369,472

Exide Technologies †	3,036	21,586

Flowserve Corp.	2,176	205,697

Fluor Corp.	2,761	124,355

Foster Wheeler AG †	7,003	206,168

Franklin Electric Co., Inc.	522	15,180

Fuel Systems Solutions, Inc. †	1,332	54,932

Fuel Tech, Inc. †	2,105	17,198

Fushi Copperweld, Inc. (China) †	4,696	47,524

Gardner Denver, Inc.	1,344	57,187

GenCorp, Inc. †	3,174	22,218

General Cable Corp. †	3,003	88,348

GLV, Inc. Class A (Canada) †	1,477	12,672

Gorman-Rupp Co. (The)	844	23,328

GrafTech International, Ltd. †	1,922	29,887

GUD Holdings, Ltd. (Australia)	1,308	10,529

Harbin Electric, Inc. (China) †	2,664	54,719

Haynes International, Inc.	533	17,573

Hyflux, Ltd. (Singapore)	7,000	17,591

COMMON STOCKS (48.8%)* cont.	Shares	Value

Capital goods cont.
ITT Corp.	645	$32,082

John Bean Technologies Corp.	1,806	30,720

Joy Global, Inc.	694	35,803

Koito Manufacturing Co., Ltd. (Japan)	6,000	95,684

Kurita Water Industries, Ltd. (Japan)	800	25,020

L-3 Communications Holdings, Inc.	3,944	342,931

Leggett & Platt, Inc.	7,200	146,880

Legrand SA (France)	2,267	63,164

Lindsay Corp.	470	18,730

Lockheed Martin Corp.	6,418	483,596

Lonking Holdings, Ltd. (China)	60,000	41,245

LSB Industries, Inc. †	2,966	41,821

Met-Pro Corp.	529	5,618

Mitsubishi Electric Corp. (Japan) †	60,000	443,435

MTU Aero Engines Holding AG (Germany)	1,176	64,478

Mueller Water Products, Inc. Class A	4,262	22,162

Nalco Holding Co.	1,434	36,581

Nordex AG (Germany) †	1,110	16,518

Northrop Grumman Corp.	5,810	324,489

NSK, Ltd. (Japan)	8,000	58,775

Orascom Construction Industries (Egypt)	772	34,958

Organo Corp. (Japan)	1,000	6,537

Owens-Illinois, Inc. †	6,500	213,655

Pactiv Corp. †	5,000	120,700

Pentair, Inc.	1,329	42,927

Powell Industries, Inc. †	1,260	39,728

Prysmian SpA (Italy)	15,046	263,164

Prysmian SpA 144A (Italy)	2,740	47,924

Raser Technologies, Inc. † S	4,200	5,208

Raytheon Co.	3,332	171,665

Rexel SA (France) †	1,332	19,330

Roper Industries, Inc.	745	39,016

SembCorp Industries, Ltd. (Singapore)	34,000	88,849

Silgan Holdings, Inc.	497	28,766

Smith (A.O.) Corp.	1,297	56,277

Solaria Energia y Medio Ambiente SA (Spain) † S	1,655	5,910

Solon AG Fuer Solartechnik (Germany) †	290	2,983

Spirax-Sarco Engineering PLC (United Kingdom)	1,746	34,793

Stanley, Inc. †	430	11,786

Sunpower Corp. Class A †	450	10,656

Tanfield Group PLC (United Kingdom) †	5,322	2,308

Tetra Tech, Inc. †	2,118	57,546

Thomas & Betts Corp. †	2,200	78,738

Timken Co.	1,588	37,651

Toyoda Gosei Co., Ltd. (Japan)	900	27,112

United Technologies Corp.	6,998	485,731

Valmont Industries, Inc.	467	36,636

Vestas Wind Systems A/S (Denmark) †	691	42,248

Vinci SA (France)	816	45,668

VSE Corp.	832	37,507

WESCO International, Inc. †	1,793	48,429

Yingli Green Energy Holding Co., Ltd. ADR (China) †	847	13,391

		7,907,244
Communication services (2.4%)
AboveNet, Inc. †	1,333	86,698

ADTRAN, Inc.	2,161	48,731

America Movil SAB de CV ADR Ser. L (Mexico)	1,795	84,329

6 Putnam VT Global Asset Allocation Fund

COMMON STOCKS (48.8%)* cont.	Shares	Value

Communication services cont.
Applied Signal Technology, Inc.	430	$8,295

AT&T, Inc.	40,131	1,124,872

Atlantic Tele-Network, Inc.	697	38,342

BCE, Inc. (Canada)	1,815	50,287

BT Group PLC (United Kingdom)	8,699	18,853

Carphone Warehouse Group PLC
(The) (United Kingdom)	12,367	37,313

Cincinnati Bell, Inc. †	13,270	45,782

Comcast Corp. Class A	19,613	330,675

DIRECTV Class A †	9,074	302,618

DISH Network Corp. Class A	11,631	241,576

Earthlink, Inc.	4,633	38,500

EchoStar Corp. Class A †	5,313	107,004

France Telecom SA (France)	9,949	248,202

GeoEye, Inc. †	1,137	31,700

Indosat Tbk PT (Indonesia)	63,500	31,923

InterDigital, Inc. †	657	17,437

Jupiter Telecommunications Co., Ltd. (Japan)	33	32,727

KDDI Corp. (Japan)	62	327,284

Koninklijke (Royal) KPN NV (Netherlands)	2,957	50,116

KT Corp. (South Korea)	1,070	35,956

Liberty Global, Inc. Class A †	11,779	258,078

NeuStar, Inc. Class A †	3,438	79,212

NII Holdings, Inc. †	6,173	207,289

Nippon Telegraph & Telephone (NTT) Corp. (Japan)	9,000	354,377

Portugal Telecom SGPS SA (Portugal)	5,014	60,904

Qwest Communications International, Inc.	44,500	187,345

Sprint Nextel Corp. † S	52,076	190,598

Tele2 AB Class B (Sweden)	1,679	25,737

Telefonica SA (Spain)	3,678	102,429

Telekom Austria AG (Austria)	1,275	18,189

Telenet Group Holding NV (Belgium) †	2,114	59,927

Time Warner Cable, Inc.	3,939	163,035

USA Mobility, Inc.	3,779	41,607

Verizon Communications, Inc.	9,996	331,167

Vodafone Group PLC (United Kingdom)	17,781	41,214

Windstream Corp.	10,900	119,791

		5,580,119
Conglomerates (1.0%)
3M Co.	4,707	389,128

Danaher Corp.	549	41,285

General Electric Co.	77,245	1,168,717

Marubeni Corp. (Japan)	13,000	70,844

Mitsubishi Corp. (Japan)	5,300	131,908

Mitsui & Co., Ltd. (Japan)	4,200	59,521

Noble Group, Ltd. (Hong Kong)	75,000	171,937

Silex Systems, Ltd. (Australia) †	1,432	7,819

SPX Corp.	2,825	154,528

Tyco International, Ltd.	1,563	55,768

Vivendi SA (France)	3,917	115,544

		2,366,999
Consumer cyclicals (5.3%)
Advance Auto Parts, Inc.	2,900	117,392

Aeropostale, Inc. †	628	21,383

Alliance Data Systems Corp. †	877	56,645

Amazon.com, Inc. †	396	53,270

COMMON STOCKS (48.8%)* cont.	Shares	Value

Consumer cyclicals cont.
American Media, Inc. 144A F	583	$—

APAC Customer Services, Inc. †	6,365	37,935

Asahi Glass Co., Ltd. (Japan)	35,000	328,209

Autonation, Inc. †	4,600	88,090

AutoZone, Inc. †	600	94,842

Bally Technologies, Inc. †	756	31,215

Best Buy Co., Inc.	3,300	130,218

Big Lots, Inc. †	2,274	65,901

Boral, Ltd. (Australia)	15,171	80,218

Buckle, Inc. (The) S	1,690	49,483

Carter’s, Inc. †	674	17,693

Cash America International, Inc.	912	31,884

Christian Dior SA (France)	499	51,247

Cinemark Holdings, Inc.	4,189	60,196

Coach, Inc.	2,955	107,946

Compass Group PLC (United Kingdom)	13,491	96,445

Dana Holding Corp. †	1,209	13,106

Deckers Outdoor Corp. †	1,005	102,229

Deluxe Corp.	2,265	33,499

Dollar Thrifty Automotive Group †	1,863	47,711

Dollar Tree, Inc. †	2,205	106,502

Dongfeng Motor Group Co., Ltd. (China)	54,000	76,865

Dress Barn, Inc. †	2,808	64,865

Electrolux AB Class B (Sweden) †	16,695	392,079

Emergency Medical Services Corp. Class A †	606	32,815

Equifax, Inc.	3,000	92,670

Experian Group, Ltd. (Ireland)	8,880	87,866

EZCORP, Inc. Class A †	5,797	99,766

Ford Motor Co. †	59,900	599,000

Fuqi International, Inc. (China) †	1,380	24,771

GameStop Corp. Class A †	4,200	92,148

Gannett Co., Inc.	5,030	74,696

Gap, Inc. (The)	14,400	301,680

Geberit International AG (Switzerland)	466	82,494

Genesis Lease, Ltd. ADR (Ireland)	1,900	16,967

Gestevision Telecinco SA (Spain)	2,114	30,832

Goodyear Tire & Rubber Co. (The) †	6,300	88,830

Greek Organization of Football Prognostics (OPAP)
SA (Greece)	4,921	107,645

Gymboree Corp. (The) †	751	32,661

Hertz Global Holdings, Inc. † S	15,000	178,800

Hillenbrand, Inc.	910	17,144

Hino Motors, Ltd. (Japan) †	20,000	69,389

HMS Holdings Corp. †	911	44,357

Home Depot, Inc. (The)	7,800	225,654

Home Retail Group PLC (United Kingdom)	5,241	23,913

Imperial Holdings, Ltd. (South Africa)	3,715	44,417

Jos. A. Bank Clothiers, Inc. †	792	33,414

Kanto Auto Works, Ltd. (Japan)	4,400	39,346

Kenneth Cole Productions, Inc. Class A †	1,168	11,271

Kloeckner & Co., AG (Germany) †	1,122	28,689

Landauer, Inc.	200	12,280

Lender Processing Services, Inc.	2,000	81,320

LG Corp. (South Korea)	886	55,404

Limited Brands, Inc.	10,100	194,324

Putnam VT Global Asset Allocation Fund 7

COMMON STOCKS (48.8%)* cont.	Shares	Value

Consumer cyclicals cont.
LodgeNet Interactive Corp. †	3,220	$17,807

Lowe’s Cos., Inc.	6,100	142,679

M6-Metropole Television (France)	2,569	65,677

Macy’s, Inc.	16,987	284,702

Maidenform Brands, Inc. †	1,629	27,188

Mattel, Inc.	7,200	143,856

Mediaset SpA (Italy)	53,688	438,324

Navistar International Corp. †	4,500	173,925

Next PLC (United Kingdom)	14,390	480,206

Nissan Motor Co., Ltd. (Japan) †	13,400	117,236

Nokian Renkaat OYJ (Finland)	1,681	40,754

Nortek, Inc. †	1,683	58,905

OfficeMax, Inc. †	3,088	39,187

Oshkosh Corp.	3,041	112,608

Owens Corning, Inc. †	6,500	166,660

Perry Ellis International, Inc. †	1,909	28,750

Peugeot SA (France) †	8,800	294,570

Phillips-Van Heusen Corp.	2,392	97,307

Plexus Corp. †	1,064	30,324

Porsche Automobil Holding SE (Preference) (Germany)	851	53,408

PT Astra International TbK (Indonesia)	7,000	25,646

R. R. Donnelley & Sons Co.	4,800	106,896

Reed Elsevier PLC (United Kingdom)	6,035	49,604

Renault SA (France) †	1,177	59,886

Rent-A-Center, Inc. †	1,083	19,191

Ross Stores, Inc.	4,700	200,737

Serco Group PLC (United Kingdom)	3,250	27,656

Sky City Entertainment Group, Ltd. (New Zealand)	12,773	30,483

Sony Corp. (Japan)	3,900	113,163

Sotheby’s Holdings, Inc. Class A	2,598	58,403

Stantec, Inc. (Canada) †	1,214	35,259

Steiner Leisure, Ltd. (Bahamas) †	857	34,074

Steven Madden, Ltd. †	1,234	50,890

Swire Pacific, Ltd. (Hong Kong)	19,000	229,060

Talbots, Inc. † S	4,284	38,170

Target Corp.	6,500	314,405

Tempur-Pedic International, Inc. †	803	18,975

Tenneco Automotive, Inc. †	1,646	29,184

Time Warner, Inc.	15,696	457,381

Toro Co. (The)	2,621	109,584

Tractor Supply Co. †	351	18,589

True Religion Apparel, Inc. †	901	16,659

TRW Automotive Holdings Corp. †	4,000	95,520

TUI Travel PLC (United Kingdom)	8,968	36,945

URS Corp. †	1,300	57,876

Valeo SA (France) †	5,271	183,128

Vertis Holdings, Inc. F †	1,807	2

Visa, Inc. Class A	3,700	323,602

Wal-Mart Stores, Inc.	16,897	903,145

Walt Disney Co. (The)	8,372	269,997

Warnaco Group, Inc. (The) †	1,213	51,176

Wesfarmers, Ltd. (Australia)	1,837	51,105

Wesfarmers, Ltd. PPS (Australia)	1,156	32,160

Wheelock and Co., Ltd. (Hong Kong)	4,000	12,172

Whirlpool Corp.	1,800	145,188

COMMON STOCKS (48.8%)* cont.	Shares	Value

Consumer cyclicals cont.
World Fuel Services Corp.	1,228	$32,898

WPP PLC (United Kingdom)	5,557	54,314

Wright Express Corp. †	657	20,932

Wyndham Worldwide Corp.	10,500	211,785

		12,521,544
Consumer staples (4.8%)
AFC Enterprises †	8,131	66,349

Altria Group, Inc. S	21,623	424,459

Anheuser-Busch InBev NV (Belgium)	6,857	353,977

Bare Escentuals, Inc. †	3,131	38,292

Beacon Roofing Supply, Inc. †	1,997	31,952

BJ’s Wholesale Club, Inc. †	5,106	167,017

Bridgepoint Education, Inc. †	1,062	15,951

Brink’s Co. (The)	2,108	51,309

Brinker International, Inc.	4,100	61,172

Britvic PLC (United Kingdom)	19,936	131,495

Carlsberg A/S Class B (Denmark)	472	34,806

Carrols Restaurant Group, Inc. †	3,259	23,041

CEC Entertainment, Inc. †	1,794	57,264

Cermaq ASA (Norway) †	2,679	25,811

Clorox Co.	1,121	68,381

Coca-Cola Enterprises, Inc.	9,500	201,400

Colgate-Palmolive Co.	3,158	259,430

Colruyt SA (Belgium)	77	18,551

Constellation Brands, Inc. Class A †	8,041	128,093

Core-Mark Holding Co., Inc. †	791	26,071

Cosan, Ltd. Class A (Brazil) †	6,103	53,096

CVS Caremark Corp.	6,100	196,481

Dean Foods Co. †	8,498	153,304

Del Monte Foods Co.	6,500	73,710

Diageo PLC (United Kingdom)	4,813	84,014

Domino’s Pizza, Inc. †	6,995	58,618

Energizer Holdings, Inc. †	584	35,788

Estee Lauder Cos., Inc. (The) Class A	2,700	130,572

General Mills, Inc.	5,800	410,698

Heineken Holding NV (Netherlands)	2,415	101,100

Henkel AG & Co. KGaA (Germany)	2,214	115,174

Herbalife, Ltd. (Cayman Islands)	5,417	219,768

Hormel Foods Corp.	1,800	69,210

Imperial Tobacco Group PLC (United Kingdom)	3,185	100,469

J Sainsbury PLC (United Kingdom)	8,735	45,459

Japan Tobacco, Inc. (Japan)	40	135,104

Jardine Cycle & Carriage, Ltd. (Singapore)	3,000	57,282

Kellogg Co.	2,000	106,400

Kerry Group PLC Class A (Ireland)	6,467	190,469

Kimberly-Clark Corp.	7,100	452,341

Koninklijke Ahold NV (Netherlands)	16,741	221,924

Kraft Foods, Inc. Class A	16,387	445,399

Kroger Co.	13,665	280,542

Lawson, Inc. (Japan)	900	39,690

Leroy Seafood Group ASA (Norway)	677	12,243

Liberty Media Holding Corp. — Interactive Class A †	5,900	63,956

Lincoln Educational Services Corp. †	2,987	64,728

Lorillard, Inc.	676	54,235

Marine Harvest (Norway) †	74,583	54,168

McDonald’s Corp.	7,014	437,954

Metro AG (Germany)	554	33,741

8 Putnam VT Global Asset Allocation Fund

COMMON STOCKS (48.8%)* cont.	Shares	Value

Consumer staples cont.
MWI Veterinary Supply, Inc. †	777	$29,293

Nash Finch Co.	911	33,789

National Presto Industries, Inc.	600	65,538

Nestle SA (Switzerland)	6,110	296,654

Newell Rubbermaid, Inc.	7,100	106,571

Nisshin Seifun Group, Inc. (Japan)	9,000	121,006

Nutreco Holding NV (Netherlands)	175	9,802

Oriflame Cosmetics SA SDR (Russia)	531	31,679

PepsiCo, Inc.	8,780	533,824

Phase Forward, Inc. †	2,091	32,097

Philip Morris International, Inc.	13,161	634,229

Prestige Brands Holdings, Inc. †	4,402	34,600

Procter & Gamble Co. (The)	11,824	716,889

Rakuten, Inc. (Japan)	76	57,827

Reckitt Benckiser Group PLC (United Kingdom)	2,140	116,048

Reynolds American, Inc.	1,345	71,245

SABMiller PLC (United Kingdom)	3,973	116,614

Safeway, Inc.	11,680	248,667

Sally Beauty Holdings, Inc. †	2,881	22,040

Sara Lee Corp.	14,500	176,610

School Specialty, Inc. †	1,099	25,706

Spartan Stores, Inc.	1,870	26,722

Spectrum Brands, Inc. †	1,982	44,595

SRA International, Inc. Class A †	843	16,101

SunOpta, Inc. (Canada) †	4,300	14,448

Swedish Match AB (Sweden)	2,412	52,757

Toyo Suisan Kaisha, Ltd. (Japan)	10,000	229,457

Universal Corp.	615	28,050

USANA Health Sciences, Inc. †	946	30,177

Walgreen Co.	3,600	132,192

WebMD Health Corp. Class A †	1,167	44,918

Woolworths, Ltd. (Australia)	15,831	396,780

Yakult Honsha Co., Ltd. (Japan)	3,300	99,456

Yamazaki Baking Co., Inc. (Japan)	6,000	71,086

Yum! Brands, Inc. S	3,784	132,326

		11,482,251
Energy (4.9%)
Alpha Natural Resources, Inc. †	6,448	279,714

Apache Corp.	4,300	443,631

Arch Coal, Inc.	255	5,674

Areva SA (France)	31	15,383

Aventine Renewable Energy Holdings, Inc. †	5,563	2,058

Ballard Power Systems, Inc. (Canada) †	7,226	13,729

Basic Energy Services, Inc. †	1,625	14,463

BG Group PLC (United Kingdom)	6,350	113,820

Bolt Technology Corp. †	1,648	18,161

Boots & Coots International Control, Inc. †	22,073	36,420

BP PLC (United Kingdom)	40,995	396,838

Bronco Energy, Ltd. (Canada) † S	1,386	510

Cairn Energy PLC (United Kingdom) †	9,250	49,341

Cameron International Corp. †	4,300	179,740

Canadian Oil Sands Trust (Unit) (Canada)	694	19,831

Canadian Solar, Inc. (Canada) †	734	21,154

Chevron Corp.	17,201	1,324,305

China Coal Energy Co. (China)	7,000	12,694

China Longyuan Power Group Corp. 144A (China)	4,000	5,180

China Shenhua Energy Co., Ltd. (China)	3,500	16,923

COMMON STOCKS (48.8%)* cont.	Shares	Value

Energy cont.
China Sunergy Co., Ltd. ADR (China) † S	1,280	$5,914

Compagnie Generale de Geophysique-Veritas SA (France) †	8,833	188,245

Complete Production Services, Inc. †	2,057	26,741

Connacher Oil and Gas, Ltd. (Canada) †	4,421	5,406

ConocoPhillips	12,848	656,147

CONSOL Energy, Inc.	155	7,719

Contango Oil & Gas Co. †	366	17,206

Covanta Holding Corp. †	2,423	43,832

CVR Energy, Inc. †	2,108	14,461

Devon Energy Corp.	986	72,471

EDP Renovaveis SA (Spain) †	2,996	28,299

ENI SpA (Italy)	19,298	490,915

Ensco International PLC ADR (United Kingdom) S	4,768	190,434

Evergreen Energy, Inc. †	13,730	4,709

Evergreen Solar, Inc. †	2,697	4,072

Exxon Mobil Corp.	26,704	1,820,946

Fersa Energias Renovables SA (Spain)	5,098	16,080

First Solar, Inc. †	327	44,276

FuelCell Energy, Inc. † S	5,748	21,612

Gamesa Corp Tecnologica SA (Spain)	1,570	26,298

Geokinetics, Inc. †	2,364	22,742

GT Solar International, Inc. †	1,164	6,472

Gushan Environmental Energy, Ltd. ADR (China)	4,818	6,360

Halliburton Co.	6,878	206,959

Headwaters, Inc. †	2,333	15,211

Hess Corp.	5,567	336,804

Hornbeck Offshore Services, Inc. †	2,235	52,031

Iberdrola Renovables SA (Spain)	7,810	37,180

International Coal Group, Inc. †	6,821	26,329

ION Geophysical Corp. †	9,701	57,430

JA Solar Holdings Co., Ltd. ADR (China) †	1,927	10,984

Marathon Oil Corp.	13,559	423,312

Massey Energy Co.	191	8,024

Murphy Oil Corp.	3,400	184,280

Nexen, Inc. (Canada)	3,751	90,379

Noble Corp. (Switzerland)	5,538	225,397

Occidental Petroleum Corp.	6,795	552,773

Oil States International, Inc. †	939	36,893

Oilsands Quest, Inc. (Canada) †	3,790	4,359

OPTI Canada, Inc. (Canada) †	1,529	2,965

Patterson-UTI Energy, Inc.	5,800	89,030

Peabody Energy Corp.	188	8,499

Petroleo Brasileiro SA ADR (Preference) (Brazil)	778	32,979

Petroleum Development Corp. †	2,729	49,695

Q-Cells AG (Germany) †	740	12,112

Renewable Energy Corp. AS (Norway) †	2,291	17,524

Repsol YPF SA (Spain)	4,325	115,381

Rosetta Resources, Inc. †	1,967	39,202

Rowan Cos., Inc. †	5,494	124,384

Royal Dutch Shell PLC Class A
(United Kingdom)	4,437	134,089

Royal Dutch Shell PLC Class B
(United Kingdom)	15,420	449,758

Sasol, Ltd. ADR (South Africa)	533	21,288

Schlumberger, Ltd.	3,300	214,797

Solar Millennium AG (Germany) †	290	14,658

Putnam VT Global Asset Allocation Fund 9

COMMON STOCKS (48.8%)* cont.	Shares	Value

Energy cont.
Solarfun Power Holdings Co., Ltd. ADR (China) †	1,380	$10,529

South Australian Coal Corp. (Australia) F	456	41

StatoilHydro ASA (Norway)	19,750	492,546

Suncor Energy, Inc. (Canada)	742	26,200

Sunoco, Inc. S	5,075	132,458

Superior Well Services, Inc. †	3,296	47,001

Swift Energy Co. †	1,200	28,752

T-3 Energy Services, Inc. †	1,581	40,316

Theolia SA (France) † S	1,894	7,812

Total SA (France)	1,226	78,501

Trina Solar, Ltd. ADR (China) †	837	45,173

Unit Corp. †	734	31,195

UTS Energy Corp. (Canada) †	5,393	11,747

Vaalco Energy, Inc. †	4,172	18,983

VeraSun Energy Corp. †	4,830	10

Walter Industries, Inc.	2,299	173,138

Williams Cos., Inc. (The)	9,700	204,476

Yanzhou Coal Mining Co., Ltd. (China)	6,000	13,113

		11,647,623
Financials (7.4%)
3i Group PLC (United Kingdom)	23,228	105,101

ACE, Ltd.	817	41,177

AerCap Holdings NV (Netherlands) †	2,167	19,633

Aflac, Inc.	6,363	294,289

Agree Realty Corp. R	1,277	29,741

Allianz SE (Germany)	342	42,536

Allied World Assurance Company Holdings, Ltd. (Bermuda)	830	38,238

American Campus Communities, Inc. R	3,946	110,883

American Capital Agency Corp. R	982	26,062

American Equity Investment Life Holding Co.	5,782	43,018

American Express Co.	2,400	97,248

American Financial Group, Inc.	6,381	159,206

American Safety Insurance Holdings, Ltd. (Bermuda) †	1,462	21,126

Amerisafe, Inc. †	2,986	53,658

Annaly Capital Management, Inc. R	12,000	208,200

Anworth Mortgage Asset Corp. R	3,368	23,576

AON Corp.	1,778	68,169

Argo Group International Holdings, Ltd. (Bermuda) †	783	22,817

Ashford Hospitality Trust, Inc. † R	8,082	37,500

Aspen Insurance Holdings, Ltd. (Bermuda)	1,315	33,467

Assicurazioni Generali SpA (Italy)	14,619	391,637

Assured Guaranty, Ltd. (Bermuda)	1,919	41,757

Australia & New Zealand Banking Group, Ltd. (Australia)	22,312	454,234

AXA SA (France)	5,171	122,197

Banca Monte dei Paschi di Siena SpA (Italy)	116,056	203,042

Banco Bilbao Vizcaya Argentaria SA (Spain)	5,430	98,282

Banco do Brasil SA (Brazil)	2,459	41,912

Banco Latinoamericano de Exportaciones SA Class E
(Panama)	2,867	39,851

Banco Popolare SC (Italy) †	21,703	162,322

Banco Santander Central Hispano SA (Spain)	7,237	118,808

Bank of America Corp.	31,704	477,462

Bank of China Ltd. (China)	86,000	46,047

Bank of Hawaii Corp.	3,100	145,886

Bank of New York Mellon Corp. (The)	4,200	117,474

Bank of the Ozarks, Inc. S	1,431	41,885

Bank Rakyat Indonesia (Indonesia)	31,500	25,385

Bankinter SA (Spain)	11,477	116,562

COMMON STOCKS (48.8%)* cont.	Shares	Value

Financials cont.
Barclays PLC (United Kingdom)	96,907	$427,434

BlackRock, Inc. S	700	162,540

BNP Paribas SA (France)	6,398	504,484

Brookfield Properties Corp. (Canada) R	3,359	41,077

CapLease, Inc. R	4,606	20,174

CB Richard Ellis Group, Inc. Class A †	10,900	147,913

CBL & Associates Properties, Inc. R	3,240	31,331

CFS Retail Property Trust (Australia) R	70,689	119,793

Charles Schwab Corp. (The)	6,600	124,212

China Pacific Insurance Group Co., Ltd. (China) †	2,000	7,971

Chubb Corp. (The)	7,159	352,080

Citigroup, Inc.	48,994	162,170

CNA Surety Corp. †	1,569	23,362

Commonwealth Bank of Australia (Australia)	674	32,886

Conseco, Inc. †	11,458	57,290

Cowen Group, Inc. †	3,952	23,396

Credit Agricole SA (France)	7,639	133,069

Credit Suisse Group (Switzerland)	6,084	299,456

Danske Bank A/S (Denmark) †	7,563	172,071

DBS Group Holdings, Ltd. (Singapore)	41,500	451,498

Dexus Property Group (Australia)	96,965	73,263

Diamond Lease Co., Ltd. (Japan)	290	8,708

Digital Realty Trust, Inc. R	1,600	80,448

DnB NOR ASA (Norway) †	3,245	35,220

Dollar Financial Corp. †	1,350	31,941

E*Trade Financial Corp. †	37,970	66,448

EFG Eurobank Ergasias (Greece) †	6,541	72,485

Entertainment Properties Trust R	741	26,135

Evercore Partners, Inc. Class A	1,673	50,859

Fairfax Financial Holdings, Ltd. (Canada)	132	51,705

Federated Investors, Inc.	1,487	40,893

First Bancorp	1,360	18,999

First Defiance Financial Corp.	1,506	17,003

First Mercury Financial Corp.	1,338	18,344

Flushing Financial Corp.	2,913	32,800

Franklin Resources, Inc.	1,000	105,350

Glimcher Realty Trust R	6,435	17,375

Goldman Sachs Group, Inc. (The)	4,453	751,845

Hachijuni Bank, Ltd. (The) (Japan)	13,000	75,703

Hang Lung Group, Ltd. (Hong Kong)	5,000	24,737

HRPT Properties Trust R	5,025	32,512

HSBC Holdings PLC (London Exchange) (United Kingdom)	20,026	228,755

Hudson City Bancorp, Inc.	27,000	370,710

ING Groep NV (Netherlands) †	7,519	72,629

Insurance Australia Group, Ltd. (Australia)	18,802	67,388

Intercontinental Exchange, Inc. †	1,100	123,530

International Bancshares Corp.	2,089	39,545

Invesco, Ltd.	3,500	82,215

Investment Technology Group, Inc. †	5,821	114,674

Irish Life & Permanent PLC (Ireland) †	4,869	22,969

Japan Retail Fund Investment Corp. (Japan) R	7	31,363

Jefferies Group, Inc. †	3,000	71,190

JPMorgan Chase & Co.	27,243	1,135,216

Korea Exchange Bank (South Korea)	4,630	57,667

Lexington Realty Trust R	3,901	23,718

Liberty Property Trust R	3,100	99,231

10 Putnam VT Global Asset Allocation Fund

COMMON STOCKS (48.8%)* cont.	Shares	Value

Financials cont.
Loews Corp.	2,404	$87,385

LTC Properties, Inc. R	1,796	48,043

Macquarie Bank, Ltd. (Australia)	844	36,157

Macquarie Office Trust (Australia)	115,792	31,864

Maiden Holdings, Ltd. (Bermuda)	4,170	30,524

MetLife, Inc.	3,600	127,260

Mitsui Fudosan Co., Ltd. (Japan)	3,000	50,430

Morgan Stanley	9,269	274,362

National Australia Bank, Ltd. (Australia)	1,015	24,713

National Bank of Canada (Canada)	1,308	75,278

National Bank of Greece SA (Greece) †	4,276	108,947

National Health Investors, Inc. R	1,889	69,874

Nationwide Health Properties, Inc. R	2,425	85,312

Nelnet, Inc. Class A	2,245	38,681

New World Development Co., Ltd. (Hong Kong)	16,000	32,657

NGP Capital Resources Co.	2,503	20,349

Nomura Holdings, Inc. 144A (Japan)	313	2,309

Nomura Securities Co., Ltd. (Japan)	7,000	51,640

Northern Trust Corp.	1,271	66,600

NorthStar Realty Finance Corp. R S	4,468	15,325

Old Mutual PLC (South Africa) †	105,055	183,615

Omega Healthcare Investors, Inc. R	1,353	26,316

Oriental Financial Group (Puerto Rico)	2,801	30,251

ORIX Corp. (Japan)	1,250	85,094

ORIX Corp. 144A (Japan)	100	6,808

Oversea-Chinese Banking Corp., Ltd. (Singapore)	12,000	77,292

Pico Holdings, Inc. †	1,123	36,756

Piper Jaffray Cos. †	407	20,598

Platinum Underwriters Holdings, Ltd. (Bermuda)	736	28,181

Principal Financial Group	5,200	125,008

Prudential Financial, Inc.	4,700	233,872

Prudential PLC (United Kingdom)	2,829	28,846

PS Business Parks, Inc. R	866	43,343

Public Storage R	1,900	154,755

QBE Insurance Group, Ltd. (Australia)	2,499	57,073

Ramco-Gershenson Properties Trust R	1,741	16,609

Renhe Commercial Holdings Co., Ltd. (China)	316,000	71,264

Royal Bank of Canada (Canada)	1,112	59,919

RSA Insurance Group PLC (United Kingdom)	20,779	40,467

Saul Centers, Inc. R	650	21,294

Schroders PLC (United Kingdom)	4,939	105,523

SCOR (France)	769	19,193

SeaBright Insurance Holdings, Inc. †	6,501	74,696

Shinhan Financial Group Co., Ltd. (South Korea) †	1,870	69,489

SL Green Realty Corp. R	1,105	55,515

Smithtown Bancorp, Inc.	1,390	8,271

Societe Generale (France)	2,127	147,054

State Bank of India, Ltd. (India)	1,056	51,304

State Street Corp.	5,582	243,040

Suffolk Bancorp S	1,399	41,550

SWS Group, Inc.	4,501	54,462

T. Rowe Price Group, Inc.	3,100	165,075

Toronto-Dominion Bank (Canada)	1,659	104,545

TradeStation Group, Inc. †	3,446	27,189

Travelers Cos., Inc. (The)	4,502	224,470

U.S. Bancorp S	13,242	298,077

COMMON STOCKS (48.8%)* cont.	Shares	Value

Financials cont.
UniCredito Italiano SpA (Italy)	89,623	$297,881

Universal Health Realty Income Trust R	419	13,421

Universal Insurance Holdings, Inc.	3,734	21,919

Uranium Participation Corp. (Canada) †	905	5,707

Urstadt Biddle Properties, Inc. Class A R	1,339	20,447

Validus Holdings, Ltd. (Bermuda)	850	22,899

Waddell & Reed Financial, Inc. Class A	3,000	91,620

Wells Fargo & Co.	20,885	563,686

Westfield Group (Australia) R	1,824	20,354

Westpac Banking Corp. (Australia)	11,761	264,893

Wharf (Holdings), Ltd. (Hong Kong)	7,000	40,028

Wilshire Bancorp, Inc.	2,380	19,492

World Acceptance Corp. † S	1,857	66,536

Yamaguchi Financial Group, Inc. (Japan)	3,000	27,790

Zurich Financial Services AG (Switzerland)	838	182,089

		17,561,454
Health care (5.9%)
Abbott Laboratories	9,100	491,309

Actelion NV (Switzerland) †	1,891	100,933

Aetna, Inc.	5,922	187,727

AGA Medical Holdings, Inc. †	839	12,392

Alapis Holding Industrial and Commercial SA (Greece)	157,308	113,558

Alliance Imaging, Inc. †	3,830	21,869

Allscripts-Misys Healthcare Solutions, Inc. †	1,905	38,538

Amedisys, Inc. † S	1,370	66,527

American Medical Systems Holdings, Inc. †	1,873	36,130

American Oriental Bioengineering, Inc. (China) †	7,245	33,689

AmerisourceBergen Corp.	6,500	169,455

Amgen, Inc. †	10,863	614,520

AmSurg Corp. †	927	20,413

Assisted Living Concepts, Inc. Class A †	1,327	34,993

Astellas Pharma, Inc. (Japan)	2,900	108,131

AstraZeneca PLC (United Kingdom)	10,474	492,600

athenahealth, Inc. † S	3,657	165,443

Auxilium Pharmaceuticals, Inc. †	573	17,179

Baxter International, Inc.	3,845	225,625

Biogen Idec, Inc. † S	5,423	290,131

Biotest AG (Preference) (Germany)	494	24,398

Biovail Corp. (Canada)	2,415	33,713

Bristol-Myers Squibb Co.	21,885	552,596

Brookdale Senior Living, Inc. †	4,162	75,707

Centene Corp. †	1,663	35,206

Cephalon, Inc. †	2,726	170,130

Cerner Corp. †	575	47,403

China-Biotics, Inc. (China) †	1,039	16,073

Coloplast A/S Class B (Denmark)	220	19,979

Community Health Systems, Inc. †	4,300	153,080

Computer Programs & Systems, Inc.	565	26,018

Concord Medical Services Holding, Ltd. ADR (China) †	1,322	11,422

Continucare Corp. †	5,653	24,704

Covidien PLC (Ireland)	2,235	107,034

Cubist Pharmaceuticals, Inc. † S	1,825	34,620

Dendreon Corp. †	704	18,501

Eclipsys Corp. †	1,911	35,392

Eli Lilly & Co.	14,025	500,833

Emeritus Corp. †	2,615	49,031

Endo Pharmaceuticals Holdings, Inc. †	2,437	49,983

Putnam VT Global Asset Allocation Fund 11

COMMON STOCKS (48.8%)* cont.	Shares	Value

Health care cont.
Ensign Group, Inc. (The)	362	$5,564

Enzon Pharmaceuticals, Inc. †	2,656	27,968

Exelixis, Inc. †	2,343	17,268

Express Scripts, Inc. †	2,669	230,735

Facet Biotech Corp. †	1,240	21,799

Forest Laboratories, Inc. †	5,825	187,041

Fujirebio, Inc. (Japan)	1,500	41,098

Gentiva Health Services, Inc. †	1,338	36,139

Genzyme Corp. †	4,843	237,355

Gilead Sciences, Inc. †	7,500	324,600

GlaxoSmithKline PLC (United Kingdom)	14,359	304,451

Health Management Associates, Inc. Class A †	23,693	172,248

HealthSpring, Inc. †	2,570	45,258

Hospira, Inc. †	3,400	173,400

Humana, Inc. † S	4,000	175,560

Illumina, Inc. †	2,500	76,625

Invacare Corp.	1,130	28,182

Inverness Medical Innovations, Inc. †	761	31,589

Johnson & Johnson	11,510	741,359

Kindred Healthcare, Inc. †	2,825	52,150

Kinetic Concepts, Inc. † S	5,308	199,846

LHC Group, Inc. †	1,153	38,752

Lincare Holdings, Inc. †	5,543	205,756

Martek Biosciences Corp. †	1,347	25,512

McKesson Corp.	7,039	439,938

Medco Health Solutions, Inc. †	5,000	319,550

Medicis Pharmaceutical Corp. Class A	3,233	87,453

Medivation, Inc. †	1,143	43,034

Medtronic, Inc.	1,786	78,548

Merck & Co., Inc.	5,818	212,590

Millipore Corp. †	363	26,263

Mylan, Inc. † S	17,327	319,337

Natus Medical, Inc. †	1,638	24,226

Nippon Shinyaku Co., Ltd. (Japan)	2,000	22,343

Novartis AG (Switzerland)	6,653	362,243

NuVasive, Inc. †	744	23,793

Obagi Medical Products, Inc. †	3,092	37,104

OSI Pharmaceuticals, Inc. †	577	17,904

Pall Corp.	721	26,100

Par Pharmaceutical Cos., Inc. †	3,831	103,667

PDL BioPharma, Inc.	3,501	24,017

Perrigo Co.	804	32,031

Pfizer, Inc.	52,223	949,936

Quality Systems, Inc.	2,281	143,224

Questcor Pharmaceuticals, Inc. †	2,811	13,352

Roche Holding AG (Switzerland)	1,956	332,538

Salix Pharmaceuticals, Ltd. †	678	17,221

Sanofi-Aventis (France)	4,407	345,173

Santarus, Inc. †	11,213	51,804

Sinovac Biotech, Ltd. (China) † S	2,603	16,477

Skilled Healthcare Group, Inc. Class A †	683	5,088

Steris Corp.	2,213	61,898

Sun Healthcare Group, Inc. †	3,828	35,103

Suzuken Co., Ltd. (Japan)	4,100	134,399

Takeda Pharmaceutical Co., Ltd. (Japan)	2,400	98,634

Techne Corp.	321	22,008

COMMON STOCKS (48.8%)* cont.	Shares	Value

Health care cont.
Terumo Corp. (Japan)	1,200	$71,888

Teva Pharmaceutical Industries, Ltd. ADR (Israel)	919	51,629

UCB SA (Belgium)	2,056	86,028

United Therapeutics Corp. †	587	30,906

UnitedHealth Group, Inc.	6,421	195,712

Universal Health Services, Inc. Class B	3,800	115,900

Valeant Pharmaceuticals International †	1,017	32,330

WellCare Health Plans, Inc. †	1,017	37,385

WellPoint, Inc. †	2,559	149,164

Young Innovations, Inc.	1,349	33,428

		13,858,606
Technology (7.8%)
3PAR, Inc. †	3,323	39,378

A123 Systems, Inc. †	785	17,615

Acme Packet, Inc. †	2,400	26,400

Actuate Corp. †	4,182	17,899

Acxiom Corp. †	2,666	35,778

ADC Telecommunications, Inc. †	7,480	46,451

Adobe Systems, Inc. †	2,079	76,466

Advanced Battery Technologies, Inc. † S	7,896	31,584

Agilent Technologies, Inc. †	6,700	208,169

Aixtron AG (Germany)	637	21,307

Akamai Technologies, Inc. †	4,059	102,814

Amkor Technologies, Inc. †	4,601	32,943

ANSYS, Inc. †	629	27,336

Apple, Inc. †	5,772	1,217,084

ArcSight, Inc. †	768	19,645

ARRIS Group, Inc. †	7,092	81,062

ASML Holding NV (Netherlands)	1,011	34,360

Atmel Corp. †	6,490	29,919

Autonomy Corp. PLC (United Kingdom) †	2,304	56,228

Avnet, Inc. †	4,967	149,805

Badger Meter, Inc.	654	26,042

Black Box Corp.	1,157	32,789

Blackboard, Inc. †	626	28,414

BMC Software, Inc. †	5,932	237,873

Brocade Communications Systems, Inc. †	5,088	38,821

BYD Co., Ltd. (China) †	6,000	52,336

CACI International, Inc. Class A †	365	17,830

Cavium Networks, Inc. †	1,162	27,690

Check Point Software Technologies (Israel) †	1,076	36,455

Checkpoint Systems, Inc. †	1,950	29,738

China BAK Battery, Inc. (China) †	4,400	12,232

Cisco Systems, Inc. †	30,538	731,080

Citrix Systems, Inc. †	2,976	123,831

Concur Technologies, Inc. †	1,997	85,372

Convergys Corp. †	2,865	30,799

CSG Systems International, Inc. †	4,443	84,817

Dell, Inc. †	5,741	82,441

EMC Corp. †	33,119	578,589

Emdeon, Inc. Class A †	2,113	32,223

Emulex Corp. †	4,917	53,595

Energy Conversion Devices, Inc. †	458	4,841

EnerSys †	2,047	44,768

Epistar Corp. (Taiwan)	5,000	18,715

Epistar Corp. 144A GDR (Taiwan) F †	297	5,577

F5 Networks, Inc. †	5,487	290,701

12 Putnam VT Global Asset Allocation Fund

COMMON STOCKS (48.8%)* cont.	Shares	Value

Technology cont.
Fair Isaac Corp.	1,508	$32,135

FEI Co. †	9,199	214,889

Fidelity National Information Services, Inc.	5,700	133,608

Formfactor, Inc. †	715	15,558

Fujitsu, Ltd. (Japan)	73,000	469,942

Garmin, Ltd.	635	19,495

Global Defense Technology & Systems, Inc. †	1,809	29,776

Google, Inc. Class A †	1,658	1,027,927

Greatbatch, Inc. †	823	15,826

GS Yuasa Corp. (Japan)	4,000	29,386

Harris Corp.	4,635	220,394

HealthStream, Inc. †	3,717	14,682

Hewlett-Packard Co.	12,259	631,461

i2 Technologies, Inc. †	1,931	36,921

IBM Corp.	11,472	1,501,685

Indra Sistemas SA Class A (Spain)	2,549	59,915

Infospace, Inc. †	6,098	52,260

Ingram Micro, Inc. Class A †	3,255	56,800

Integrated Device Technology, Inc. †	10,800	69,876

Intel Corp.	51,753	1,055,761

Interactive Intelligence, Inc. †	1,505	27,752

Jabil Circuit, Inc.	4,600	79,902

Johnson Matthey PLC (United Kingdom)	6,364	157,335

Juniper Networks, Inc. †	3,487	92,998

LDK Solar Co., Ltd. ADR (China) †	846	5,930

LG Display Co., Ltd. (South Korea)	2,840	95,958

Logitech International SA (Switzerland) †	1,190	20,459

Longtop Financial Technologies Ltd. ADR (China) †	2,718	100,620

Mantech International Corp. Class A †	399	19,264

McAfee, Inc. †	664	26,938

MEMC Electronic Materials, Inc. †	1,200	16,344

Micron Technology, Inc. †	3,947	41,680

Microsoft Corp.	49,311	1,503,492

MicroStrategy, Inc. †	542	50,959

MIPS Technologies, Inc. †	4,680	20,452

Monotype Imaging Holdings, Inc. †	4,344	39,226

Multi-Fineline Electronix, Inc. †	874	24,795

National Semiconductor Corp.	17,964	275,927

NCI, Inc. †	362	10,009

NCR Corp. †	5,190	57,765

NEC Corp. (Japan) †	68,000	175,339

NetApp, Inc. †	3,805	130,854

Netezza Corp. †	2,359	22,882

Netgear, Inc. †	1,399	30,344

NetSuite, Inc. †	1,955	31,241

Nippon Electric Glass Co., Ltd. (Japan)	2,000	27,312

Omnicell, Inc. †	2,168	25,344

Oracle Corp.	20,182	495,266

Perfect World Co., Ltd. ADR (China) †	815	32,144

PV Crystalox Solar PLC (United Kingdom)	3,448	3,420

Qualcomm, Inc.	2,730	126,290

Quest Software, Inc. †	7,998	147,163

Renesola, Ltd. ADR (China) †	1,200	5,712

Roth & Rau AG (Germany) †	233	10,104

Saft Groupe SA (France)	583	28,061

COMMON STOCKS (48.8%)* cont.	Shares	Value

Technology cont.
SAIC, Inc. †	1,558	$29,509

Salesforce.com, Inc. †	2,107	155,433

SAVVIS, Inc. †	1,108	15,567

Seagate Technology	13,200	240,108

Silicon Graphics International Corp. †	7,052	49,435

Skyworth Digital Holdings, Ltd. (China)	10,000	10,232

Sohu.com, Inc. (China) †	4,332	248,137

Solarworld AG (Germany)	637	13,948

Sourcefire, Inc. †	823	22,015

STEC, Inc. †	1,146	18,726

Sumco Corp. (Japan)	1,800	31,693

Symantec Corp. †	25,903	463,405

Synaptics, Inc. †	916	28,075

Tech Data Corp. †	1,110	51,793

TeleCommunication Systems, Inc. Class A †	7,014	67,896

Texas Instruments, Inc.	16,399	427,358

TIBCO Software, Inc. †	7,812	75,230

Tokyo Electron, Ltd. (Japan)	700	44,806

TTM Technologies, Inc. † S	6,540	75,406

Ultralife Batteries, Inc. †	1,420	6,134

Unisys Corp. †	3,947	152,196

United Online, Inc.	5,944	42,737

Valence Technology, Inc. †	5,600	5,096

Veeco Instruments, Inc. †	5,098	168,438

Venture Corp., Ltd. (Singapore)	6,000	37,648

VeriSign, Inc. †	1,192	28,894

VMware, Inc. Class A †	5,744	243,431

Volterra Semiconductor Corp. †	1,621	30,994

Watts Water Technologies, Inc. Class A	1,177	36,393

Web.com Group, Inc. †	5,722	37,365

Western Digital Corp. †	11,065	488,520

Western Union Co. (The)	8,800	165,880

Yahoo!, Inc. †	16,500	276,870

		18,416,758
Transportation (0.7%)
Air Transport Services Group, Inc. †	6,101	16,107

British Airways PLC (United Kingdom) † S	9,544	28,498

Central Japan Railway Co. (Japan)	28	186,973

Cintra Concesiones de Infraestructuras de Transporte SA
(Spain)	6,252	72,955

ComfortDelgro Corp., Ltd. (Singapore)	42,000	48,868

Deutsche Post AG (Germany)	1,990	38,259

DP World, Ltd. (United Arab Emirates)	144,491	62,131

easyJet PLC (United Kingdom) †	7,934	44,742

Hawaiian Holdings, Inc. †	3,313	23,191

International Shipholding Corp.	972	30,200

Koninklijke Vopak NV (Netherlands) †	938	74,048

Nippon Express Co., Ltd. (Japan)	36,000	147,398

Ryder System, Inc.	5,304	218,366

SembCorp Marine, Ltd. (Singapore)	47,000	122,553

Singapore Airlines, Ltd. (Singapore)	7,000	73,954

TNT NV (Netherlands)	2,090	63,921

Union Pacific Corp.	4,700	300,330

Wabtec Corp. S	1,511	61,709

		1,614,203
Utilities and power (2.2%)
A2A SpA (Italy)	38,043	79,564

AES Corp. (The) †	7,835	104,284

Putnam VT Global Asset Allocation Fund 13

COMMON STOCKS (48.8%)* cont.	Shares	Value

Utilities and power cont.
AGL Energy, Ltd. (Australia)	2,733	$34,399

American States Water Co.	467	16,536

Aqua America, Inc.	1,309	22,921

Atco, Ltd. Class I (Canada)	714	31,495

Babcock & Brown Wind Partners (Australia)	20,782	25,896

BKW FMB Energie AG (Switzerland)	242	18,806

California Water Service Group	423	15,575

Centrica PLC (United Kingdom)	22,439	101,436

CEZ AS (Czech Republic)	915	42,914

Chubu Electric Power, Inc. (Japan)	3,900	93,035

Cia de Saneamento Basico do Estado de Sao Paulo ADR
(Brazil)	923	36,108

CMS Energy Corp. S	6,600	103,356

Consolidated Water Co., Inc. (Cayman Islands)	553	7,902

Constellation Energy Group, Inc.	3,300	116,061

DTE Energy Co.	1,800	78,462

EDF (France)	991	58,923

EDF Energies Nouvelles SA (France)	649	33,304

Edison International	5,927	206,141

El Paso Corp.	23,000	226,090

Endesa SA (Spain)	728	24,866

Enel SpA (Italy)	14,987	86,958

Energen Corp.	2,244	105,019

Energias de Portugal (EDP) SA (Portugal)	45,314	200,399

Entergy Corp.	411	33,636

Exelon Corp.	5,835	285,156

FirstEnergy Corp.	1,532	71,161

FPL Group, Inc.	4,885	258,026

Gaz de France SA (France)	2,444	105,945

Guangdong Investment, Ltd. (China)	152,000	88,302

Hokkaido Electric Power Co., Inc. (Japan)	1,100	19,983

Hokuriku Electric Power Co. (Japan)	1,000	21,782

Huaneng Power International, Inc. (China)	10,000	5,626

Integrys Energy Group, Inc.	2,000	83,980

International Power PLC (United Kingdom)	14,445	71,537

Kansai Electric Power, Inc. (Japan)	1,600	36,102

Kyushu Electric Power Co., Inc. (Japan)	1,500	30,880

Mirant Corp. †	12,638	192,982

National Grid PLC (United Kingdom)	41,618	455,353

NSTAR	2,800	103,040

NV Energy, Inc.	8,700	107,706

Ormat Technologies, Inc.	256	9,687

PG&E Corp.	4,721	210,793

PPL Corp.	5,800	187,398

Public Power Corp. SA (Greece) †	4,403	81,201

Public Service Enterprise Group, Inc.	1,362	45,287

RWE AG (Germany)	440	42,724

Sempra Energy	3,698	207,014

Severn Trent PLC (United Kingdom)	1,597	27,923

Shikoku Electric Power Co., Inc. (Japan)	900	23,239

SJW Corp.	524	11,827

Southwest Water Co.	1,043	6,143

Terna SPA (Italy)	31,711	136,336

Toho Gas Co., Ltd. (Japan)	19,000	100,870

Tokyo Electric Power Co. (Japan)	2,300	57,710

Tokyo Gas Co., Ltd. (Japan)	25,000	99,763

COMMON STOCKS (48.8%)* cont.	Shares	Value

Utilities and power cont.
TransAlta Corp. (Canada)	299	$6,707

UGI Corp.	3,100	74,989

UniSource Energy Corp.	985	31,707

Veolia Environnement (France)	1,580	51,912

		5,254,877
Total common stocks (cost $107,378,641)		$115,576,285

MORTGAGE-BACKED SECURITIES (14.4%)*	Principal amount	Value

Asset Securitization Corp. Ser. 96-MD6, Class A7,
8.335s, 2029	$34,965	$38,242

Banc of America Commercial Mortgage, Inc.
FRB Ser. 07-3, Class A2, 5.658s, 2049	414,000	420,945
Ser. 07-2, Class A2, 5.634s, 2049	71,000	71,491
FRB Ser. 07-3, Class A3, 5.627s, 2049	98,000	94,673
Ser. 06-4, Class A2, 5.522s, 2046	471,000	479,957
Ser. 04-3, Class A5, 5.398s, 2039	190,000	193,753
Ser. 05-6, Class A2, 5.165s, 2047	36,000	36,227
Ser. 07-5, Class XW, IO, 0.434s, 2051	2,855,408	58,250
Ser. 07-1, Class XW, IO, 0.287s, 2049	1,657,987	21,785

Banc of America Commercial Mortgage, Inc. 144A
Ser. 02-PB2, Class XC, IO, 0.77s, 2035	779,193	10,451
Ser. 04-4, Class XC, IO, 0.298s, 2042	1,567,469	23,507
Ser. 04-5, Class XC, IO, 0.222s, 2041	2,451,260	30,514
Ser. 06-5, Class XC, IO, 0.134s, 2016	5,872,896	80,682

Banc of America Funding Corp. FRB Ser. 06-D, Class 6A1,
5.851s, 2036	294,785	166,554

Banc of America Large Loan 144A
FRB Ser. 05-MIB1, Class K, 2.233s, 2022	95,000	43,031
FRB Ser. 05-MIB1, Class J, 1.283s, 2022 F	102,000	41,829

Banc of America Structured Security Trust 144A Ser. 02-X1,
Class A3, 5.436s, 2033	37	37

Bayview Commercial Asset Trust 144A
Ser. 04-2, IO, 2.97s, 2034	189,553	7,203
Ser. 04-3, IO, 2.87s, 2035	128,648	4,992
Ser. 07-1, Class S, IO, 2.473s, 2037	1,339,516	87,470
Ser. 06-4A, IO, 2.331s, 2036	94,421	7,601
Ser. 05-3A, IO, 2.15s, 2035	317,687	16,806
Ser. 05-1A, IO, 2.15s, 2035	191,146	8,219
Ser. 06-2A, IO, 1.798s, 2036	112,375	6,563
FRB Ser. 05-1A, Class A1, 0.531s, 2035	42,795	28,245

Bear Stearns Alternate Trust
FRB Ser. 06-5, Class 2A2, 6 1/4s, 2036	423,445	281,591
FRB Ser. 05-7, Class 23A1, 5.602s, 2035	180,868	112,550
Ser. 04-9, Class 1A1, 4.302s, 2034	5,977	3,887

Bear Stearns Commercial Mortgage
Securities, Inc.
Ser. 07-PW18, Class A2, 5.613s, 2050	882,000	881,540
Ser. 04-PR3I, Class X1, IO, 0.174s, 2041	561,971	7,980

Bear Stearns Commercial Mortgage
Securities, Inc. 144A
Ser. 06-PW14, Class XW, IO, 0.687s, 2038	1,545,687	49,153
Ser. 06-PW14, Class X1, IO, 0.109s, 2038	1,663,230	22,969
Ser. 07-PW18, Class X1, IO, 0.095s, 2050	707,496	5,092
Ser. 07-PW15, Class X1, IO, 0.088s, 2044 F	4,872,569	48,645
Ser. 05-PW10, Class X1, IO, 0.057s, 2040	5,793,804	9,386

Chase Commercial Mortgage Securities Corp.
Ser. 00-3, Class A2, 7.319s, 2032	22,999	23,552

Citigroup FRB Ser. 07-AR5, Class 1A2A,
5.595s, 2037	672,190	425,974

14 Putnam VT Global Asset Allocation Fund

MORTGAGE-BACKED SECURITIES (14.4%)* cont.	Principal amount	Value

Citigroup Commercial Mortgage Trust
Ser. 08-C7, Class A3, 6.092s, 2014	$465,000	$450,279
Ser. 08-C7, Class A2A, 6.034s, 2049	255,000	256,709

Citigroup Mortgage Loan Trust, Inc.
FRB Ser. 06-AR5, Class 2A5A, 6.185s, 2036	255,674	143,279
FRB Ser. 07-6, Class 1A3A, 5.7s, 2046	753,605	391,875
FRB Ser. 06-AR7, Class 2A2A, 5.581s, 2036	250,920	153,061

Citigroup/Deutsche Bank Commercial Mortgage Trust
Ser. 07-CD4, Class A2B, 5.205s, 2049	1,107,000	1,131,007

Citigroup/Deutsche Bank Commercial Mortgage Trust 144A
Ser. 07-CD4, Class XW, IO, 0 3/8s, 2049	1,707,959	24,253
Ser. 07-CD4, Class XC, IO, 0.087s, 2049	5,712,419	37,131
Ser. 06-CD2, Class X, IO, 0.086s, 2046	3,661,864	11,598

CNL Funding Ser. 99-1, Class A2, 7.645s, 2014	78,874	71,776

Commercial Mortgage Acceptance Corp. Ser. 97-ML1, IO,
0.967s, 2017	387,966	10,847

Commercial Mortgage Acceptance Corp. 144A
Ser. 98-C1, Class F, 6.23s, 2031	98,000	98,686
Ser. 98-C2, Class F, 5.44s, 2030	435,000	430,676

Commercial Mortgage Loan Trust Ser. 08-LS1, Class A4B,
6.019s, 2017	126,000	110,063

Commercial Mortgage Pass-Through Certificates 144A
Ser. 06-CN2A, Class H, 5.57s, 2019	45,000	29,237
Ser. 06-CN2A, Class J, 5.57s, 2019	36,000	19,800
FRB Ser. 01-J2A, Class A2F, 0.733s, 2034	74,000	68,298
Ser. 05-LP5, Class XC, IO, 0.251s, 2043	2,240,375	20,148
Ser. 06-C8, Class XS, IO, 0.085s, 2046	5,302,961	50,682
Ser. 05-C6, Class XC, IO, 0.064s, 2044	5,126,164	24,494

Countrywide Alternative Loan Trust
Ser. 06-45T1, Class 2A2, 6s, 2037	248,213	163,588
Ser. 06-J8, Class A4, 6s, 2037	210,621	120,054
Ser. 07-HY5R, Class 2A1A, 5.544s, 2047	98,434	84,496

Countrywide Home Loans
FRB Ser. 05-HYB7, Class 6A1, 5.626s, 2035	512,463	353,600
FRB Ser. 06-HYB1, Class 1A1, 5.3s, 2036	371,110	216,146
FRB Ser. 06-HYB1, Class 2A1, 5.238s, 2036	757,667	553,097
FRB Ser. 05-HYB4, Class 2A1, 4.856s, 2035	373,328	276,263

Countrywide Home Loans 144A
IFB Ser. 05-R1, Class 1AS, IO, 5.658s, 2035	368,117	41,873
Ser. 06-R1, Class AS, IO, 5.636s, 2036	98,702	10,857
Ser. 05-R3, Class AS, IO, 5.569s, 2035	378,274	42,083
FRB Ser. 06-R2, Class AS, IO, 5.484s, 2036	401,947	40,697
IFB Ser. 05-R2, Class 1AS, IO, 5.312s, 2035	213,123	22,644

Credit Suisse Mortgage Capital Certificates
FRB Ser. 07-C4, Class A2, 5.809s, 2039	349,000	352,094
Ser. 06-C5, Class A2, 5.246s, 2039	242,000	246,258
Ser. 06-C5, Class AX, IO, 0.118s, 2039	3,403,914	49,187

Credit Suisse Mortgage Capital Certificates 144A
Ser. 06-C4, Class AX, IO, 0.132s, 2039	4,597,924	57,587
Ser. 07-C2, Class AX, IO, 0.111s, 2049	7,988,115	52,114
Ser. 07-C1, Class AX, IO, 0.085s, 2040	6,180,541	46,113

CS First Boston Mortgage Securities Corp. Ser. 04-C2,
Class A2, 5.416s, 2036	210,000	207,970

CS First Boston Mortgage Securities Corp. 144A
Ser. 02-CP3, Class AX, IO, 1.414s, 2035	777,838	23,457
FRB Ser. 04-TF2A, Class J, 1.183s, 2016	50,000	40,000
FRB Ser. 05-TF2A, Class J, 1.133s, 2020	17,613	14,971
FRB Ser. 04-TF2A, Class H, 0.933s, 2019	50,000	44,000
Ser. 01-CK1, Class AY, IO, 0.776s, 2035	2,604,499	10,581
Ser. 04-C4, Class AX, IO, 0.445s, 2039	645,477	14,397

MORTGAGE-BACKED SECURITIES (14.4%)* cont.	Principal amount	Value

CS First Boston Mortgage Securities Corp. 144A
Deutsche Mortgage & Asset Receiving Corp.
Ser. 98-C1, Class X, IO, 0.636s, 2031	$310,025	$7,176

DLJ Commercial Mortgage Corp.
Ser. 00-CF1, Class A1B, 7.62s, 2033	22,529	22,587
Ser. 99-CG2, Class B3, 6.1s, 2032	100,000	86,000
Ser. 99-CG2, Class B4, 6.1s, 2032	130,000	130,955

Fannie Mae
IFB Ser. 06-49, Class SE, 28.075s, 2036	106,946	151,342
IFB Ser. 05-25, Class PS, 27.143s, 2035	63,378	88,573
IFB Ser. 06-115, Class ES, 25.635s, 2036	89,536	123,123
IFB Ser. 06-8, Class HP, 23.719s, 2036	87,035	118,078
IFB Ser. 05-99, Class SA, 23.719s, 2035	58,795	78,058
IFB Ser. 05-74, Class DM, 23.535s, 2035	58,889	76,572
IFB Ser. 05-45, Class DC, 23.462s, 2035	57,575	78,739
IFB Ser. 03-44, Class SI, IO, 7.769s, 2033	358,530	64,092
IFB Ser. 06-90, Class SE, IO, 7.569s, 2036	77,003	13,412
IFB Ser. 05-52, Class DC, IO, 6.969s, 2035	103,838	15,745
IFB Ser. 06-79, Class DI, IO, 6.919s, 2036	250,549	35,708
IFB Ser. 06-60, Class SI, IO, 6.919s, 2036	179,246	26,971
IFB Ser. 04-60, Class SW, IO, 6.819s, 2034	266,924	41,593
IFB Ser. 05-65, Class KI, IO, 6.769s, 2035	640,347	93,299
IFB Ser. 08-41, Class S, IO, 6.569s, 2036	77,624	10,500
IFB Ser. 05-48, Class SM, IO, 6.569s, 2034	123,509	16,535
IFB Ser. 07-54, Class CI, IO, 6.529s, 2037	120,002	17,390
IFB Ser. 08-34, Class SM, IO, 6.519s, 2038	389,960	49,720
IFB Ser. 07-58, Class SP, IO, 6.519s, 2037	161,303	21,744
IFB Ser. 07-28, Class SE, IO, 6.519s, 2037	141,248	20,229
IFB Ser. 07-24, Class SD, IO, 6.519s, 2037	119,299	15,936
IFB Ser. 05-12, Class SC, IO, 6.519s, 2035	128,969	19,455
IFB Ser. 05-17, Class ES, IO, 6.519s, 2035	115,646	14,669
IFB Ser. 07-30, Class IE, IO, 6.509s, 2037	353,287	59,754
IFB Ser. 06-123, Class CI, IO, 6.509s, 2037	307,012	42,512
IFB Ser. 05-82, Class SY, IO, 6.499s, 2035	225,312	27,943
IFB Ser. 05-45, Class EW, IO, 6.489s, 2035	443,361	60,051
IFB Ser. 05-45, Class SR, IO, 6.489s, 2035	306,081	39,810
IFB Ser. 06-31, Class SX, IO, 6.469s, 2036	313,355	46,184
IFB Ser. 06-33, Class JS, IO, 6.469s, 2036	166,192	21,864
IFB Ser. 06-36, Class SP, IO, 6.469s, 2036	116,172	13,475
IFB Ser. 06-16, Class SM, IO, 6.469s, 2036	103,575	14,904
IFB Ser. 05-95, Class CI, IO, 6.469s, 2035	141,682	21,880
IFB Ser. 05-84, Class SG, IO, 6.469s, 2035	221,206	30,909
IFB Ser. 05-57, Class NI, IO, 6.469s, 2035	62,105	8,558
IFB Ser. 06-3, Class SB, IO, 6.469s, 2035	308,210	47,732
IFB Ser. 05-23, Class SG, IO, 6.469s, 2035	173,637	24,300
IFB Ser. 05-17, Class SA, IO, 6.469s, 2035	157,958	23,474
IFB Ser. 05-17, Class SE, IO, 6.469s, 2035	173,762	23,515
IFB Ser. 06-128, Class GS, IO, 6.449s, 2037	131,168	18,600
IFB Ser. 06-114, Class IS, IO, 6.419s, 2036	132,631	17,083
IFB Ser. 06-115, Class GI, IO, 6.409s, 2036	141,676	24,637
IFB Ser. 06-115, Class IE, IO, 6.409s, 2036	104,000	13,775
IFB Ser. 06-109, Class SH, IO, 6.389s, 2036	166,718	25,883
IFB Ser. 06-104, Class IC, IO, 6.369s, 2036	461,364	68,843
IFB Ser. 06-103, Class SB, IO, 6.369s, 2036	139,034	18,130
IFB Ser. 06-43, Class SI, IO, 6.369s, 2036	309,156	39,841
IFB Ser. 06-8, Class JH, IO, 6.369s, 2036	487,488	68,831
IFB Ser. 09-12, Class CI, IO, 6.369s, 2036	436,040	64,599
IFB Ser. 05-122, Class SG, IO, 6.369s, 2035	105,869	14,152
IFB Ser. 05-122, Class SW, IO, 6.369s, 2035	135,687	18,125
IFB Ser. 06-92, Class JI, IO, 6.349s, 2036	79,747	10,671
IFB Ser. 06-96, Class ES, IO, 6.349s, 2036	191,268	23,181
IFB Ser. 06-99, Class AS, IO, 6.349s, 2036	94,640	12,151

Putnam VT Global Asset Allocation Fund 15

MORTGAGE-BACKED SECURITIES (14.4%)* cont.	Principal amount	Value

Fannie Mae
IFB Ser. 06-86, Class SB, IO, 6.319s, 2036	$383,817	$56,028
IFB Ser. 09-12, Class AI, IO, 6.269s, 2037	552,476	74,692
IFB Ser. 07-15, Class NI, IO, 6.269s, 2022	171,482	19,030
IFB Ser. 07-109, Class XI, IO, 6.219s, 2037	81,653	10,467
IFB Ser. 07-30, Class LI, IO, 6.209s, 2037	492,116	62,937
IFB Ser. 07-89, Class SA, IO, 6.199s, 2037	442,456	52,210
IFB Ser. 07-44, Class SB, IO, 6.199s, 2037	535,213	74,626
IFB Ser. 07-54, Class IA, IO, 6.179s, 2037	149,874	19,944
IFB Ser. 07-54, Class IB, IO, 6.179s, 2037	149,874	19,944
IFB Ser. 07-54, Class IC, IO, 6.179s, 2037	149,874	19,944
IFB Ser. 07-54, Class ID, IO, 6.179s, 2037	149,874	19,944
IFB Ser. 07-54, Class IF, IO, 6.179s, 2037	222,252	28,257
IFB Ser. 07-54, Class UI, IO, 6.179s, 2037	185,619	26,075
IFB Ser. 07-15, Class CI, IO, 6.149s, 2037	567,182	72,083
IFB Ser. 06-115, Class JI, IO, 6.149s, 2036	404,657	52,500
IFB Ser. 08-12, Class SC, IO, 6.119s, 2038	585,968	71,270
IFB Ser. 06-123, Class LI, IO, 6.089s, 2037	273,641	33,921
IFB Ser. 07-81, Class IS, IO, 6.069s, 2037	225,303	27,510
IFB Ser. 07-39, Class AI, IO, 5.889s, 2037	261,940	29,927
IFB Ser. 07-32, Class SD, IO, 5.879s, 2037	180,558	21,547
IFB Ser. 07-30, Class UI, IO, 5.869s, 2037	148,461	17,270
IFB Ser. 07-32, Class SC, IO, 5.869s, 2037	239,530	29,915
IFB Ser. 07-1, Class CI, IO, 5.869s, 2037	165,991	20,852
IFB Ser. 09-12, Class DI, IO, 5.799s, 2037	660,113	82,971
IFB Ser. 05-58, Class IK, IO, 5.769s, 2035	194,367	35,517
Ser. 06-W3, Class 1AS, IO, 5.756s, 2046	542,011	65,041
IFB Ser. 07-75, Class ID, IO, 5.639s, 2037	152,622	17,972
IFB Ser. 09-3, Class SE, IO, 5.269s, 2037	215,955	21,335
Ser. 03-W12, Class 2, IO, 2.216s, 2043	379,579	34,540
Ser. 03-W10, Class 3, IO, 1.88s, 2043	221,926	16,450
Ser. 03-W10, Class 1, IO, 1.837s, 2043	799,202	59,560
Ser. 03-W8, Class 12, IO, 1.635s, 2042	790,297	53,453
Ser. 03-W17, Class 12, IO, 1.141s, 2033	285,995	13,198
Ser. 06-26, Class NB, 1s, 2036	49,740	43,388
Ser. 03-T2, Class 2, IO, 0.809s, 2042	1,085,177	30,293
Ser. 03-W6, Class 51, IO, 0.67s, 2042	261,273	7,025
Ser. 01-T12, Class IO, 0.565s, 2041	240,463	5,122
Ser. 03-W2, Class 1, IO, 0.467s, 2042	1,883,704	27,545
Ser. 02-T4, IO, 0.448s, 2041	1,290,553	19,107
Ser. 01-50, Class B1, IO, 0.435s, 2041	421,508	8,040
Ser. 02-T1, Class IO, IO, 0.423s, 2031	266,828	3,752
Ser. 03-W6, Class 3, IO, 0.368s, 2042	369,061	5,420
Ser. 03-W6, Class 23, IO, 0.352s, 2042	391,669	5,439
Ser. 01-79, Class BI, IO, 0.327s, 2045	874,911	12,635
Ser. 06-46, Class OC, PO, zero %, 2036	74,218	57,928
Ser. 04-61, Class JO, PO, zero %, 2032	29,483	25,896
Ser. 326, Class 1, PO, zero %, 2032	41,832	34,695
Ser. 318, Class 1, PO, zero %, 2032	15,814	13,373
Ser. 314, Class 1, PO, zero %, 2031	75,355	64,592
FRB Ser. 06-115, Class SN, zero %, 2036	69,183	82,920
FRB Ser. 05-57, Class UL, zero %, 2035	19,054	18,892
FRB Ser. 05-65, Class CU, zero %, 2034	9,945	8,896

Federal Home Loan Mortgage Corp. Structured
Pass-Through Securities
IFB Ser. T-56, Class 2ASI, IO, 7.869s, 2043	92,556	15,503
Ser. T-56, Class A, IO, 0.524s, 2043	294,227	6,276
Ser. T-56, Class 1, IO, 0.232s, 2043	400,063	3,428
Ser. T-56, Class 3, IO, 0.088s, 2043	301,137	3,541
Ser. T-56, Class 2, IO, 0.041s, 2043	365,734	30

MORTGAGE-BACKED SECURITIES (14.4%)* cont.	Principal amount	Value

First Horizon Alternative Mortgage Securities FRB
Ser. 05-AA10, Class 2A1, 5.701s, 2035	$118,841	$67,739

First Union National Bank-Bank of America Commercial
Mortgage 144A Ser. 01-C1, Class 3, IO, 1.691s, 2033	1,318,098	15,554

First Union-Lehman Brothers Commercial Mortgage Trust II
Ser. 97-C2, Class F, 7 1/2s, 2029	131,000	114,418
Ser. 97-C2, Class G, 7 1/2s, 2029	40,000	36,800

Freddie Mac
IFB Ser. 3408, Class EK, 24.855s, 2037	76,075	101,713
IFB Ser. 2976, Class KL, 23.529s, 2035	93,315	124,623
IFB Ser. 3065, Class DC, 19.161s, 2035	86,359	108,038
IFB Ser. 2990, Class LB, 16.35s, 2034	98,439	116,391
IFB Ser. 3489, Class SD, IO, 7.567s, 2032	134,400	22,131
IFB Ser. 2759, Class SG, IO, 7.317s, 2033	219,783	40,410
IFB Ser. 2828, Class GI, IO, 7.267s, 2034	150,959	23,651
IFB Ser. 3184, Class SP, IO, 7.117s, 2033	178,296	22,359
IFB Ser. 3269, Class KS, IO, 7.017s, 2037	2,059,604	278,047
IFB Ser. 3156, Class PS, IO, 7.017s, 2036	216,238	36,237
IFB Ser. 2927, Class SI, IO, 7s, 2035	124,409	18,681
IFB Ser. 3149, Class LS, IO, 6.967s, 2036	511,490	93,306
IFB Ser. 3119, Class PI, IO, 6.967s, 2036	144,199	26,145
IFB Ser. 2882, Class LS, IO, 6.967s, 2034	106,772	15,019
IFB Ser. 3149, Class SE, IO, 6.917s, 2036	179,746	30,937
IFB Ser. 3157, Class SA, IO, 6.917s, 2036	364,204	62,286
IFB Ser. 2921, Class SG, IO, 6.917s, 2035	389,541	58,270
IFB Ser. 3203, Class SH, IO, 6.907s, 2036	106,071	16,629
IFB Ser. 2835, Class AI, IO, 6.867s, 2034	50,164	8,065
IFB Ser. 2815, Class PT, IO, 6.817s, 2032	146,300	18,682
IFB Ser. 2828, Class TI, IO, 6.817s, 2030	66,129	7,722
IFB Ser. 3397, Class GS, IO, 6.767s, 2037	99,489	11,158
IFB Ser. 3249, Class SI, IO, 6.517s, 2036	77,156	10,806
IFB Ser. 2922, Class SE, IO, 6.517s, 2035	167,351	21,332
IFB Ser. 2981, Class AS, IO, 6.487s, 2035	152,443	17,840
IFB Ser. 3287, Class SE, IO, 6.467s, 2037	333,823	50,975
IFB Ser. 3122, Class DS, IO, 6.467s, 2036	163,617	22,871
IFB Ser. 3123, Class LI, IO, 6.467s, 2036	183,422	29,290
IFB Ser. 3107, Class DC, IO, 6.467s, 2035	201,116	30,537
IFB Ser. 3001, Class IH, IO, 6.467s, 2035	62,429	8,813
IFB Ser. 2950, Class SM, IO, 6.467s, 2016	207,567	25,222
IFB Ser. 3256, Class S, IO, 6.457s, 2036	195,760	26,237
IFB Ser. 3031, Class BI, IO, 6.457s, 2035	78,505	8,063
IFB Ser. 3244, Class SB, IO, 6.427s, 2036	117,534	14,791
IFB Ser. 3249, Class SM, IO, 6.417s, 2036	157,072	21,849
IFB Ser. 3236, Class IS, IO, 6.417s, 2036	214,681	27,711
IFB Ser. 3240, Class SM, IO, 6.417s, 2036	156,627	20,231
IFB Ser. 3147, Class SD, IO, 6.417s, 2036	421,285	56,149
IFB Ser. 3067, Class SI, IO, 6.417s, 2035	553,227	85,233
IFB Ser. 3128, Class JI, IO, 6.397s, 2036	225,752	30,302
IFB Ser. 2990, Class LI, IO, 6.397s, 2034	150,239	22,452
IFB Ser. 3240, Class S, IO, 6.387s, 2036	446,127	59,508
IFB Ser. 3065, Class DI, IO, 6.387s, 2035	66,722	9,656
IFB Ser. 3145, Class GI, IO, 6.367s, 2036	191,576	26,773
IFB Ser. 3114, Class GI, IO, 6.367s, 2036	86,591	12,827
IFB Ser. 3114, Class IP, IO, 6.367s, 2036	206,065	26,565
IFB Ser. 3218, Class AS, IO, 6.347s, 2036	138,482	17,060
IFB Ser. 3221, Class SI, IO, 6.347s, 2036	163,047	20,269
IFB Ser. 3346, Class SC, IO, 6.317s, 2033	801,780	112,060
IFB Ser. 3346, Class SB, IO, 6.317s, 2033	225,922	31,580
IFB Ser. 3201, Class SG, IO, 6.267s, 2036	229,641	29,596
IFB Ser. 3203, Class SE, IO, 6.267s, 2036	192,332	24,197
IFB Ser. 3171, Class PS, IO, 6.252s, 2036	178,880	22,088
IFB Ser. 3171, Class ST, IO, 6.252s, 2036	325,457	40,129

16 Putnam VT Global Asset Allocation Fund

MORTGAGE-BACKED SECURITIES (14.4%)* cont.	Principal amount	Value

Freddie Mac
IFB Ser. 3152, Class SY, IO, 6.247s, 2036	$169,032	$24,319
IFB Ser. 3510, Class DI, IO, 6.247s, 2035	282,109	37,375
IFB Ser. 3181, Class PS, IO, 6.237s, 2036	118,347	17,107
IFB Ser. 3199, Class S, IO, 6.217s, 2036	86,863	11,365
IFB Ser. 3284, Class LI, IO, 6.207s, 2037	577,497	74,071
IFB Ser. 3281, Class AI, IO, 6.197s, 2037	205,818	26,502
IFB Ser. 3311, Class IA, IO, 6.177s, 2037	206,403	26,651
IFB Ser. 3311, Class IB, IO, 6.177s, 2037	206,403	26,651
IFB Ser. 3311, Class IC, IO, 6.177s, 2037	206,403	26,651
IFB Ser. 3311, Class ID, IO, 6.177s, 2037	206,403	26,651
IFB Ser. 3311, Class IE, IO, 6.177s, 2037	298,779	38,578
IFB Ser. 3240, Class GS, IO, 6.147s, 2036	279,963	34,825
IFB Ser. 3257, Class SI, IO, 6.087s, 2036	127,476	14,841
IFB Ser. 3225, Class EY, IO, 6.057s, 2036	659,956	77,760
IFB Ser. 3225, Class JY, IO, 6.057s, 2036	555,328	68,486
IFB Ser. 3339, Class TI, IO, 5.907s, 2037	227,425	26,873
IFB Ser. 3284, Class CI, IO, 5.887s, 2037	441,792	52,537
IFB Ser. 3309, Class SG, IO, 5.837s, 2037	429,144	45,876
IFB Ser. 2965, Class SA, IO, 5.817s, 2032	160,832	19,222
IFB Ser. 3510, Class BI, IO, 5.797s, 2037	532,823	65,407
IFB Ser. 3397, Class SQ, IO, 5.737s, 2037	397,404	43,309
FRB Ser. 3232, Class FG, 0.533s, 2036	20,749	20,499
Ser. 3327, Class IF, IO, zero %, 2037	61,625	3,055
Ser. 3292, Class DO, PO, zero %, 2037	59,908	46,947
Ser. 3252, Class LO, PO, zero %, 2036	72,494	60,764
Ser. 3124, Class DO, PO, zero %, 2036	58,991	43,936
Ser. 201, PO, zero %, 2029	46,628	38,414
FRB Ser. 3304, Class UF, zero %, 2037	100,000	90,979
FRB Ser. 3289, Class SF, zero %, 2037	50,162	51,180
FRB Ser. 3326, Class YF, zero %, 2037	23,024	25,867
FRB Ser. 3147, Class SF, zero %, 2036	84,993	83,915
FRB Ser. 3047, Class BD, zero %, 2035	44,125	37,520
FRB Ser. 3003, Class XF, zero %, 2035	63,515	62,575
FRB Ser. 2958, Class FB, zero %, 2035	30,036	26,352

GE Capital Commercial Mortgage Corp. 144A
Ser. 05-C2, Class XC, IO, 0.151s, 2043	3,963,620	25,721
Ser. 07-C1, Class XC, IO, 0.095s, 2019	11,804,108	61,381
Ser. 05-C3, Class XC, IO, 0.089s, 2045	10,449,245	37,966

GMAC Commercial Mortgage Securities, Inc.
Ser. 97-C1, Class X, IO, 1.279s, 2029	90,391	4,167
Ser. 05-C1, Class X1, IO, 0.216s, 2043	3,709,300	37,200

GMAC Commercial Mortgage Securities, Inc. 144A
Ser. 99-C3, Class G, 6.974s, 2036	39,430	30,361
Ser. 06-C1, Class XC, IO, 0.07s, 2045	6,554,706	30,855

Government National Mortgage Association
IFB Ser. 08-47, Class S, IO, 7.468s, 2038	148,470	20,066
IFB Ser. 04-59, Class SC, IO, 6.968s, 2034	86,180	12,253
IFB Ser. 04-26, Class IS, IO, 6.968s, 2034	26,507	1,870
IFB Ser. 04-5, Class PS, IO, 6.717s, 2033	274,000	45,066
IFB Ser. 09-66, Class XS, IO, 6.568s, 2039	17,435,498	2,017,747
IFB Ser. 09-106, Class XI, IO, 6.567s, 2037	192,406	21,983
IFB Ser. 07-22, Class S, IO, 6.567s, 2037	133,913	15,242
IFB Ser. 09-106, Class XL, IO, 6.517s, 2037	191,993	21,261
IFB Ser. 07-53, Class SY, IO, 6.502s, 2037	79,983	8,259
IFB Ser. 07-58, Class PS, IO, 6.467s, 2037	568,633	52,319
IFB Ser. 07-59, Class PS, IO, 6.437s, 2037	97,462	8,289
IFB Ser. 07-59, Class SP, IO, 6.437s, 2037	303,461	26,164
IFB Ser. 07-68, Class PI, IO, 6.417s, 2037	135,497	13,051
IFB Ser. 07-16, Class KU, IO, 6.417s, 2037	143,261	17,535
IFB Ser. 09-87, Class SK, IO, 6.367s, 2032	357,139	37,216
IFB Ser. 07-17, Class AI, IO, 6.318s, 2037	477,524	64,742

MORTGAGE-BACKED SECURITIES (14.4%)* cont.	Principal amount	Value

Government National Mortgage Association
IFB Ser. 09-13, Class SD, IO, 6.318s, 2033	$945,162	$87,382
IFB Ser. 07-9, Class AI, IO, 6.268s, 2037	149,520	15,096
IFB Ser. 09-106, Class LS, IO, 6.267s, 2037	201,452	19,448
IFB Ser. 06-26, Class S, IO, 6.267s, 2036	105,970	11,200
IFB Ser. 09-35, Class SP, IO, 6.168s, 2037	438,284	52,172
IFB Ser. 05-71, Class SA, IO, 6.128s, 2035	41,359	4,795
IFB Ser. 05-65, Class SI, IO, 6.117s, 2035	134,496	14,801
IFB Ser. 07-17, Class IC, IO, 6.018s, 2037	289,352	33,786
IFB Ser. 07-17, Class IB, IO, 6.017s, 2037	119,554	15,111
IFB Ser. 09-106, Class SD, IO, 6.017s, 2036	192,306	20,038
IFB Ser. 07-25, Class KS, IO, 5.968s, 2037	81,450	8,293
IFB Ser. 07-21, Class S, IO, 5.968s, 2037	230,112	20,679
IFB Ser. 07-7, Class JI, IO, 5.967s, 2037	267,179	29,580
IFB Ser. 07-17, Class SI, IO, 5.956s, 2037	173,524	19,343
IFB Ser. 07-31, Class AI, IO, 5.948s, 2037	145,846	18,738
IFB Ser. 07-43, Class SC, IO, 5.868s, 2037	135,233	12,846
IFB Ser. 09-106, Class ST, IO, 5.767s, 2038	193,216	19,500
IFB Ser. 04-41, Class SG, IO, 5.767s, 2034	30,357	1,707
FRB Ser. 07-35, Class UF, zero %, 2037	17,395	16,962
FRB Ser. 07-35, Class VF, zero %, 2037	5,375	5,351

Greenwich Capital Commercial Funding Corp.
Ser. 05-GG5, Class A2, 5.117s, 2037	168,000	168,655
Ser. 05-GG5, Class XC, IO, 0.084s, 2037	8,369,891	24,436

GS Mortgage Securities Corp. II
FRB Ser. 07-GG10, Class A3, 5.805s, 2045	187,000	182,945
Ser. 06-GG6, Class A2, 5.506s, 2038	302,000	306,036

GS Mortgage Securities Corp. II 144A
Ser. 98-C1, Class F, 6s, 2030	57,269	55,407
Ser. 06-GG8, Class X, IO, 0.666s, 2039	1,588,009	41,294
Ser. 04-C1, Class X1, IO, 0.297s, 2028	1,082,670	4,783
Ser. 03-C1, Class X1, IO, 0.276s, 2040	604,841	11,943
Ser. 06-GG6, Class XC, IO, 0.052s, 2038	2,526,716	5,445

GSMPS Mortgage Loan Trust
Ser. 05-RP3, Class 1A4, 8 1/2s, 2035	11,503	10,468
Ser. 05-RP3, Class 1A3, 8s, 2035	38,866	35,319
Ser. 05-RP3, Class 1A2, 7 1/2s, 2035	29,652	26,613

GSMPS Mortgage Loan Trust 144A
Ser. 05-RP2, Class 1A3, 8s, 2035	35,058	33,020
Ser. 05-RP2, Class 1A2, 7 1/2s, 2035	38,589	36,563

GSR Mortgage Loan Trust Ser. 05-AR2, Class 2A1,
4.746s, 2035	60,663	47,317

HSI Asset Loan Obligation FRB Ser. 07-AR1, Class 2A1,
6.022s, 2037	510,801	352,452

IMPAC Secured Assets Corp. FRB Ser. 07-2, Class 1A1A,
0.341s, 2037 F	356,922	192,738

IndyMac Indx Mortgage Loan Trust
FRB Ser. 07-AR15, Class 1A1, 5.913s, 2037	287,120	183,757
FRB Ser. 06-AR25, Class 5A1, 5.911s, 2036	81,141	49,853
FRB Ser. 07-AR9, Class 2A1, 5.864s, 2037	272,504	185,303
FRB Ser. 05-AR31, Class 3A1, 5 1/2s, 2036	404,743	234,751
FRB Ser. 05-AR5, Class 4A1, 5.22s, 2035	253,001	176,359
FRB Ser. 07-AR11, Class 1A1, 5.07s, 2037	222,886	120,359

JPMorgan Alternative Loan Trust
FRB Ser. 06-A1, Class 5A1, 5.923s, 2036	185,619	145,711
FRB Ser. 06-A6, Class 1A1, 0.391s, 2036	116,615	55,278

JPMorgan Chase Commercial Mortgage Securities Corp.
Ser. 97-C5, Class F, 7.561s, 2029	42,000	38,220
FRB Ser. 07-LD12, Class AM, 6.062s, 2051	196,000	137,129
FRB Ser. 07-LD12, Class A3, 5.99s, 2051	1,563,000	1,473,899
Ser. 07-CB20, Class A3, 5.863s, 2051	469,000	454,589

Putnam VT Global Asset Allocation Fund 17

MORTGAGE-BACKED SECURITIES (14.4%)* cont.	Principal amount	Value

JPMorgan Chase Commercial Mortgage Securities Corp.
Ser. 07-LD12, Class A2, 5.827s, 2051	$433,000	$438,690
FRB Ser. 07-LD11, Class A3, 5.818s, 2049	234,000	225,324
Ser. 06-CB15, Class A4, 5.814s, 2043	258,000	248,609
Ser. 07-CB20, Class A4, 5.794s, 2051	102,000	87,969
Ser. 05-LDP2, Class AM, 4.78s, 2042	80,000	63,928
Ser. 06-LDP8, Class X, IO, 0.572s, 2045	2,111,967	50,110
Ser. 06-CB17, Class X, IO, 0.512s, 2043	2,032,048	57,507
Ser. 06-LDP9, Class X, IO, 0.469s, 2047	3,028,719	63,293
Ser. 07-LDPX, Class X, IO, 0.346s, 2049	3,465,461	53,183
Ser. 06-CB16, Class X1, IO, 0.113s, 2045	2,397,820	28,229

JPMorgan Chase Commercial Mortgage Securities Corp. 144A
Ser. 00-C9, Class G, 6 1/4s, 2032	44,000	43,869
Ser. 07-CB20, Class X1, IO, 0.137s, 2051	6,043,139	63,761
Ser. 05-CB12, Class X1, IO, 0.114s, 2037	3,306,526	27,823

LB Commercial Conduit Mortgage Trust 144A
Ser. 99-C1, Class F, 6.41s, 2031	35,110	25,009
Ser. 99-C1, Class G, 6.41s, 2031	37,135	21,220
Ser. 98-C4, Class H, 5.6s, 2035 F	50,000	32,431

LB-UBS Commercial Mortgage Trust Ser. 04-C7, Class A6,
4.786s, 2029	83,000	80,178

LB-UBS Commercial Mortgage Trust 144A
Ser. 06-C7, Class XW, IO, 0.716s, 2038	1,440,466	44,684
Ser. 03-C5, Class XCL, IO, 0.4s, 2037	949,841	16,775
Ser. 05-C2, Class XCL, IO, 0.307s, 2040	3,844,095	29,663
Ser. 05-C3, Class XCL, IO, 0.297s, 2040	2,561,050	46,847
Ser. 05-C5, Class XCL, IO, 0.203s, 2020	3,150,896	35,786
Ser. 05-C7, Class XCL, IO, 0.168s, 2040	3,732,271	24,554
Ser. 06-C7, Class XCL, IO, 0.154s, 2038	2,541,591	34,620
Ser. 06-C1, Class XCL, IO, 0.097s, 2041	5,512,916	45,790

Lehman Brothers Floating Rate Commercial Mortgage
Trust 144A
FRB Ser. 04-LLFA, Class H, 1.183s, 2017	52,000	39,200
FRB Ser. 05-LLFA, Class J, 1.033s, 2018	20,000	10,949

MASTR Adjustable Rate Mortgages Trust
Ser. 04-7, Class 2A1, 4.41s, 2034	4,986	3,513

MASTR Alternative Loans Trust Ser. 06-3,
Class 1A1, 6 1/4s, 2036	158,600	107,897

MASTR Reperforming Loan Trust 144A
Ser. 05-1, Class 1A4, 7 1/2s, 2034	50,005	47,380

Merit Securities Corp. 144A FRB Ser. 11PA,
Class 3A1, 0.851s, 2027	72,753	51,823

Merrill Lynch Capital Funding Corp.
Ser. 06-4, Class XC, IO, 0.148s, 2049	7,867,277	87,088

Merrill Lynch Floating Trust 144A FRB
Ser. 06-1, Class TM, 0.733s, 2022	99,963	81,970

Merrill Lynch Mortgage Investors, Inc.
FRB Ser. 98-C3, Class E, 6.846s, 2030	31,000	30,749
FRB Ser. 05-A9, Class 3A1, 5.253s, 2035	170,215	129,376

Merrill Lynch Mortgage Trust
FRB Ser. 07-C1, Class A3, 5.828s, 2050	128,000	124,293
FRB Ser. 07-C1, Class A4, 5.828s, 2050	103,000	86,161
Ser. 05-MCP1, Class XC, IO, 0.21s, 2043	3,142,700	29,541

Merrill Lynch Mortgage Trust 144A
Ser. 04-KEY2, Class XC, IO, 0.427s, 2039	709,822	15,403
Ser. 05-LC1, Class X, IO, 0.1s, 2044	1,666,751	10,008

Merrill Lynch/Countrywide Commercial Mortgage Trust
FRB Ser. 07-8, Class A3, 5.957s, 2049	316,000	276,942
FRB Ser. 07-8, Class A2, 5.92s, 2049	152,000	151,544

MORTGAGE-BACKED SECURITIES (14.4%)* cont.	Principal amount	Value

Mezz Cap Commercial Mortgage Trust 144A
Ser. 04-C2, Class X, IO, 6.004s, 2040	$115,417	$13,850
Ser. 05-C3, Class X, IO, 5.555s, 2044	130,611	13,061
Ser. 06-C4, Class X, IO, 5.454s, 2016	545,827	60,041

Morgan Stanley Capital 144A Ser. 05-RR6,
Class X, IO, 1.574s, 2043	840,236	22,350

Morgan Stanley Capital I
FRB Ser. 08-T29, Class A3, 6.28s, 2043	76,000	75,231
FRB Ser. 06-IQ11, Class A4, 5.77s, 2042	258,000	255,232
Ser. 05-HQ6, Class A4A, 4.989s, 2042	119,000	115,906
Ser. 04-HQ4, Class A7, 4.97s, 2040	99,000	97,284

Morgan Stanley Capital I 144A
Ser. 04-RR, Class F5, 6s, 2039	100,000	7,250
Ser. 04-RR, Class F6, 6s, 2039	100,000	6,250
Ser. 05-HQ5, Class X1, IO, 0.093s, 2042	1,263,060	6,454

Morgan Stanley Mortgage Loan Trust Ser. 05-5AR,
Class 2A1, 3.94s, 2035	148,504	90,587

Mortgage Capital Funding, Inc. FRB Ser. 98-MC2, Class E,
7.082s, 2030	49,000	49,490

Nomura Asset Acceptance Corp. Ser. 04-R3, Class PT,
5.257s, 2035	23,010	21,246

Nomura Asset Acceptance Corp. 144A Ser. 04-R2, Class PT,
9.087s, 2034	15,465	14,449

Residential Asset Mortgage Products, Inc. Ser. 02-SL1,
Class AI3, 7s, 2032	55,521	52,589

Residential Asset Securitization Trust Ser. 07-A5, Class 2A3,
6s, 2037	336,608	249,090

Salomon Brothers Mortgage Securities VII 144A
Ser. 02-KEY2, Class X1, IO, 1.973s, 2036	1,072,771	39,156

Structured Adjustable Rate Mortgage Loan Trust
FRB Ser. 07-8, Class 1A2, 6 1/4s, 2037	503,579	327,326
FRB Ser. 06-9, Class 1A1, 5.652s, 2036	87,666	47,889
FRB Ser. 05-18, Class 6A1, 5.197s, 2035	75,950	54,684

Structured Adjustable Rate Mortgage Loan Trust 144A
Ser. 04-NP2, Class A, 0.581s, 2034	33,167	27,031

Structured Asset Securities Corp.
IFB Ser. 07-4, Class 1A3, IO, 6.019s, 2037	1,935,383	232,246
Ser. 07-4, Class 1A4, IO, 1s, 2037 F	2,107,693	55,590

Structured Asset Securities Corp. 144A
Ser. 08-RF1, Class AI, IO, 4.56s, 2037	1,773,571	164,055

Wachovia Bank Commercial Mortgage Trust
FRB Ser. 07-C33, Class A3, 5.902s, 2051	249,000	242,819
FRB Ser. 07-C32, Class A2, 5.735s, 2049	783,000	797,614
Ser. 07-C31, Class A2, 5.421s, 2047	848,000	857,837
Ser. 07-C30, Class A3, 5.246s, 2043	277,000	267,622
Ser. 04-C15, Class A4, 4.803s, 2041	147,000	140,670
Ser. 07-C34, IO, 0.354s, 2046	1,629,493	28,826

Wachovia Bank Commercial Mortgage Trust 144A
Ser. 03-C3, Class IOI, IO, 0.44s, 2035	691,811	17,831
Ser. 05-C18, Class XC, IO, 0.157s, 2042	3,605,844	27,765
Ser. 06-C27, Class XC, IO, 0.121s, 2045	2,737,927	21,520
Ser. 06-C23, Class XC, IO, 0.058s, 2045	2,865,711	13,583
Ser. 06-C26, Class XC, IO, 0.04s, 2045	1,693,916	4,523

WAMU Commercial Mortgage Securities Trust 144A
Ser. 05-C1A, Class G, 5.72s, 2014	10,000	2,954
Ser. 06-SL1, Class X, IO, 0.934s, 2043	349,620	11,873

WAMU Mortgage Pass-Through Certificates 144A
Ser. 04-RP1, Class 1S, IO, 5.276s, 2034	682,323	71,644

Total mortgage-backed securities (cost $29,966,243)		$34,039,980

18 Putnam VT Global Asset Allocation Fund

U. S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (14.2%)*	Principal amount	Value

U. S. Government Guaranteed Mortgage Obligations (3.1%)
Government National Mortgage Association
Pass-Through Certificates
6 1/2s, with due dates from May 20, 2037
to November 20, 2039	$4,000,400	$4,277,712
5 1/2s, TBA, January 1, 2040	1,000,000	1,047,891
4 1/2s, TBA, January 1, 2040	2,000,000	2,001,875

		7,327,478
U. S. Government Agency Mortgage Obligations (11.1%)
Federal National Mortgage Association
Pass-Through Certificates
5 1/2s, TBA, January 1, 2040	7,000,000	7,329,766
5s, TBA, January 1, 2040	1,000,000	1,026,328
4 1/2s, TBA, January 1, 2040	18,000,000	17,969,062

		26,325,156
Total U. S. government and agency mortgage
obligations (cost $34,240,115)		$33,652,634

U. S. TREASURY OBLIGATIONS (0.5%)*	Principal amount	Value

U.S. Treasury Notes
1 1/4s, November 30, 2010 i	$1,050,000	$1,057,781
4 1/4s, November 15, 2013	20,000	21,613

Total U. S. treasury obligations (cost $1,077,836)		$1,079,394

CORPORATE BONDS AND NOTES (13.4%)*	Principal amount	Value

Basic materials (1.0%)
Aleris International, Inc. company guaranty sr. unsec.
notes 9s, 2014 (In default) † ‡‡	$55,000	$287

ArcelorMittal sr. unsec. unsub. 9.85s, 2019 (Luxembourg)	15,000	19,312

ArcelorMittal sr. unsec. unsub. notes 6 1/8s, 2018
(Luxembourg)	34,000	35,082

Associated Materials, LLC/Associated Materials Finance, Inc.
144A sr. sec. notes 9 7/8s, 2016	20,000	21,100

BHP Billiton Finance USA, Ltd. company guaranty sr. unsec.
unsub. notes 6 1/2s, 2019 (Canada)	70,000	80,294

Builders FirstSource, Inc. company guaranty sr. notes FRN
4.523s, 2012	40,000	40,000

Clondalkin Acquisition BV 144A company guaranty sr. notes
FRN 2.254s, 2013 (Netherlands)	75,000	66,281

Compass Minerals International, Inc. 144A sr. notes 8s, 2019	30,000	31,500

Dow Chemical Co. (The) sr. unsec. notes 7.6s, 2014	22,000	25,034

Dow Chemical Co. (The) sr. unsec. unsub. notes 8.55s, 2019	70,000	83,520

Dow Chemical Co. (The) sr. unsec. unsub. notes 5.9s, 2015	45,000	48,356

E.I. du Pont de Nemours & Co. sr. unsec. notes 5 7/8s, 2014	15,000	16,567

FMG Finance Pty Ltd. 144A sr. sec. notes 10 5/8s,
2016 (Australia)	10,000	11,063

Freeport-McMoRan Copper & Gold, Inc. sr. unsec. notes
8 3/8s, 2017	262,000	286,563

Georgia-Pacific, LLC sr. unsec. unsub. notes 8 1/8s, 2011	30,000	31,500

Glencore Funding LLC 144A company guaranty sr. unsec.
unsub. notes 6s, 2014	480,000	491,076

Graphic Packaging International, Inc. company guaranty
sr. unsec. unsub. notes FRN 9 1/2s, 2017	10,000	10,600

HeidelbergCement AG company guaranty sr. unsec. unsub.
notes 8s, 2017 (Germany)	10,000	14,814

HeidelbergCement AG company guaranty sr. unsec. unsub.
notes 7 1/2s, 2014 (Germany)	5,000	7,519

HeidelbergCement AG company guaranty unsec. unsub.
notes 8 1/2s, 2019 (Germany)	5,000	7,529

Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC
company guaranty 9 3/4s, 2014	29,000	28,420

CORPORATE BONDS AND NOTES (13.4%)* cont.	Principal amount	Value

Basic materials cont.
International Paper Co. bonds 7.95s, 2018	$140,000	$161,477

Jefferson Smurfit Corp. company guaranty 8 1/4s, 2012
(In default) †	10,000	8,800

Lubrizol Corp. (The) sr. unsec. notes 8 7/8s, 2019	50,000	62,164

Metals USA, Inc. company guaranty sr. notes 11 1/8s, 2015	20,000	20,225

Momentive Performance Materials, Inc. company guaranty
sr. unsec. notes 9 3/4s, 2014	35,000	33,688

Mosaic Co. (The) 144A sr. unsec. unsub. notes 7 5/8s, 2016	20,000	21,861

Nalco Co. 144A sr. notes 8 1/4s, 2017	10,000	10,625

NewPage Corp. 144A sr. sec. notes 11 3/8s, 2014	25,000	25,250

NewPage Holding Corp. sr. unsec. unsub. notes FRN
7.564s, 2013 ‡‡	15,511	4,808

Norske Skog Canada, Ltd. company guaranty Ser. D, 8 5/8s,
2011 (Canada)	35,000	26,950

Novelis, Inc. company guaranty sr. unsec. notes
7 1/4s, 2015	60,000	57,150

Rio Tinto Finance USA LTD company guaranty sr. unsec.
notes 9s, 2019 (Australia)	22,000	27,843

Rio Tinto Finance USA LTD sr. unsec. notes 5 7/8s, 2013
(Australia)	72,000	76,895

Smurfit Kappa Funding PLC sr. unsec. sub. notes 7 3/4s,
2015 (Ireland)	40,000	38,450

Smurfit-Stone Container Corp. sr. notes unsec. unsub. notes
8 3/8s, 2012 (In default) †	5,000	4,425

Solutia, Inc. company guaranty sr. unsec. notes 8 3/4s, 2017	10,000	10,413

Steel Dynamics, Inc. company guaranty sr. unsec. unsub.
notes 7 3/8s, 2012	40,000	41,200

Steel Dynamics, Inc. sr. unsec. unsub. notes 7 3/4s, 2016	45,000	46,856

Teck Resources, Ltd. sr. notes 10 3/4s, 2019 (Canada)	20,000	23,900

Teck Resources, Ltd. sr. notes 10 1/4s, 2016 (Canada)	40,000	46,600

Teck Resources, Ltd. sr. notes 9 3/4s, 2014 (Canada)	30,000	34,613

Teck Resources, Ltd. sr. unsec. notes 6 1/8s, 2035 (Canada)	15,000	13,425

Terra Capital, Inc. 144A sr. notes 7 3/4s, 2019	20,000	21,450

Tube City IMS Corp. company guaranty sr. unsec. sub. notes
9 3/4s, 2015	35,000	33,819

Verso Paper Holdings, LLC/Verso Paper, Inc. company
guaranty sr. sec. notes FRN Ser. B, 4.031s, 2014	15,000	11,850

Verso Paper Holdings, LLC/Verso Paper, Inc. 144A sr. notes
11 1/2s, 2014	25,000	27,500

Xstrata Finance Canada, Ltd. 144A company guaranty 5.8s,
2016 (Canada)	35,000	35,873

		2,284,527
Capital goods (0.5%)
Alliant Techsystems, Inc. sr. sub. notes 6 3/4s, 2016	18,000	17,820

Altra Holdings, Inc. 144A sr. notes 8 1/8s, 2016	30,000	30,788

BBC Holding Corp. sr. notes 8 7/8s, 2014	50,000	48,625

BE Aerospace, Inc. sr. unsec. unsub. notes 8 1/2s, 2018	45,000	47,700

Berry Plastics Escrow Corp. 144A sr. notes 8 1/4s, 2015	15,000	15,075

Boeing Capital Corp. sr. unsec. unsub. notes 4.7s, 2019	125,000	121,801

Crown Americas, LLC/Crown Americas Capital Corp. sr.
notes 7 5/8s, 2013	11,000	11,358

General Cable Corp. company guaranty sr. unsec. unsub.
notes FRN 2.665s, 2015	45,000	39,656

General Dynamics Corp. company guaranty sr. unsec. unsub.
notes 5 1/4s, 2014	40,000	43,850

Goodman Global Group, Inc. 144A sr. disc. notes zero %, 2014	30,000	17,025

Hawker Beechcraft Acquisition Co., LLC sr. unsec. notes
8 1/2s, 2015	3,000	2,115

John Deere Capital Corp. notes Ser. MTN, 5 1/4s, 2012	65,000	69,916

Putnam VT Global Asset Allocation Fund 19

CORPORATE BONDS AND NOTES (13.4%)* cont.		Principal amount	Value

Capital goods cont.
L-3 Communications Corp. company guaranty
sr. unsec. sub. notes 6 1/8s, 2014		$24,000	$24,150

L-3 Communications Corp. company guaranty
sr. unsec. sub. notes 5 7/8s, 2015		20,000	19,975

Legrand SA unsec. unsub. debs. 8 1/2s, 2025
(France)		74,000	77,327

Mueller Water Products, Inc. company guaranty
sr. unsec. notes 7 3/8s, 2017		10,000	9,250

Owens-Brockway Glass Container, Inc. company
guaranty 6 3/4s, 2014	EUR	50,000	69,830

Pitney Bowes, Inc. sr. unsec. unsub. notes Ser.
MTN, 5 1/4s, 2037		$50,000	50,988

RBS Global, Inc./Rexnord Corp. company
guaranty sr. unsec. unsub. notes 9 1/2s, 2014		45,000	45,113

Ryerson Tull, Inc. company guaranty sr. sec.
notes 12s, 2015		119,000	124,355

TD Funding Corp. 144A company guaranty sr.
sub. notes 7 3/4s, 2014		5,000	5,075

Titan International, Inc. company guaranty sr.
unsec. notes 8s, 2012		27,000	26,460

Transdigm, Inc. company guaranty sr. unsec.
sub. notes 7 3/4s, 2014		40,000	40,500

Triumph Group, Inc. 144A sr. sub. notes
8s, 2017		15,000	15,131

United Technologies Corp. sr. unsec. notes
5 3/8s, 2017		107,000	114,645

			1,088,528
Communication services (1.8%)
Adelphia Communications Corp. escrow bonds
zero %, 2010		55,000	1,925

American Tower Corp. sr. unsec. notes 7s, 2017		40,000	44,300

AT&T Wireless Services, Inc. sr. notes
8 3/4s, 2031		84,000	108,554

AT&T, Inc. sr. unsec. unsub. bonds 5 1/2s, 2018		25,000	26,085

AT&T, Inc. sr. unsec. unsub. notes 6.3s, 2038		250,000	254,461

Bellsouth Capital Funding unsec. notes
7 7/8s, 2030		137,000	156,429

British Telecommunications PLC notes 8 3/8s,
2010 (United Kingdom)		84,000	89,991

Cablevision Systems Corp. sr. unsec. notes
Ser. B, 8s, 2012		10,000	10,575

CCH II, LLC sr. notes 13 1/2s, 2016		62,895	74,059

CCO Holdings LLC/CCO Holdings Capital Corp.
sr. unsec. notes 8 3/4s, 2013		47,000	48,234

Comcast Corp. company guaranty sr. unsec.
unsub. notes 6.95s, 2037		156,000	170,023

Cox Communications, Inc. notes 7 1/8s, 2012		35,000	38,879

Cox Communications, Inc. 144A bonds
8 3/8s, 2039		55,000	67,262

Cox Communications, Inc. 144A notes
5 7/8s, 2016		82,000	86,961

Cricket Communications, Inc. company guaranty
9 3/8s, 2014		40,000	40,200

Cricket Communications, Inc. company guaranty
sr. unsec. unsub. notes 10s, 2015		110,000	111,513

CSC Holdings, Inc. sr. notes 6 3/4s, 2012		1,000	1,033

CSC Holdings, Inc. 144A sr. unsec. notes
8 1/2s, 2014		10,000	10,650

Deutsche Telekom International Finance BV
company guaranty 8 3/4s, 2030 (Germany)		143,000	183,914

France Telecom notes 7 3/4s, 2011 (France)		84,000	90,029

CORPORATE BONDS AND NOTES (13.4%)* cont.		Principal amount	Value

Communication services cont.
GIC, Inc. 144A sr. notes 8 5/8s, 2019		$5,000	$5,044

Global Crossing, Ltd. 144A sr. sec. notes 12s,
2015 (United Kingdom)		5,000	5,488

Intelsat Jackson Holding Co. company guaranty sr.
unsec. notes 11 1/4s, 2016 (Bermuda)		105,000	113,400

Intelsat Intermediate Holding Co., Ltd.
company guaranty sr. unsec. notes
stepped-coupon zero % (9 1/4s, 2/1/10),
2015 (Bermuda) ††		10,000	10,275

Level 3 Financing, Inc. company guaranty
9 1/4s, 2014		55,000	51,975

Level 3 Financing, Inc. company guaranty
8 3/4s, 2017		25,000	22,813

MetroPCS Wireless, Inc. company guaranty
sr. unsec. notes 9 1/4s, 2014		65,000	65,813

NII Capital Corp. 144A company guaranty sr.
notes 10s, 2016		5,000	5,238

Nordic Telephone Co. Holdings ApS sec. notes
Ser. REGS, 8 1/4s, 2016 (Denmark)	EUR	135,000	206,065

Nordic Telephone Co. Holdings ApS 144A sr.
sec. bond 8 7/8s, 2016 (Denmark)		$75,000	79,313

Nordic Telephone Co. Holdings ApS 144A sr.
sec. notes FRN 6.399s, 2016 (Denmark)	EUR	135,000	192,529

PAETEC Holding Corp. company guaranty sr.
unsec. unsub. notes 9 1/2s, 2015		$20,000	19,250

Qwest Communications International, Inc.
company guaranty 7 1/2s, 2014		30,000	30,113

Qwest Corp. sr. unsec. unsub. notes
8 7/8s, 2012		195,000	209,625

Qwest Corp. sr. unsec. unsub. notes
7 1/4s, 2025		25,000	23,125

Rogers Wireless, Inc. sec. notes 6 3/8s,
2014 (Canada)		93,000	102,969

SBA Telecommunications, Inc. 144A company
guaranty sr. notes 8 1/4s, 2019		5,000	5,300

SBA Telecommunications, Inc. 144A company
guaranty sr. notes 8s, 2016		5,000	5,225

Sprint Nextel Corp. sr. notes 8 3/8s, 2017		35,000	35,700

TCI Communications, Inc. company guaranty
7 7/8s, 2026		251,000	281,357

TCI Communications, Inc. debs. 9.8s, 2012		62,000	70,172

Telefonica Emisones SAU company guaranty
6.221s, 2017 (Spain)		40,000	44,088

Telefonica Emisones SAU company guaranty
sr. unsec. notes 4.949s, 2015 (Spain)		10,000	10,765

Telefonica Europe BV company guaranty
8 1/4s, 2030 (Spain)		5,000	6,225

Telefonica Europe BV company guaranty
7 3/4s, 2010 (Spain)		84,000	87,873

Time Warner Cable, Inc. company guaranty
sr. unsec. unsub. notes 8 1/4s, 2014		120,000	139,947

Time Warner Cable, Inc. company guaranty
sr. unsec. unsub. notes 6 3/4s, 2039		25,000	26,183

Time Warner Telecom, Inc. company guaranty
9 1/4s, 2014		35,000	36,094

Valor Telecommunications Enterprises LLC/
Finance Corp. company guaranty sr. unsec.
unsub. notes 7 3/4s, 2015		3,000	3,090

Verizon Communications, Inc. sr. unsec.
unsub. notes 8 3/4s, 2018		162,000	205,107

20 Putnam VT Global Asset Allocation Fund

CORPORATE BONDS AND NOTES (13.4%)* cont.	Principal amount	Value

Communication services cont.
Verizon Global Funding Corp. notes 7 3/4s, 2030	$30,000	$35,243

Verizon New England, Inc. sr. notes 6 1/2s, 2011	82,000	87,400

Verizon New Jersey, Inc. debs. 8s, 2022	45,000	49,699

Verizon Pennsylvania, Inc. debs. 8.35s, 2030	50,000	55,122

Verizon Virginia, Inc. debs. Ser. A, 4 5/8s, 2013	30,000	31,210

Verizon Wireless, Inc. sr. unsec.
unsub. notes 5.55s, 2014	100,000	108,528

Vodafone Group PLC sr. unsec. notes 7 3/4s, 2010
(United Kingdom)	84,000	84,642

West Corp. company guaranty 9 1/2s, 2014	25,000	25,375

Windstream Corp. company guaranty 8 5/8s, 2016	55,000	55,963

Windstream Corp. company guaranty 8 1/8s, 2013	35,000	36,313

		4,284,733
Consumer cyclicals (1.9%)
Affinion Group, Inc. company guaranty 11 1/2s, 2015	35,000	36,663

Affinion Group, Inc. company guaranty 10 1/8s, 2013	55,000	56,513

Affinity Group, Inc. sr. sub. notes 9s, 2012	50,000	35,000

Allison Transmission, Inc. 144A company guaranty sr.
unsec. notes 11 1/4s, 2015 ‡‡	26,500	27,693

AMC Entertainment, Inc. company guaranty 11s, 2016	60,000	62,700

AMC Entertainment, Inc. sr. sub. notes 8s, 2014	20,000	19,100

American Casino & Entertainment Properties LLC 144A
sr. notes 11s, 2014	45,000	37,913

American Media Operations, Inc. 144A sr. sub. notes
14s, 2013 ‡‡	34,044	21,788

American Media Operations, Inc. 144A sr. unsec.
notes 9s, 2013 ‡‡	2,890	1,850

Aramark Corp. company guaranty 8 1/2s, 2015	45,000	46,350

Beazer Homes USA, Inc. company guaranty sr. unsec. notes
8 3/8s, 2012	60,000	56,400

Bon-Ton Stores, Inc. (The) company guaranty 10 1/4s, 2014	50,000	46,125

Boyd Gaming Corp. sr. sub. notes 7 1/8s, 2016	30,000	26,100

Building Materials Corp. company guaranty notes
7 3/4s, 2014	50,000	49,500

Cenveo Corp. 144A company guaranty sr. unsec. notes
10 1/2s, 2016	100,000	102,500

Clear Channel Communications, Inc. company guaranty
unsec. unsub. notes 10 3/4s, 2016	5,000	3,925

Clear Channel Communications, Inc. sr. unsec. notes
7.65s, 2010	48,000	47,220

DaimlerChrysler NA Holding Corp. company guaranty
6 1/2s, 2013 (Germany)	5,000	5,481

DaimlerChrysler NA Holding Corp. company guaranty
unsec. unsub. notes Ser. MTN, 5 3/4s, 2011 (Germany)	117,000	122,898

Dana Corp. escrow sr. notes 5.85s, 2015 (In default) F †	55,000	—

DIRECTV Holdings, LLC company guaranty sr. unsec. notes
7 5/8s, 2016	25,000	27,313

DIRECTV Holdings, LLC company guaranty sr. unsec. notes
6 3/8s, 2015	25,000	25,969

DIRECTV Holdings, LLC 144A company guaranty sr. unsec.
unsub. notes 5 7/8s, 2019	40,000	40,684

DISH DBS Corp. company guaranty sr. unsec. notes
7 7/8s, 2019	20,000	20,975

Echostar DBS Corp. company guaranty 6 5/8s, 2014	5,000	5,044

Echostar DBS Corp. sr. notes 6 3/8s, 2011	35,000	36,138

Ford Motor Credit Co., LLC sr. notes 9 7/8s, 2011	185,000	193,788

Ford Motor Credit Co., LLC sr. notes 7 1/4s, 2011	45,000	45,445

Goodman Global, Inc. company guaranty sr. unsec. sub.
notes 13 1/2s, 2016	30,000	33,188

Goodyear Tire & Rubber Co. (The) notes 7.857s, 2011	4,000	4,135

CORPORATE BONDS AND NOTES (13.4%)* cont.	Principal amount	Value

Consumer cyclicals cont.
Goodyear Tire & Rubber Co. (The) sr. notes 9s, 2015	$40,000	$41,600

Goodyear Tire & Rubber Co. (The) sr. unsec. notes
10 1/2s, 2016	35,000	38,675

Hanesbrands, Inc. company guaranty sr. unsec. notes FRN
Ser. B, 3.831s, 2014	50,000	47,313

Harrah’s Operating Co., Inc. 144A sr. sec. notes
11 1/4s, 2017	20,000	20,925

Hertz Corp. company guaranty 8 7/8s, 2014	65,000	66,463

Home Depot, Inc. (The) sr. unsec. unsub. notes 5.4s, 2016	110,000	115,155

Host Marriott LP sr. notes Ser. M, 7s, 2012R	100,000	101,625

Interpublic Group of Companies, Inc. (The) sr. unsec. notes
10s, 2017	10,000	11,100

Isle of Capri Casinos, Inc. company guaranty 7s, 2014	11,000	9,790

Jarden Corp. company guaranty sr. unsec. sub. notes
7 1/2s, 2017	35,000	34,913

KB Home company guaranty 6 3/8s, 2011	49,000	49,000

Lamar Media Corp. company guaranty 7 1/4s, 2013	55,000	54,863

Lender Processing Services, Inc. company guaranty sr.
unsec. unsub. notes 8 1/8s, 2016	163,000	173,391

Levi Strauss & Co. sr. unsec. notes 8 7/8s, 2016	30,000	31,388

Levi Strauss & Co. sr. unsec. unsub. notes 9 3/4s, 2015	50,000	52,500

Liberty Media Corp. debs. 8 1/4s, 2030	50,000	45,813

Macy’s Retail Holdings, Inc. company guaranty sr. unsec.
notes 6 5/8s, 2011	695,000	716,719

Mashantucket Western Pequot Tribe 144A bonds 8 1/2s,
2015 (In default) †	40,000	9,800

Meritage Homes Corp. company guaranty 6 1/4s, 2015	47,000	43,240

MGM Mirage, Inc. company guaranty 8 1/2s, 2010	7,000	6,965

MGM Mirage, Inc. sr. notes 6 3/4s, 2012	95,000	84,788

MGM Mirage, Inc. 144A sr. sec. notes 10 3/8s, 2014	5,000	5,425

Michaels Stores, Inc. company guaranty 11 3/8s, 2016	30,000	31,575

Navistar International Corp. sr. notes 8 1/4s, 2021	40,000	40,950

Neiman-Marcus Group, Inc. company guaranty sr. unsec.
notes 9s, 2015 ‡‡	107,490	105,071

News America Holdings, Inc. company guaranty
7 3/4s, 2024	50,000	51,369

News America Holdings, Inc. debs. 7 3/4s, 2045	100,000	111,628

Nielsen Finance LLC/Nielsen Finance Co. company
guaranty 10s, 2014	35,000	36,488

Nielsen Finance LLC/Nielsen Finance Co. company
guaranty sr. unsec. sub. disc. notes stepped-coupon zero %
(12 1/2s, 8/1/11), 2016 ††	30,000	27,375

Omnicom Group, Inc. sr. notes 5.9s, 2016	30,000	31,954

Owens Corning, Inc. company guaranty unsec. unsub. notes
9s, 2019	50,000	56,000

Penn National Gaming, Inc. 144A sr. unsec. sub. notes
8 3/4s, 2019	5,000	5,113

Pinnacle Entertainment, Inc. company guaranty sr. unsec.
sub. notes 7 1/2s, 2015	35,000	32,200

Pinnacle Entertainment, Inc. sr. sub. notes 8 1/4s, 2012	45,000	45,000

Pinnacle Entertainment, Inc. 144A sr. notes 8 5/8s, 2017	5,000	5,100

Quebecor Media, Inc. sr. unsec. notes Ser. *, 7 3/4s,
2016 (Canada)	10,000	9,975

Realogy Corp. company guaranty sr. notes zero %, 2014 ‡‡	5,294	4,368

Realogy Corp. company guaranty sr. unsec. notes
10 1/2s, 2014	40,000	34,600

Sealy Mattress Co. sr. sub. notes 8 1/4s, 2014	15,000	15,000

Sealy Mattress Co. 144A company guaranty sr. notes
10 7/8s, 2016	25,000	27,813

Putnam VT Global Asset Allocation Fund 21

CORPORATE BONDS AND NOTES (13.4%)* cont.	Principal amount	Value

Consumer cyclicals cont.
Sirius XM Radio, Inc. 144A sr. notes 9 3/4s, 2015	$5,000	$5,263

Standard Pacific Corp. company guaranty sr. unsec. unsub.
notes 7s, 2015	15,000	13,050

Standard Pacific Corp. company guaranty sr. unsec. unsub.
notes 6 1/4s, 2014	10,000	8,700

Standard Pacific Escrow, LLC 144A sr. notes 10 3/4s, 2016	40,000	40,800

Station Casinos, Inc. sr. notes 6s, 2012 (In default) †	90,000	13,613

THL Buildco, Inc. (Nortek Holdings, Inc.) sr. notes 11s, 2013	35,155	37,089

Time Warner, Inc. debs. 9.15s, 2023	40,000	48,273

Time Warner, Inc. debs. 9 1/8s, 2013	125,000	145,042

Toys R Us Property Co., LLC 144A company guaranty sr.
unsec. notes 10 3/4s, 2017	40,000	43,800

Travelport LLC company guaranty 9 7/8s, 2014	20,000	20,650

Trump Entertainment Resorts, Inc. sec. notes 8 1/2s, 2015
(In default) †	80,000	1,650

TRW Automotive, Inc. 144A company guaranty sr. unsec.
unsub. notes 6 3/8s, 2014	50,000	66,622

TRW Automotive, Inc. 144A sr. notes 8 7/8s, 2017	10,000	10,375

Umbrella Acquisition, Inc. 144A company guaranty sr. unsec.
unsub. notes 9 3/4s, 2015 ‡‡	31,575	27,668

United Auto Group, Inc. company guaranty 7 3/4s, 2016	40,000	38,700

Vertis, Inc. company guaranty sr. notes 13 1/2s, 2014 ‡‡	38,625	12,795

Viacom, Inc. unsec. sr. company guaranty 7 7/8s, 2030	55,000	59,320

Visant Corp. company guaranty sr. unsec. sub. notes
7 5/8s, 2012	40,000	40,200

Wal-Mart Stores, Inc. sr. unsec. unsub. notes 6 1/2s, 2037	142,000	161,593

Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp.
1st mtge. Ser. EXCH, 6 5/8s, 2014	11,000	10,629

Yankee Acquisition Corp. company guaranty sr. notes Ser. B,
8 1/2s, 2015	30,000	29,775

Young Broadcasting, Inc. company guaranty sr. unsec. sub.
notes 10s, 2011 (In default) †	30,000	105

		4,507,140
Consumer staples (0.9%)
Altria Group, Inc. company guaranty sr. unsec. unsub. notes
8 1/2s, 2013	75,000	86,841

Anheuser-Busch InBev Worldwide, Inc. 144A company
guaranty sr. unsec. unsub. notes 7 3/4s, 2019	50,000	58,540

Avis Budget Car Rental, LLC company guaranty sr. unsec.
unsub. notes 7 3/4s, 2016	30,000	28,050

Avis Budget Car Rental, LLC company guaranty sr. unsec.
unsub. notes 7 5/8s, 2014	20,000	19,000

Campbell Soup Co. debs. 8 7/8s, 2021	50,000	65,114

Chiquita Brands International, Inc. sr. notes 7 1/2s, 2014	35,000	34,650

Chiquita Brands International, Inc. sr. unsec. unsub. notes
8 7/8s, 2015	5,000	5,100

Claire’s Stores, Inc. 144A company guaranty sr. unsec. notes
9 5/8s, 2015 (In default) † ‡‡	28,711	22,969

ConAgra Foods, Inc. unsec. notes 7 7/8s, 2010	17,000	17,796

CVS Caremark Corp. sr. unsec. FRN 6.302s, 2037	138,000	119,025

CVS Caremark Corp. 144A company guaranty notes
7.507s, 2032	80,000	83,799

CVS Caremark Corp. 144A pass-through certificates
6.117s, 2013	82,510	87,157

Delhaize Group company guaranty sr. unsec. bond 5 7/8s,
2014 (Belgium)	50,000	53,518

Delhaize Group sr. unsub. notes 6 1/2s, 2017 (Belgium)	35,000	38,011

Diageo Capital PLC company guaranty 5 3/4s, 2017
(United Kingdom)	55,000	59,190

CORPORATE BONDS AND NOTES (13.4%)* cont.	Principal amount	Value

Consumer staples cont.
Diageo Capital PLC company guaranty 5.2s, 2013
(United Kingdom)	$25,000	$26,764

Diageo PLC company guaranty 8s, 2022 (Canada)	40,000	49,259

Dole Food Co. 144A sr. unsec. notes 13 7/8s, 2014	13,000	15,633

Elizabeth Arden, Inc. company guaranty 7 3/4s, 2014	55,000	54,175

General Mills, Inc. sr. unsec. notes 5.65s, 2019	25,000	26,679

H.J. Heinz Co. sr. unsec. notes 5.35s, 2013	76,000	81,895

Kroger Co. company guaranty 6.4s, 2017	137,000	149,662

McDonald’s Corp. sr. unsec. bond 6.3s, 2037	51,000	55,878

McDonald’s Corp. sr. unsec. notes 5.7s, 2039	59,000	60,181

PepsiCo, Inc. sr. unsec. notes 7.9s, 2018	58,000	71,181

Pinnacle Foods Finance LLC sr. notes 9 1/4s, 2015	20,000	20,300

Prestige Brands, Inc. sr. sub. notes 9 1/4s, 2012	40,000	40,550

Reynolds American, Inc. sr. unsec. unsub. notes
company guaranty 7 1/4s, 2013	55,000	60,006

Rite Aid Corp. company guaranty 9 1/2s, 2017	33,000	28,710

Rite Aid Corp. company guaranty sr. notes 7 1/2s, 2017	40,000	37,600

RSC Equipment Rental, Inc. 144A sr. sec. notes 10s, 2017	20,000	21,750

Smithfield Foods, Inc. 144A sr. sec. notes 10s, 2014	40,000	43,400

Spectrum Brands, Inc. sr. unsec. sub. bonds 12s, 2019 ‡‡	15,997	15,677

Supervalu, Inc. sr. unsec. notes 7 1/2s, 2014	40,000	40,500

Universal Corp. notes Ser. MTNC, 5.2s, 2013	460,000	456,725

Wendy’s/Arby’s Restaurants LLC company
guaranty sr. unsec. unsub. notes 10s, 2016	30,000	32,700

		2,167,985
Energy (1.0%)
Anadarko Petroleum Corp. sr. unsec. notes 6.95s, 2019	70,000	79,421

Aquilex Holdings, LLC 144A sr. notes 11 1/8s, 2016	15,000	14,963

Arch Western Finance, LLC company guaranty sr. notes
6 3/4s, 2013	115,000	114,138

BP Capital Markets PLC company guaranty sr. unsec. notes
3 7/8s, 2015 (United Kingdom)	45,000	46,234

Chaparral Energy, Inc. company guaranty sr. unsec. notes
8 7/8s, 2017	30,000	26,475

Chesapeake Energy Corp. sr. notes 7 1/2s, 2013	110,000	111,925

Chesapeake Energy Corp. sr. unsec. notes 7 5/8s, 2013	45,000	47,138

Complete Production Services, Inc. company guaranty
8s, 2016	20,000	19,725

Compton Petroleum Corp. company guaranty 7 5/8s,
2013 (Canada)	50,000	39,875

Comstock Resources, Inc. sr. notes 6 7/8s, 2012	40,000	40,100

Connacher Oil and Gas, Ltd. 144A sec. notes 10 1/4s,
2015 (Canada)	25,000	22,875

Denbury Resources, Inc. sr. sub. notes 7 1/2s, 2015	40,000	39,900

Encore Acquisition Co. sr. sub. notes 6s, 2015	79,000	79,000

Ferrellgas LP/Finance sr. notes 6 3/4s, 2014	65,000	64,025

Forest Oil Corp. sr. notes 8s, 2011	65,000	67,763

Gaz Capital SA 144A sr. unsec. 6.51s, 2022 (Russia)	100,000	91,750

Halliburton Co. sr. unsec. notes 7.45s, 2039	75,000	92,603

Helix Energy Solutions Group, Inc. 144A sr. unsec. notes
9 1/2s, 2016	70,000	71,750

Hilcorp Energy I LP/Hilcorp Finance Co. 144A sr. unsec.
notes 7 3/4s, 2015	15,000	14,700

Hornbeck Offshore Services, Inc. sr. notes Ser. B,
6 1/8s, 2014	10,000	9,338

Kerr-McGee Corp. sec. notes 6.95s, 2024	80,000	86,639

Key Energy Services, Inc. company guaranty sr. unsec.
unsub. notes 8 3/8s, 2014	25,000	25,063

Motiva Enterprises, LLC 144A sr. notes 5.2s, 2012	15,000	15,599

22 Putnam VT Global Asset Allocation Fund

CORPORATE BONDS AND NOTES (13.4%)* cont.	Principal amount	Value

Energy cont.
Newfield Exploration Co. sr. sub. notes 6 5/8s, 2016	$30,000	$30,075

Newfield Exploration Co. sr. unsec. sub. notes 6 5/8s, 2014	40,000	40,400

Nexen, Inc. sr. unsec. unsub. notes 7 1/2s, 2039 (Canada)	35,000	39,342

OPTI Canada, Inc. company guaranty sr. sec. notes 8 1/4s,
2014 (Canada)	40,000	32,950

Peabody Energy Corp. company guaranty Ser. B,
6 7/8s, 2013	25,000	25,281

Peabody Energy Corp. sr. notes 5 7/8s, 2016	50,000	48,625

Petro-Canada sr. unsec. unsub. notes 6.05s, 2018 (Canada)	74,000	79,548

PetroHawk Energy Corp. company guaranty 9 1/8s, 2013	55,000	57,475

Petroleum Development Corp. company guaranty sr. unsec.
notes 12s, 2018	20,000	20,625

Plains Exploration & Production Co. company guaranty
7 3/4s, 2015	5,000	5,088

Plains Exploration & Production Co. company guaranty
7s, 2017	40,000	39,300

Pride International, Inc. sr. unsec. notes 7 3/8s, 2014	60,000	61,950

Quicksilver Resources, Inc. company guaranty 7 1/8s, 2016	10,000	9,325

Quicksilver Resources, Inc. sr. notes 11 3/4s, 2016	15,000	17,025

Range Resources Corp. company guaranty sr. unsec. sub.
notes 7 1/2s, 2017	10,000	10,300

Sabine Pass LNG LP sec. notes 7 1/2s, 2016	100,000	83,250

SandRidge Energy, Inc. company guaranty sr. unsec. unsub.
FRN 3.915s, 2014	15,000	13,447

SandRidge Energy, Inc. 144A company guaranty sr. unsec.
unsub. notes 8s, 2018	120,000	117,900

Stallion Oilfield Services/Stallion Oilfield Finance Corp. 144A
sr. unsec. notes 9 3/4s, 2015 (In default) †	25,000	14,625

Targa Resources, Inc. company guaranty sr. unsec. notes
8 1/2s, 2013	70,000	72,800

Weatherford International, Inc. company guaranty sr. unsec.
unsub. bonds 6.8s, 2037	15,000	14,870

Weatherford International, Inc. company guaranty sr. unsec.
unsub. bonds 6.35s, 2017	25,000	26,149

Weatherford International, Ltd. company guaranty sr. unsec.
notes 9 7/8s, 2039 (Switzerland)	35,000	44,832

Weatherford International, Ltd. sr. notes 5 1/2s, 2016
(Switzerland)	20,000	20,476

Whiting Petroleum Corp. company guaranty 7s, 2014	20,000	20,075

Williams Cos., Inc. (The) notes 7 3/4s, 2031	5,000	5,483

Williams Cos., Inc. (The) sr. unsec. notes 7 7/8s, 2021	15,000	17,205

Williams Cos., Inc. (The) sr. unsec. notes 7 5/8s, 2019	80,000	89,678

Williams Cos., Inc. (The) 144A notes 6 3/8s, 2010	10,000	10,181

XTO Energy, Inc. sr. unsec. notes 5 1/2s, 2018	56,000	60,168

		2,349,447
Financials (3.2%)
Aflac, Inc. sr. unsec. notes 6.9s, 2039	15,000	14,777

Allstate Life Global Funding Trusts notes Ser. MTN,
5 3/8s, 2013	33,000	35,227

American Express Co. sr. unsec. notes 8 1/8s, 2019	90,000	106,655

American International Group, Inc. sr. unsec. Ser. MTN,
5.85s, 2018	214,000	175,480

Bank of America Corp. sr. unsec. unsub. notes 6 1/2s, 2016	65,000	69,896

Bank of New York Mellon Corp. (The) sr. unsec. notes
4.3s, 2014	90,000	94,722

BankAmerica Capital III bank guaranty jr. unsec. FRN Ser. *,
0.854s, 2027	158,000	109,808

Barclays Bank PLC 144A sub. notes 10.179s, 2021	95,000	124,099

Bear Stearns Cos., Inc. (The) notes Ser. MTN, 6.95s, 2012	155,000	173,178

Bear Stearns Cos., Inc. (The) sr. unsec. notes 7 1/4s, 2018	22,000	25,253

CORPORATE BONDS AND NOTES (13.4%)* cont.	Principal amount	Value

Financials cont.
Bosphorus Financial Services, Ltd. 144A sr. notes FRN
2.073s, 2012	$56,250	$53,680

Capital One Capital III company guaranty 7.686s, 2036	31,000	28,520

Citigroup, Inc. sr. unsec. unsub. notes 6 1/8s, 2017	110,000	110,877

Citigroup, Inc. sr. unsec. unsub. notes FRN 0.423s, 2010	10,000	9,975

Citigroup, Inc. sub. notes 5s, 2014	135,000	130,143

Citigroup, Inc. unsec. sub. notes 6 5/8s, 2032	319,000	290,086

Credit Suisse First Boston USA, Inc. company guaranty sr.
unsec. unsub. notes 6 1/8s, 2011	130,000	140,190

Credit Suisse Guernsey Ltd. jr. sub. FRN 5.86s, 2049
(United Kingdom)	118,000	102,660

Deutsche Bank AG/London sr. unsec. notes 3 7/8s, 2014
(United Kingdom)	125,000	127,645

Deutsche Bank Capital Funding Trust VII 144A FRB
5.628s, 2049	55,000	39,875

Dresdner Funding Trust I 144A bonds 8.151s, 2031	100,000	74,625

Duke Realty LP sr. unsec. notes 6 1/2s, 2018R	57,000	53,984

Fleet Capital Trust V bank guaranty FRN 1.254s, 2028	199,000	135,429

Fund American Cos., Inc. notes 5 7/8s, 2013	91,000	89,989

GATX Financial Corp. notes 5.8s, 2016	25,000	24,278

General Electric Capital Corp. sr. unsec. FRN Ser. MTN,
0.473s, 2016	65,000	58,561

General Electric Capital Corp. sr. unsec. FRN Ser. MTN,
0.411s, 2012	10,000	9,644

General Electric Capital Corp. sr. unsec. notes Ser.
MTN, 6 7/8s, 2039	392,000	404,025

General Electric Capital Corp. sub. notes FRN 6 3/8s, 2067	135,000	117,113

GMAC, LLC sr. unsec. unsub. notes 7 1/4s, 2011	115,000	114,779

GMAC, LLC 144A company guaranty sr. unsec. unsub. notes
7s, 2012	34,000	33,490

GMAC, LLC 144A company guaranty sr. unsec. unsub. notes
6 7/8s, 2012	25,000	24,500

GMAC, LLC 144A company guaranty sr. unsec. unsub. notes
6 7/8s, 2011	79,000	77,815

GMAC, LLC 144A company guaranty sr. unsec. unsub. notes
6 3/4s, 2014	5,000	4,750

GMAC, LLC 144A company guaranty sr. unsec. unsub. notes
6 5/8s, 2012	6,000	5,880

GMAC, LLC 144A company guaranty sr. unsec. unsub. notes
6s, 2011	40,000	39,200

GMAC, LLC 144A company guaranty sr. unsec. unsub. notes
FRN 2.456s, 2014	9,000	7,245

Goldman Sachs Group, Inc. (The) sr. notes 7 1/2s, 2019	150,000	175,207

Goldman Sachs Group, Inc. (The) sr. notes 5.45s, 2012	100,000	107,606

Goldman Sachs Group, Inc. (The) sub. notes 6 3/4s, 2037	194,000	199,529

Health Care Property Investors, Inc. sr. unsec. notes 6s, 2017	28,000	26,351

Health Care REIT, Inc. sr. notes 6s, 2013 R	20,000	20,272

Highwood Properties, Inc. sr. unsec. bonds 5.85s, 2017 R	60,000	54,735

HSBC Finance Capital Trust IX FRN 5.911s, 2035	200,000	164,000

HSBC Finance Corp. notes 5s, 2015	200,000	206,601

HUB International Holdings, Inc. 144A sr. sub. notes
10 1/4s, 2015	10,000	9,200

HUB International Holdings, Inc. 144A sr. unsec. unsub.
notes 9s, 2014	5,000	4,775

JPMorgan Chase & Co. sr. notes 6s, 2018	270,000	290,249

JPMorgan Chase Capital XVIII bonds Ser. R, 6.95s, 2036	119,000	115,612

JPMorgan Chase Capital XXV bonds Ser. Y, 6.8s, 2037	85,000	84,453

Lehman Brothers E-Capital Trust I FRN 3.589s, 2065
(In default) †	285,000	86

Putnam VT Global Asset Allocation Fund 23

CORPORATE BONDS AND NOTES (13.4%)* cont.	Principal amount	Value

Financials cont.
Leucadia National Corp. sr. unsec. notes 8 1/8s, 2015	$15,000	$15,300

Leucadia National Corp. sr. unsec. notes 7 1/8s, 2017	30,000	28,350

Liberty Mutual Group 144A company guaranty jr. sub. notes
FRB 10 3/4s, 2058	181,000	193,248

Liberty Mutual Insurance 144A notes 7.697s, 2097	100,000	85,603

Marsh & McLennan Cos., Inc. sr. unsec. notes 6 1/4s, 2012	110,000	116,093

Marsh & McLennan Cos., Inc. sr. unsec. notes 5 3/8s, 2014	60,000	61,363

Merrill Lynch & Co., Inc. sr. unsec. notes Ser. MTN,
6 7/8s, 2018	318,000	342,625

MetLife, Inc. sr. unsec. 6 3/4s, 2016	55,000	61,591

MetLife, Inc. sr. unsec. notes Ser. A, 6.817s, 2018	135,000	150,357

Morgan Stanley sr. unsec. notes FRN Ser. MTN, 0.323s, 2010	100,000	99,999

Morgan Stanley sr. unsec. unsub. notes 6 3/4s, 2011	182,000	192,826

Nationwide Financial Services, Inc. notes 5 5/8s, 2015	25,000	24,488

Nationwide Health Properties, Inc. notes 6 1/2s, 2011 R	30,000	31,193

Nationwide Health Properties, Inc. unsec. notes
6 1/4s, 2013 R	102,000	104,290

Nationwide Mutual Insurance Co. 144A notes 8 1/4s, 2031	45,000	43,281

OneAmerica Financial Partners, Inc. 144A bonds 7s, 2033	90,000	67,963

Progressive Corp. (The) jr. unsec. sub. unsec. deb. FRN
6.7s, 2037	85,000	75,214

Prudential Financial, Inc. jr. unsec. sub. notes FRN
8 7/8s, 2038	5,000	5,273

Royal Bank of Scotland Group PLC jr. sub. notes FRN Ser.
MTN, 7.64s, 2049
(United Kingdom)	100,000	52,750

Simon Property Group LP sr. unsec. notes 6 3/4s, 2014 R	48,000	51,145

Simon Property Group LP sr. unsec. notes 6 1/8s, 2018 R	41,000	41,656

Simon Property Group LP sr. unsec. unsub. notes
5 1/4s, 2016 R	22,000	21,396

Simon Property Group LP unsub. bonds 5 3/4s, 2015 R	17,000	17,336

SLM Corp. notes Ser. MTNA, 4 1/2s, 2010	171,000	170,387

State Street Capital Trust IV company guaranty jr. unsec.
sub. bond FRB 1.254s, 2037	75,000	50,291

USI Holdings Corp. 144A company guaranty sr. unsec. notes
FRN 4.148s, 2014	5,000	4,106

VTB Capital SA 144A notes 6 7/8s, 2018 (Russia)	192,000	191,040

Wachovia Corp. sr. unsec. notes 5 3/4s, 2017	20,000	20,799

Wachovia Corp. sr. unsec. notes Ser. MTN, 5 1/2s, 2013	275,000	292,142

Wachovia Corp. sr. unsec. notes FRN Ser. MTNE, 0.406s, 2012	95,000	93,899

Westpac Banking Corp. sr. unsec. notes 4 7/8s,
2019 (Australia)	80,000	79,022

Westpac Capital Trust III 144A unsec. sub. notes FRN 5.819s,
2049 (Australia)	60,000	50,064

Willis Group North America, Inc. company guaranty
6.2s, 2017	10,000	9,913

		7,541,732
Health care (0.7%)
Abbott Laboratories sr. unsec. notes 5 7/8s, 2016	90,000	99,269

Aetna, Inc. sr. unsec. unsub. notes 6 3/4s, 2037	38,000	39,624

AstraZeneca PLC sr. unsec.
unsub. notes 6.45s, 2037 (United Kingdom)	71,000	79,642

AstraZeneca PLC sr. unsub. notes 5.9s, 2017
(United Kingdom)	148,000	164,453

Community Health Systems, Inc. company guaranty
8 7/8s, 2015	35,000	36,225

DaVita, Inc. company guaranty 6 5/8s, 2013	55,000	55,138

GlaxoSmith Kline Capital, Inc. company guaranty sr. notes
5.65s, 2018	134,000	144,531

HCA, Inc. company guaranty sr. notes 9 5/8s, 2016 ‡‡	38,000	41,135

CORPORATE BONDS AND NOTES (13.4%)* cont.	Principal amount	Value

Health care cont.
HCA, Inc. sr. sec. notes 9 1/4s, 2016	$42,000	$45,098

HCA, Inc. sr. sec. notes 9 1/8s, 2014	30,000	31,650

Health Management Associates, Inc. sr. notes 6 1/8s, 2016	10,000	9,375

Healthsouth Corp. company guaranty 10 3/4s, 2016	25,000	27,188

Hospira, Inc. sr. notes 6.05s, 2017	25,000	26,165

Hospira, Inc. sr. notes 5.55s, 2012	99,000	105,521

IASIS Healthcare/IASIS Capital Corp. sr. sub. notes
8 3/4s, 2014	20,000	20,250

Omnicare, Inc. company guaranty 6 3/4s, 2013	20,000	19,600

Omnicare, Inc. sr. sub. notes 6 7/8s, 2015	10,000	9,725

Omnicare, Inc. sr. sub. notes 6 1/8s, 2013	50,000	48,500

Pfizer, Inc. sr. unsec. notes 7.2s, 2039	27,000	32,992

Psychiatric Solutions, Inc. company guaranty 7 3/4s, 2015	45,000	43,538

Roche Holdings, Inc. 144A company guaranty sr. unsec.
notes 7s, 2039	30,000	36,319

Select Medical Corp. company guaranty 7 5/8s, 2015	53,000	51,410

Service Corporation International sr. unsec. unsub. notes
6 3/4s, 2016	80,000	77,400

Stewart Enterprises, Inc. sr. notes 6 1/4s, 2013	60,000	58,650

Sun Healthcare Group, Inc. company guaranty sr. unsec.
unsub. notes 9 1/8s, 2015	35,000	35,963

Surgical Care Affiliates, Inc. 144A sr. sub. notes 10s, 2017	15,000	13,800

Surgical Care Affiliates, Inc. 144A sr. unsec. notes
8 7/8s, 2015 ‡‡	15,721	14,306

Tenet Healthcare Corp. sr. notes 9 1/4s, 2015	5,000	5,325

Tenet Healthcare Corp. 144A company guaranty sr. sec.
notes 10s, 2018	6,000	6,720

Tenet Healthcare Corp. 144A company guaranty sr. sec.
notes 9s, 2015	50,000	54,000

UnitedHealth Group, Inc. sr. unsec. notes 5 1/2s, 2012	45,000	48,045

US Oncology Holdings, Inc. sr. unsec. notes FRN
6.428s, 2012 ‡‡	21,000	19,635

Vanguard Health Holding Co. II, LLC sr. sub. notes 9s, 2014	50,000	51,813

Ventas Realty LP/Capital Corp. company guaranty
9s, 2012 R	110,000	114,950

Ventas Realty LP/Capital Corp. sr. notes 6 3/4s, 2017 R	25,000	24,188

WellPoint, Inc. notes 7s, 2019	35,000	39,057

		1,731,200
Technology (0.6%)
Ceridian Corp. sr. unsec. notes 11 1/4s, 2015	40,000	38,150

Compucom Systems, Inc. 144A sr. sub. notes 12 1/2s, 2015	30,000	30,488

Computer Sciences Corp. sr. unsec. notes 6 1/2s, 2018	435,000	474,715

Dell, Inc. sr. unsec. notes 5 7/8s, 2019	70,000	74,076

First Data Corp. company guaranty sr. unsec. notes
9 7/8s, 2015	10,000	9,325

Fiserv, Inc. sr. unsec. unsub. notes company guaranty 6.8s, 201745,000		49,655

Freescale Semiconductor, Inc. company guaranty sr. unsec.
notes 9 1/8s, 2014 ‡‡	10,493	9,273

Freescale Semiconductor, Inc. company guaranty sr. unsec.
notes 8 7/8s, 2014	50,000	45,875

Freescale Semiconductor, Inc. company guaranty sr. unsec.
sub. notes 10 1/8s, 2016	2,000	1,610

Hewlett-Packard Co. sr. unsec. notes 6 1/8s, 2014	35,000	39,109

Hewlett-Packard Co. sr. unsec. notes 5 1/2s, 2018	20,000	21,267

Hewlett-Packard Co. sr. unsec. notes 4 1/4s, 2012	55,000	57,691

Iron Mountain, Inc. company guaranty 8 3/4s, 2018	15,000	15,563

Iron Mountain, Inc. company guaranty sr. unsec. sub. notes
8s, 2020	95,000	95,950

Lucent Technologies, Inc. unsec. debs. 6.45s, 2029	10,000	7,163

24 Putnam VT Global Asset Allocation Fund

CORPORATE BONDS AND NOTES (13.4%)* cont.	Principal amount	Value

Technology cont.
Microsoft Corp. sr. unsec. unsub. notes 4.2s, 2019	$85,000	$85,768

Oracle Corp. sr. unsec. notes 5s, 2011	84,000	87,352

Sanmina Corp. sr. unsec. sub. notes 8 1/8s, 2016	35,000	34,913

Seagate Technology International 144A company guaranty
sr. sec. notes 10s, 2014 (Cayman Islands)	10,000	11,050

SunGard Data Systems, Inc. company guaranty
10 1/4s, 2015	22,000	23,430

SunGard Data Systems, Inc. company guaranty
9 1/8s, 2013	88,000	90,200

Syniverse Technologies, Inc. sr. sub. notes Ser. B,
7 3/4s, 2013	13,000	12,919

Xerox Corp. sr. unsec. notes 6 3/4s, 2039	55,000	55,452

Xerox Corp. sr. unsec. unsub. notes 5 5/8s, 2019	21,000	20,986

		1,391,980
Transportation (0.2%)
American Airlines, Inc. pass-through certificates Ser. 01-1,
6.817s, 2011	10,000	9,600

Burlington Northern Santa Fe Corp. sr. unsec. notes 7s, 2014	60,000	68,427

Continental Airlines, Inc. pass-through certificates
Ser. 97-4A, 6.9s, 2018	11,870	11,692

Continental Airlines, Inc. pass-through certificates
Ser. 98-1A, 6.648s, 2017	54,810	52,343

Northwest Airlines Corp. pass-through certificates
Ser. 00-1, 7.15s, 2019	85,118	74,053

Offshore Logistics, Inc. company guaranty 6 1/8s, 2013	35,000	34,563

RailAmerica, Inc. company guaranty sr. notes 9 1/4s, 2017	32,000	34,040

Southwest Airlines Co. pass-through certificates Ser. 07-1,
6.15s, 2022	28,046	28,076

Union Pacific Corp. sr. unsec. bond 5.7s, 2018	35,000	36,737

Union Pacific Corp. sr. unsec. notes 6 1/8s, 2020	60,000	65,138

Union Pacific Corp. sr. unsub. notes 5 3/4s, 2017	45,000	47,479

United AirLines, Inc. pass-through certificates Ser. 07-A,
6.636s, 2022	18,205	15,565

		477,713
Utilities and power (1.6%)
AEP Texas North Co. sr. notes Ser. B, 5 1/2s, 2013	104,000	109,381

AES Corp. (The) sr. unsec. unsub. notes 8s, 2017	15,000	15,394

AES Corp. (The) 144A sec. notes 8 3/4s, 2013	61,000	62,525

American Water Capital Corp. sr. unsec. bonds 6.085s, 2017	76,000	79,413

Appalachian Power Co. sr. notes Ser. L, 5.8s, 2035	25,000	23,594

Atmos Energy Corp. sr. unsec. sub. notes 8 1/2s, 2019	5,000	6,057

Atmos Energy Corp. sr. unsub. notes 6.35s, 2017	55,000	58,362

Beaver Valley II Funding debs. 9s, 2017	80,000	87,437

Boardwalk Pipelines LP company guaranty 5 7/8s, 2016	116,000	118,695

Bruce Mansfield Unit pass-through certificates 6.85s, 2034	176,534	166,121

CMS Energy Corp. sr. notes 8 1/2s, 2011	25,000	26,195

Colorado Interstate Gas Co. debs. 6.85s, 2037 (Canada)	10,000	10,262

Commonwealth Edison Co. 1st mtge. 6.15s, 2017	15,000	16,306

Commonwealth Edison Co. 1st mtge. 5.9s, 2036	98,000	97,460

Consolidated Natural Gas Co. sr. notes Ser. A, 5s, 2014	45,000	47,925

Consumers Energy Co. 1st mtge. sec. bond 6 1/8s, 2019	62,000	67,404

Dominion Resources, Inc. jr. sub. notes FRN Ser. 06-B,
6.3s, 2066	165,000	145,200

Dominion Resources, Inc. sr. unsec. unsub. notes Ser. 07-A,
6s, 2017	25,000	26,879

Dominion Resources, Inc. unsub. notes 5.7s, 2012	91,000	98,336

Duke Energy Corp. sr. unsec. notes 6 1/4s, 2018	40,000	42,299

Dynegy Holdings, Inc. sr. unsec. notes 8 3/8s, 2016	45,000	42,750

CORPORATE BONDS AND NOTES (13.4%)* cont.	Principal amount	Value

Utilities and power cont.
Dynegy-Roseton Danskamme company guaranty Ser. B,
.67s, 2016	$40,000	$38,700

Edison Mission Energy sr. unsec. notes 7 3/4s, 2016	15,000	12,750

Edison Mission Energy sr. unsec. notes 7 1/2s, 2013	10,000	9,400

Edison Mission Energy sr. unsec. notes 7.2s, 2019	20,000	15,150

El Paso Corp. sr. notes Ser. GMTN, 7 3/4s, 2032	35,000	33,096

El Paso Natural Gas Co. sr. unsec. notes 5.95s, 2017	10,000	10,300

Electricite de France 144A notes 6 1/2s, 2019 (France)	60,000	67,357

Energy Future Holdings Corp. company guaranty sr. unsec.
notes 11 1/4s, 2017 ‡‡	25,000	17,688

Energy Future Holdings Corp. sr. notes 9 3/4s, 2019	62,000	62,000

Energy Future Intermediate Holdings Co., LLC sr. notes
Ser. *, 9 3/4s, 2019	76,000	76,000

Entergy Gulf States, Inc. 1st mtge. 5 1/4s, 2015	21,000	20,721

FirstEnergy Corp. notes Ser. B, 6.45s, 2011	21,000	22,517

Florida Power Corp. 1st mtge. sec. bond 6.4s, 2038	44,000	48,039

Indianapolis Power & Light 144A 1st mtge. 6.3s, 2013	25,000	26,944

Inergy LP/Inergy Finance Corp. company guaranty sr. unsec.
notes 8 3/4s, 2015	20,000	20,550

Inergy LP/Inergy Finance Corp. sr. unsec. notes 6 7/8s, 2014	85,000	83,938

Ipalco Enterprises, Inc. 144A sr. sec. notes 7 1/4s, 2016	35,000	35,088

ITC Holdings Corp. 144A notes 5 7/8s, 2016	76,000	76,757

ITC Holdings Corp. 144A sr. unsec. notes 6.05s, 2018	35,000	36,043

Kansas Gas & Electric bonds 5.647s, 2021	17,714	17,673

MidAmerican Energy Holdings Co. bonds 6 1/8s, 2036	264,000	270,387

MidAmerican Funding, LLC sr. sec. bond 6.927s, 2029	130,000	141,008

Mirant North America, LLC company guaranty 7 3/8s, 2013	80,000	79,100

National Fuel Gas Co. notes 5 1/4s, 2013	114,000	118,772

Nevada Power Co. mtge. sec. notes 7 1/8s, 2019	40,000	44,965

NiSource Finance Corp. company guaranty sr. unsec. notes
10 3/4s, 2016	10,000	12,322

NiSource Finance Corp. company guaranty sr. unsec. unsub.
notes 7 7/8s, 2010	85,000	89,111

Northwestern Corp. sec. notes 5 7/8s, 2014	76,000	78,834

NRG Energy, Inc. company guaranty 7 3/8s, 2017	20,000	20,050

NRG Energy, Inc. sr. notes 7 3/8s, 2016	135,000	135,169

Pacific Gas & Electric Co. 1st mtge. 6.05s, 2034	110,000	114,844

Potomac Edison Co. 144A 1st mtge. 5.8s, 2016	76,000	76,870

Power Receivable Finance, LLC 144A sr. notes 6.29s, 2012	35,219	35,906

PSEG Power, LLC 144A company guaranty sr. unsec. notes
5.32s, 2016	37,000	38,068

Public Service Co. of Colorado 1st mtge. sec. bonds
5 1/8s, 2019	35,000	36,407

Puget Sound Energy, Inc. jr. sub. FRN Ser. A, 6.974s, 2067	98,000	86,316

Sierra Pacific Resources sr. unsec. notes 8 5/8s, 2014	30,000	31,088

Southern Natural Gas Co. 144A notes 5.9s, 2017	25,000	25,464

Spectra Energy Capital, LLC sr. notes 8s, 2019	45,000	52,893

Teco Finance, Inc. company guaranty sr. unsec. unsub. notes
Ser. *, 7.2s, 2011	135,000	140,936

Teco Finance, Inc. company guaranty sr. unsec. unsub.
notes Ser. *, 6 3/4s, 2015	5,000	5,369

Texas Competitive Electric Holdings Co., LLC company
guaranty sr. unsec. notes zero %, 2016 (United Kingdom) ‡‡	25,000	17,625

Texas Competitive Electric Holdings Co., LLC company
guaranty sr. unsec. notes Ser. B, 10 1/4s, 2015
(United Kingdom)	10,000	8,100

TransAlta Corp. sr. unsec. notes 5 3/4s, 2013 (Canada)	30,000	31,624

TransCanada Pipelines, Ltd. jr. sub. FRN 6.35s, 2067 (Canada)	30,000	28,148

Putnam VT Global Asset Allocation Fund 25

CORPORATE BONDS AND NOTES (13.4%)* cont.	Principal amount	Value

Utilities and power cont.
Union Electric Co. sr. sec. notes 6.4s, 2017	$50,000	$53,844

West Penn Power Co. 144A 1st mtge. 5.95s, 2017	25,000	25,501

		3,877,427
Total corporate bonds and notes (cost $30,696,569)		$31,702,412

ASSET-BACKED SECURITIES (2.9%)*	Principal amount	Value

Ace Securities Corp.
FRB Ser. 06-OP2, Class A2C, 0.381s, 2036	$62,000	$18,622
FRB Ser. 06-HE3, Class A2C, 0.381s, 2036	75,000	23,627

Ace Securities Corp. 144A Ser. 03-MH1, Class M2,
6 1/2s, 2030	26,841	21,473

Aegis Asset Backed Securities Trust 144A Ser. 04-6N, Class
Note, 4 3/4s, 2035 (In default) †	2,980	—

AFC Home Equity Loan Trust Ser. 99-2, Class 1A,
0.641s, 2029	99,101	42,056

Argent Securities, Inc. FRB Ser. 06-W4, Class A2C,
0.391s, 2036	132,076	43,847

Asset Backed Funding Certificates FRB Ser. 05-WMC1,
Class M1, 0.671s, 2035	60,000	47,400

Asset Backed Securities Corp. Home Equity Loan Trust
FRB Ser. 06-HE2, Class A3, 0.421s, 2036	18,529	11,396
FRB Ser. 06-HE4, Class A5, 0.391s, 2036	70,831	43,780
FRB Ser. 06-HE7, Class A4, 0.371s, 2036	42,000	14,413

BankAmerica Manufactured Housing Contract Trust
Ser. 97-2, Class M, 6.9s, 2028	52,000	74,256

Bay View Auto Trust Ser. 05-LJ2, Class D, 5.27s, 2014	39,000	39,069

Bayview Financial Acquisition Trust
Ser. 04-B, Class A1, 1.231s, 2039	215,429	86,172
FRB Ser. 04-D, Class A, 0.621s, 2044	36,938	32,051

Bayview Financial Asset Trust 144A
FRB Ser. 03-SSRA, Class M, 1.581s, 2038	17,455	10,822
FRB Ser. 03-SSRA, Class A, 0.931s, 2038	17,455	12,568
FRB Ser. 04-SSRA, Class A1, 0.831s, 2039	26,230	19,148

Bear Stearns Asset Backed Securities, Inc.
FRB Ser. 03-3, Class A2, 0.821s, 2043	58,428	47,718
FRB Ser. 03-1, Class A1, 0.731s, 2042	44,861	35,050
FRB Ser. 05-3, Class A1, 0.681s, 2035	25,570	22,015

Bombardier Capital Mortgage Securitization Corp.
Ser. 00-A, Class A4, 8.29s, 2030	268,235	178,377
Ser. 00-A, Class A2, 7.575s, 2030	46,871	27,185
Ser. 99-B, Class A-5, 7.44s, 2020	174,537	110,831
Ser. 99-B, Class A3, 7.18s, 2015	176,978	106,187
Ser. 99-B, Class A2, 6.975s, 2012	6,103	2,988

Conseco Finance Securitizations Corp.
Ser. 02-2, Class A, IO, 8 1/2s, 2033	78,377	2,743
Ser. 00-5, Class A7, 8.2s, 2032	120,742	101,423
Ser. 00-5, Class A6, 7.96s, 2032	249,546	204,627
Ser. 02-1, Class M1F, 7.954s, 2033	67,000	58,032
Ser. 02-2, Class M1, 7.424s, 2033	32,000	25,121
Ser. 01-4, Class A4, 7.36s, 2033	181,049	185,575
Ser. 00-6, Class A5, 7.27s, 2031	56,103	53,298
Ser. 01-1, Class A5, 6.99s, 2032	635,969	639,149
Ser. 01-3, Class A4, 6.91s, 2033	70,120	70,822
Ser. 02-1, Class A, 6.681s, 2033	82,660	83,486
FRB Ser. 02-1, Class M1A, 2.281s, 2033	356,000	206,098

Countrywide Asset Backed Certificates FRB Ser. 04-6,
Class 2A5, 0.621s, 2034	43,158	32,393

Fieldstone Mortgage Investment Corp. FRB Ser. 05-1,
Class M3, 1.041s, 2035	16,698	15,613

ASSET-BACKED SECURITIES (2.9%)* cont.	Principal amount	Value

First Franklin Mortgage Loan Asset Backed Certificates FRB
Ser. 06-FF7, Class 2A3,
0.381s, 2036	$97,000	$42,122

Fremont Home Loan Trust

FRB Ser. 05-E, Class 2A4, 0.561s, 2036	137,000	64,133
FRB Ser. 06-2, Class 2A3, 0.401s, 2036	230,000	127,662

GE Corporate Aircraft Financing, LLC 144A Ser. 04-1A,
Class B, 1.081s, 2018	7,280	6,406

GEBL 144A
Ser. 04-2, Class D, 2.983s, 2032	61,084	2,749
Ser. 04-2, Class C, 1.083s, 2032	61,084	7,330

Green Tree Financial Corp.
Ser. 94-4, Class B2, 8.6s, 2019	79,194	39,946
Ser. 96-5, Class M1, 8.05s, 2027	33,057	28,429
Ser. 96-6, Class M1, 7.95s, 2027	173,000	126,290
Ser. 99-5, Class A5, 7.86s, 2030	388,670	334,256
Ser. 97-2, Class A7, 7.62s, 2028	8,243	8,321
Ser. 96-2, Class M1, 7.6s, 2026	98,000	81,340
Ser. 97-6, Class A9, 7.55s, 2029	26,143	24,365
Ser. 97-4, Class A7, 7.36s, 2029	41,361	38,925
Ser. 96-10, Class M1, 7.24s, 2028	63,000	56,070
Ser. 97-6, Class M1, 7.21s, 2029	73,000	53,908
Ser. 97-3, Class A5, 7.14s, 2028	11,263	11,222
Ser. 97-6, Class A8, 7.07s, 2029	6,770	6,810
Ser. 98-4, Class A7, 6.87s, 2030	16,185	15,052
Ser. 97-7, Class A8, 6.86s, 2029	23,496	22,150
Ser. 93-3, Class B, 6.85s, 2018	8,755	7,732
Ser. 99-3, Class A7, 6.74s, 2031	14,981	13,333
Ser. 98-6, Class A7, 6.45s, 2030	5,225	5,216
Ser. 99-2, Class A7, 6.44s, 2030	60,807	51,589
Ser. 98-7, Class M1, 6.4s, 2030	20,000	10,960

Greenpoint Manufactured Housing
Ser. 00-3, Class IA, 8.45s, 2031	579,485	507,049
Ser. 99-5, Class A4, 7.59s, 2028	40,862	40,592

GSAMP Trust FRB Ser. 06-HE5, Class A2C, 0.381s, 2036	342,000	100,742

High Income Trust Securities 144A FRB Ser. 03-1A, Class A,
0.775s, 2036	86,494	47,572

Home Equity Asset Trust FRB Ser. 06-1, Class 2A4,
0.561s, 2036	69,000	44,371

Lehman ABS Manufactured Housing Contract Ser. 01-B,
Class M1, 6.63s, 2028 F	10,000	5,778

Lehman XS Trust Ser. 07-6, Class 3A6, 6 1/2s, 2037	587,295	411,107

LNR CDO, Ltd. 144A FRB Ser. 03-1A, Class EFL,
3.232s, 2036	120,000	8,400

Local Insight Media Finance, LLC Ser. 07-1W, Class A1,
5.53s, 2012	229,235	119,202

Long Beach Mortgage Loan Trust
FRB Ser. 06-4, Class 2A4, 0.491s, 2036	66,000	22,752
FRB Ser. 06-1, Class 2A3, 0.421s, 2036	74,998	36,926

Marriott Vacation Club Owner Trust 144A
Ser. 04-1A, Class C, 5.265s, 2026	10,626	8,223
FRB Ser. 02-1A, Class A1, 0.933s, 2024	7,943	7,175

Mid-State Trust Ser. 11, Class B, 8.221s, 2038	34,407	31,454

New Century Home Equity Loan Trust Ser. 03-5, Class AI7,
5.15s, 2033	53,463	50,791

Novastar Home Equity Loan
FRB Ser. 06-1, Class A2C, 0.391s, 2036	82,000	42,835
FRB Ser. 06-2, Class A2C, 0.381s, 2036	82,000	45,814

Oakwood Mortgage Investors, Inc.
Ser. 00-A, Class A3, 7.945s, 2022	54,484	35,333
Ser. 95-B, Class B1, 7.55s, 2021	19,693	10,869

26 Putnam VT Global Asset Allocation Fund

ASSET-BACKED SECURITIES (2.9%)* cont.	Principal amount	Value

Oakwood Mortgage Investors, Inc.
Ser. 00-D, Class A3, 6.99s, 2022	$3,949	$3,949
Ser. 98-A, Class M, 6.825s, 2028	31,000	14,748
Ser. 01-E, Class A4, 6.81s, 2031	108,257	83,358
Ser. 99-B, Class A3, 6.45s, 2017	32,684	28,108
Ser. 01-D, Class A3, 5.9s, 2022	76,993	48,767
Ser. 02-C, Class A1, 5.41s, 2032	151,515	112,500

Oakwood Mortgage Investors, Inc. 144A Ser. 01-B, Class A4,
7.21s, 2030	49,108	44,689

People’s Financial Realty Mortgage
Securities Trust FRB Ser. 06-1, Class 1A2, 0.361s, 2036	113,882	38,430

Residential Asset Mortgage Products, Inc.
FRB Ser. 06-NC3, Class A2, 0.421s, 2036	70,726	50,893
FRB Ser. 07-RZ1, Class A2, 0.391s, 2037	114,000	53,787

Residential Asset Securities Corp. 144A Ser. 04-NT, Class
Note, 4 1/2s, 2034 (In default) †	4,095	—

Saco I Trust FRB Ser. 05-10, Class 1A1, 0.491s, 2036	36,628	12,502

Securitized Asset Backed Receivables, LLC
FRB Ser. 07-NC2, Class A2B, 0.371s, 2037	107,000	41,300
FRB Ser. 07-BR5, Class A2A, 0.361s, 2037	136,247	91,285
FRB Ser. 07-BR4, Class A2A, 0.321s, 2037	173,741	111,195

SG Mortgage Securities Trust FRB Ser. 06-OPT2, Class A3D,
PO, 0.441s, 2036	139,000	49,320

Soundview Home Equity Loan Trust
FRB Ser. 06-OPT3, Class 2A3, 0.401s, 2036	66,000	45,336
FRB Ser. 06-3, Class A3, 0.391s, 2036	344,000	209,374

Structured Asset Investment Loan Trust FRB Ser. 06-BNC2,
Class A6, 0.491s, 2036	66,000	5,560

TIAA Real Estate CDO, Ltd. 144A FRB Ser. 02-1A, Class III,
7.6s, 2037	100,000	24,500

WAMU Asset-Backed Certificates FRB Ser. 07-HE2,
Class 2A1, 0.341s, 2037	501,546	320,990

Total asset-backed securities (cost $9,496,182)		$6,903,323

INVESTMENT COMPANIES (0.9%)*	Shares	Value

Eurazeo (France)	753	$52,504

Harris & Harris Group, Inc. †	9,005	41,153

iShares Dow Jones U.S. Real Estate Index Fund	2,200	101,024

iShares MSCI EAFE Index Fund	1,800	99,540

iShares Russell 2000 Growth Index Fund	1,338	91,078

iShares Russell 2000 Value Index Fund	1,148	66,630

MCG Capital Corp. †	6,446	27,847

S&P 500 Index Depository Receipts (SPDR Trust Series 1)	13,332	1,485,718

SPDR KBW Bank ETF	8,700	184,179

Total investment companies (cost $1,899,846)		$2,149,673

COMMODITY LINKED NOTES (0.5%)*	Principal amount	Value

UBS AG/ Jersey Branch 144A sr. notesSer. CMCI, zero %,
2010 (indexed to the UBS Bloomberg CMCI Composite)
(United Kingdom)	$1,134,000	$1,285,394

Total commodity linked notes (cost $1,134,000)		$1,285,394

SENIOR LOANS (0.5%)* [c]	Principal amount	Value

Affinion Group, Inc. bank term loan FRN Ser. B,
2.734s, 2012	$17,824	$16,657

Allison Transmission, Inc. bank term loan FRN Ser. B,
3.009s, 2014	62,078	56,817

Building Materials Holdings Corp. bank term loan FRN
3.005s, 2014	19,850	18,324

Dex Media West, LLC/Dex Media Finance Co. bank term loan
FRN Ser. B, 7s, 2014	46,964	43,207

SENIOR LOANS (0.5%)* [c] cont.	Principal amount	Value

Energy Future Holdings Corp. bank term loan FRN
Ser. B2, 3.735s, 2014	$17,684	$14,368

Fairpoint Communications, Inc. bank term loan FRN
Ser. B, 5 1/2s, 2015	99,539	77,292

First Data Corp. bank term loan FRN Ser. B1,
2.985s, 2014	17,639	15,625

First Data Corp. bank term loan FRN Ser. B3,
3.001s, 2014	122,802	108,603

Freescale Semiconductor, Inc. bank term loan FRN
12 1/2s, 2014	12,020	12,341

Goodman Global Holdings, Inc. bank term loan FRN Ser. B,
6 1/2s, 2011	191,405	191,365

Harrah’s Operating Co., Inc. bank term loan FRN Ser. B2,
3.282s, 2015	14,523	11,725

Hawker Beechcraft Acquisition Co., LLC bank term loan FRN
2.283s, 2014	6,365	4,742

Hawker Beechcraft Acquisition Co., LLC bank term loan FRN
Ser. B, 2 1/4s, 2014	129,522	96,494

Health Management Associates, Inc. bank term loan FRN
2.033s, 2014	16,546	15,390

IASIS Healthcare Corp. bank term loan FRN Ser. DD,
2.234s, 2014	4,250	3,954

IASIS Healthcare, LLC/IASIS Capital Corp. bank term loan
FRN 7.62s, 2014	1,151	1,070

IASIS Healthcare, LLC/IASIS Capital Corp. bank term loan
FRN Ser. B, 2.234s, 2014	12,282	11,425

Intelsat Corp. bank term loan FRN Ser. B2, 2.735s, 2011	4,686	4,407

Intelsat Corp. bank term loan FRN Ser. B2-A, 2.735s, 2013	4,686	4,408

Intelsat Corp. bank term loan FRN Ser. B2-C, 2.735s, 2013	4,686	4,407

Intelsat, Ltd. bank term loan FRN 3.235s, 2014 (Bermuda)	85,000	76,883

Level 3 Communications, Inc. bank term loan FRN
2.53s, 2014	18,000	16,320

MetroPCS Wireless, Inc. bank term loan FRN 2.54s, 2013	7,054	6,719

National Bedding Co. bank term loan FRN 2.317s, 2011	7,859	7,184

Pinnacle Foods Holding Corp. bank term loan FRN Ser. B,
2.985s, 2014	17,638	16,404

Polypore, Inc. bank term loan FRN Ser. B, 2.49s, 2014	17,638	16,492

Sequa Corp. bank term loan FRN 3.879s, 2014	24,615	21,892

Spectrum Brands, Inc. bank term loan FRN 1 1/2s, 2013	1,149	1,136

Spectrum Brands, Inc. bank term loan FRN Ser. B1,
8.003s, 2013	16,648	16,466

Sun Healthcare Group, Inc. bank term loan FRN
0.183s, 2014	3,001	2,802

Sun Healthcare Group, Inc. bank term loan FRN Ser. B,
2.398s, 2014	19,556	18,260

Thomas Learning bank term loan FRN Ser. B, 2.73s, 2014	14,924	13,581

TW Telecom, Inc. bank term loan FRN Ser. B, 1.99s, 2013	12,963	12,400

Univision Communications, Inc. bank term loan FRN Ser. B,
2.533s, 2014	18,000	15,606

Visteon Corp. bank term loan FRN Ser. B1, 5 3/4s, 2013	95,000	104,500

West Corp. bank term loan FRN 2.608s, 2013	17,682	16,608

Yankee Candle Co., Inc. bank term loan FRN 2.24s, 2014	8,526	7,928

Total senior loans (cost $1,137,112)		$1,083,802

CONVERTIBLE BONDS AND NOTES (0.2%)*	Principal amount	Value

Advanced Micro Devices, Inc. cv. sr. unsec. notes 6s, 2015	$65,000	$58,500

Alexandria Real Estate Equities, Inc. 144A cv. company
guaranty sr. unsec. notes 3.7s, 2027 R	35,000	33,075

Alliant Techsystems, Inc. cv. company guaranty sr. sub.
notes 3s, 2024	50,000	62,750

Putnam VT Global Asset Allocation Fund 27

CONVERTIBLE BONDS AND NOTESS (0.2%)* cont.	Principal amount	Value

ArcelorMittal cv. sr. unsec. unsub. notes 5s, 2014
(Luxembourg)	$10,000	$16,563

Digital Realty Trust LP 144A cv. sr. unsec. notes
5 1/2s, 2029 R	25,000	32,594

Ford Motor Co. cv. sr. unsec. notes 4 1/4s, 2016	15,000	18,951

General Cable Corp. cv. company guaranty sr. unsec. unsub.
notes 0 7/8s, 2013	5,000	4,363

General Growth Properties, Inc. 144A cv. sr. notes 3.98s,
2027 (In default) † R	110,000	104,225

International Game Technology 144A cv. sr. unsec. notes
3 1/4s, 2014	25,000	30,495

L-3 Communications Holdings, Inc. cv. company sr. unsec.
bonds 3s, 2035	90,000	94,500

SAVVIS, Inc. cv. sr. unsec. notes 3s, 2012	30,000	27,300

Steel Dynamics, Inc. cv. sr. notes 5 1/8s, 2014	8,000	10,065

Titan International, Inc.
144A cv. sr. sub. notes 5 5/8s, 2017	15,000	15,900

Trinity Industries, Inc. cv. unsec. sub. notes 3 7/8s, 2036	25,000	18,688

Total convertible bonds and notes (cost $512,494)		$527,969

FOREIGN GOVERNMENT BONDS
AND NOTES (0.2%)*	Principal amount	Value

Brazil (Federal Republic of) notes
zero %, 2012	BRL 853	$474,694

Total foreign government bonds and notes (cost $502,040)		$474,694

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (0.1%)*	strike price	amount	Value

Option on an interest rate swap
with JPMorgan Chase Bank, N. A.
for the right to receive a fixed rate
of 4.235% versus the three month
USD-LIBOR-BBA maturing
June 11, 2020.	Jun-10/4.235	$2,081,000	$61,972

Option on an interest rate swap
with JPMorgan Chase Bank, N. A.
for the right to receive a fixed rate
of 4.23% versus the three month
USD-LIBOR-BBA maturing
June 9, 2020.	Jun-10/4.23	2,081,000	61,348

Total purchased options outstanding (cost $140,416)			$123,320

MUNICIPAL BONDS AND NOTES (—%)*	Principal amount	Value

MI Tobacco Settlement Fin. Auth.
Rev. Bonds, Ser. A,
7.309s, 6/1/34	$45,000	$36,012

Tobacco Settlement Fin. Auth. of WVA Rev.
Bonds, Ser. A, 7.467s, 6/1/47	100,000	80,001

Total municipal bonds and notes (cost $144,995)		$116,013

WARRANTS (—%)* †	Expiration date	Strike price	Warrants	Value

Gansu Qilianshan
Cement Group Co. 144A
(China)	8/17/10	$—	20,300	$51,454

Qatar Telecom 144A
(Qatar) F	11/30/09	—	463	18,451

Vertis Holdings, Inc. F	10/18/15	0.01	22	—

Total warrants (cost $55,157)				$69,905

PREFERRED STOCKS (—%)*	Shares	Value

GMAC, Inc. 144A 7.00% cum. pfd.	43	$28,342

Total preferred stocks (cost $15,483)		$28,342

CONVERTIBLE PREFERRED STOCKS (—%)*	Shares	Value

Lehman Brothers Holdings, Inc. Ser. P,
7.25% cv. pfd. (In default) †	140	$560

Total convertible preferred stocks (cost $131,961)		$560

SHORT-TERM INVESTMENTS (20.6%)*	Principal amount/shares	Value

Short-term investments held as collateral
for loaned securities with yields ranging
from zero % to 0.27% and due dates ranging
from January 4, 2010 to February 19, 2010 d	2,726,656	$2,726,320

Putnam Money Market Liquidity Fund e	$36,987,318	36,987,318

U.S. Treasury Bills, for effective yields
ranging from 0.23% to 0.40%, maturity date
November 18, 2010 # ##	5,358,001	5,339,038

U.S. Treasury Bills, for effective yields
ranging from 0.18% to 0.20%, maturity date
August 26, 2010 # ##	2,073,000	2,070,332

U.S. Treasury Cash Management Bills, for
effective yields ranging from 0.32%
to 0.35%, maturity date July 15, 2010 # ##	1,781,999	1,778,675

Total short-term investments (cost $48,905,950)		$48,901,683

Total investments (cost $267,435,040)		$277,715,383

Key to holding’s currency abbreviations
AUD	Australian Dollar
BRL	Brazilian Real
EUR	Euro
JPY	Japanese Yen
USD / $	United States Dollar
Key to holding’s abbreviations
ADR	American Depository Receipts
ETF	Exchange Traded Fund
FRB	Floating Rate Bonds
FRN	Floating Rate Notes
GDR	Global Depository Receipts
GMTN	Global Medium Term Notes
IFB	Inverse Floating Rate Bonds
IO	Interest Only
MTN	Medium Term Notes
MTNA	Medium Term Notes Class A
MTNC	Medium Term Notes Class C
MTNE	Medium Term Notes Class E
PO	Principal Only
SDR	Swedish Depository Receipts
TBA	To Be Announced Commitments

* Percentages indicated are based on net assets of $236,831,667.

† Non-income-producing security.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

# These securities, in part or in entirety, were pledged and segregated with the broker to cover margin requirements for futures contracts at December31,2009.

## These securities, in part or in entirety, were pledged and segregated with the custodian for collateral on certain derivative contracts at December31,2009.

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at December 31, 2009. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

d See Note 1 to the financial statements regarding securities lending.

28 Putnam VT Global Asset Allocation Fund

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (“ASC 820”) based on the securities valuation inputs. On December 31, 2009, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

i Security purchased with cash or securities received, that was pledged to the fund for collateral on certain derivative contracts (Note 1).

R Real Estate Investment Trust.

S Securities on loan, in part or in entirety, at December 31, 2009.

At December 31, 2009, liquid assets totaling $186,322,599 have been segregated to cover certain derivatives contracts.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ADR, SDR or GDR after the name of a foreign holding represents ownership of foreign securities on deposit with a custodian bank.

See Note 1 to the financial statements regarding TBA’s.

The rates shown on FRB and FRN are the current interest rates at December 31, 2009.

The dates shown on debt obligations are the original maturity dates.

IFB are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The interest rates shown are the current interest rates at December 31, 2009.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at December 31, 2009 (as a percentage of Portfolio Value):

United States	84.9%	Switzerland	0.7%

United Kingdom	3.1	Canada	0.7

Japan	2.3	China	0.5

France	1.4	Other	4.6

Italy	1.0	Total	100.0%

Australia	0.8

FORWARD CURRENCY CONTRACTS TO BUY				Unrealized
at 12/31/09 (aggregate		Aggregate	Delivery	appreciation/
face value $40,369,547)	Value	face value	date	(depreciation)

Australian Dollar	$6,425,206	$6,591,418	1/20/10	$(166,212)

Brazilian Real	479,522	487,762	1/20/10	(8,240)

British Pound	4,893,474	5,032,581	1/20/10	(139,107)

Canadian Dollar	1,946,163	1,938,878	1/20/10	7,285

Chilean Peso	51,696	52,488	1/20/10	(792)

Czech Koruna	253,081	263,505	1/20/10	(10,424)

Danish Krone	329,176	346,425	1/20/10	(17,249)

Euro	9,400,540	9,914,656	1/20/10	(514,116)

Hungarian Forint	229,497	240,603	1/20/10	(11,106)

Japanese Yen	4,242,214	4,533,168	1/20/10	(290,954)

Mexican Peso	586,623	601,604	1/20/10	(14,981)

New Zealand Dollar	86,920	86,434	1/20/10	486

Norwegian Krone	3,230,469	3,340,156	1/20/10	(109,687)

Polish Zloty	439,406	462,496	1/20/10	(23,090)

Singapore Dollar	574,481	584,100	1/20/10	(9,619)

South African Rand	772,230	773,519	1/20/10	(1,289)

South Korean Won	309,984	314,714	1/20/10	(4,730)

Swedish Krona	2,577,463	2,603,245	1/20/10	(25,782)

Swiss Franc	1,725,524	1,755,332	1/20/10	(29,808)

Turkish Lira (New)	445,164	446,463	1/20/10	(1,299)

Total				$(1,370,714)

FORWARD CURRENCY CONTRACTS TO SELL				Unrealized
at 12/31/09 (aggregate		Aggregate	Delivery	appreciation/
face value $50,846,918)	Value	face value	date	(depreciation)

Australian Dollar	$3,122,431	$3,207,374	1/20/10	$84,943

Brazilian Real	662,110	673,401	1/20/10	11,291

British Pound	5,367,407	5,504,149	1/20/10	136,742

Canadian Dollar	2,414,408	2,407,569	1/20/10	(6,839)

Chilean Peso	171,582	174,305	1/20/10	2,723

Czech Koruna	346,907	372,667	1/20/10	25,760

Danish Krone	47,443	49,929	1/20/10	2,486

Euro	22,700,407	23,673,506	1/20/10	973,099

Hong Kong Dollar	272,207	272,344	1/20/10	137

Hungarian Forint	27,544	28,899	1/20/10	1,355

Japanese Yen	4,890,701	5,188,076	1/20/10	297,375

Mexican Peso	285,462	295,625	1/20/10	10,163

New Zealand Dollar	375,809	373,629	1/20/10	(2,180)

Norwegian Krone	1,576,880	1,626,345	1/20/10	49,465

Polish Zloty	343,202	353,338	1/20/10	10,136

Singapore Dollar	1,601,097	1,625,804	1/20/10	24,707

South African Rand	502,410	502,746	1/20/10	336

South Korean Won	200,590	198,305	1/20/10	(2,285)

Swedish Krona	1,152,407	1,198,410	1/20/10	46,003

Swiss Franc	2,344,854	2,423,373	1/20/10	78,519

Taiwan Dollar	692,188	685,013	1/20/10	(7,175)

Turkish Lira (New)	12,082	12,111	1/20/10	29

Total				$1,736,790

Putnam VT Global Asset Allocation Fund 29

FUTURES CONTRACTS				Unrealized
OUTSTANDING	Number of		Expiration	appreciation/
at 12/31/09	contracts	Value	date	(depreciation)

Amsterdam Exchanges
index (Long)	4	$384,456	Jan-10	$14,375

Canadian Government
Bond 10 yr (Long)	20	2,251,648	Mar-10	(35,245)

DAX Index (Long)	2	426,819	Mar-10	13,099

Dow Jones Euro Stoxx 50
Index (Long)	1	42,571	Mar-10	1,415

Dow Jones Euro Stoxx 50
Index (Short)	150	6,385,639	Mar-10	(205,728)

Euro-Bobl 5 yr (Long)	3	497,014	Mar-10	(3,491)

Euro-Bund 10 yr (Long)	6	1,041,555	Mar-10	(16,007)

Euro-Bund 10 yr (Short)	25	4,339,814	Mar-10	65,801

Euro-CAC 40 Index (Short)	29	1,637,283	Jan-10	(43,928)

Euro-Schatz 2 yr (Short)	7	1,082,493	Mar-10	(548)

FTSE/MIB Index (Long)	6	1,000,517	Mar-10	27,130

IBEX 35 Index (Long)	4	683,198	Jan-10	18,937

Japanese Government Bond
10 yr (Long)	1	1,501,505	Mar-10	2,790

Japanese Government Bond
10 yr (Short)	1	1,501,505	Mar-10	(2,800)

Japanese Government Bond
10 yr Mini (Long)	10	1,501,827	Mar-10	3,181

MSCI EAFE Index E-Mini (Long)	10	784,400	Mar-10	1,780

NASDAQ 100 Index E-Mini
(Short)	37	1,375,475	Mar-10	(50,505)

New Financial Times Stock
Exchange 100 Index (Short)	67	5,807,518	Mar-10	(153,461)

OMXS 30 Index (Short)	71	945,773	Jan-10	(3,831)

Russell 2000 Mini (Long)	90	5,615,100	Mar-10	264,870

Russell 2000 Mini (Short)	33	2,058,870	Mar-10	(97,251)

S&P 500 Index (Long)	18	4,998,150	Mar-10	82,948

S&P 500 Index E-Mini (Long)	474	26,324,775	Mar-10	470,278

S&P 500 Index E-Mini (Short)	106	5,886,975	Mar-10	(105,418)

S&P Mid Cap 400 Index E-Mini
(Long)	72	5,219,280	Mar-10	222,601

S&P/TSX 60 Index (Long)	12	1,583,950	Mar-10	36,636

SGX MSCI Singapore Index
(Short)	10	497,863	Jan-10	(8,732)

SPI 200 Index (Short)	18	1,973,360	Mar-10	(83,054)

Tokyo Price Index (Short)	46	4,471,948	Mar-10	(52,631)

U.K. Gilt 10 yr (Long)	33	6,106,033	Mar-10	(53,639)

U.S. Treasury Bond 20 yr (Short)	83	9,576,125	Mar-10	273,850

U.S. Treasury Note 2 yr (Long)	49	10,597,016	Mar-10	(51,166)

U.S. Treasury Note 2 yr (Short)	161	34,818,766	Mar-10	161,963

U.S. Treasury Note 5 yr (Long)	11	1,258,211	Mar-10	(20,241)

U.S. Treasury Note 5 yr (Short)	400	45,753,125	Mar-10	733,275

U.S. Treasury Note 10 yr (Long)	280	32,326,875	Mar-10	(803,528)

U.S. Treasury Note 10 yr (Short)	24	2,770,875	Mar-10	94,809

Total				$698,534

WRITTEN OPTIONS		Expiration
OUTSTANDING at 12/31/09	Contract	date/
(premiums received $4,463,974)	amount	strike price	Value

Option on an interest rate swap
with Bank of America, N. A. for
the obligation to pay a fixed rate
of 4.70% versus the three month
USD-LIBOR-BBA maturing
August 8, 2021.	$877,000	Aug-11/4.7	$46,174

Option on an interest rate swap
with Bank of America, N. A. for
the obligation to receive a fixed
rate of 4.70% versus the three
month USD-LIBOR-BBA maturing
August 8, 2021.	877,000	Aug-11/4.7	49,191

Option on an interest rate swap
with Bank of America, N. A. for
the obligation to pay a fixed rate
of 4.55% versus the three month
USD-LIBOR-BBA maturing
August 17, 2021.	874,000	Aug-11/4.55	40,624

Option on an interest rate swap
with Bank of America, N. A. for
the obligation to receive a fixed
rate of 4.55% versus the three
month USD-LIBOR-BBA maturing
August 17, 2021.	874,000	Aug-11/4.55	54,529

Option on an interest rate swap
with Bank of America, N. A. for
the obligation to pay a fixed rate
of 4.475% versus the three month
USD-LIBOR-BBA maturing
August 19, 2021.	1,141,000	Aug-11/4.475	49,679

Option on an interest rate swap
with Bank of America, N. A. for
the obligation to receive a fixed
rate of 4.475% versus the three
month USD-LIBOR-BBA maturing
August 19, 2021.	1,141,000	Aug-11/4.475	74,736

Option on an interest rate swap
with Citibank, N. A. for the
obligation to pay a fixed rate of
4.5475% versus the three month
USD-LIBOR-BBA maturing
July 26, 2021.	1,319,000	Jul-11/4.5475	61,202

Option on an interest rate swap
with Citibank, N. A. for the
obligation to receive a fixed rate
of 4.5475% versus the three
month USD-LIBOR-BBA maturing
July 26, 2021.	1,319,000	Jul-11/4.5475	79,945

Option on an interest rate swap
with Citibank, N. A. for the
obligation to pay a fixed rate of
4.52% versus the three month
USD-LIBOR-BBA maturing
July 26, 2021.	2,638,000	Jul-11/4.52	119,501

Option on an interest rate swap
with Citibank, N. A. for the
obligation to receive a fixed rate
of 4.52% versus the three month
USD-LIBOR-BBA maturing
July 26, 2021.	2,638,000	Jul-11/4.52	162,765

30 Putnam VT Global Asset Allocation Fund

WRITTEN OPTIONS		Expiration
OUTSTANDING at 12/31/09	Contract	date/
(premiums received $4,463,974) cont.	amount	strike price	Value

Option on an interest rate swap
with Citibank, N. A. for the
obligation to pay a fixed rate of
4.49% versus the three month
USD-LIBOR-BBA maturing
August 17, 2021.	$1,748,000	Aug-11/4.49	$78,136

Option on an interest rate swap
with Citibank, N. A. for the
obligation to receive a fixed rate
of 4.49% versus the three month
USD-LIBOR-BBA maturing
August 17, 2021.	1,748,000	Aug-11/4.49	113,183

Option on an interest rate swap
with JPMorgan Chase Bank, N. A.
for the obligation to receive a
fixed rate of 5.215% versus the
three month USD-LIBOR-BBA
maturing February 18, 2020.	7,801,000	Feb-10/5.215	2,730

Option on an interest rate swap
with JPMorgan Chase Bank, N. A.
for the obligation to pay a fixed
rate of 5.215% versus the three
month USD-LIBOR-BBA maturing
February 18, 2020.	7,801,000	Feb-10/5.215	773,469

Option on an interest rate swap
with JPMorgan Chase Bank, N. A.
for the obligation to pay a fixed
rate of 5.08% versus the three
month USD-LIBOR-BBA maturing
February 24, 2020.	5,475,000	Feb-10/5.08	478,406

Option on an interest rate swap
with JPMorgan Chase Bank, N. A.
for the obligation to receive a
fixed rate of 5.08% versus the
three month USD-LIBOR-BBA
maturing February 24, 2020.	5,475,000	Feb-10/5.08	4,216

Option on an interest rate swap
with JPMorgan Chase Bank, N. A.
for the obligation to pay a fixed
rate of 5.22% versus the three
month USD-LIBOR-BBA maturing
February 24, 2020.	5,475,000	Feb-10/5.22	541,368

Option on an interest rate swap
with JPMorgan Chase Bank, N. A.
for the obligation to receive a
fixed rate of 5.22% versus the
three month USD-LIBOR-BBA
maturing February 24, 2020.	5,475,000	Feb-10/5.22	2,792

Option on an interest rate swap
with JPMorgan Chase Bank, N. A.
for the obligation to receive a
fixed rate of 5.23% versus the
three month USD-LIBOR-BBA
maturing June 9, 2020.	2,081,000	Jun-10/5.23	13,763

Option on an interest rate swap
with JPMorgan Chase Bank, N. A.
for the obligation to receive a
fixed rate of 5.235% versus the
three month USD-LIBOR-BBA
maturing June 11, 2020.	2,081,000	Jun-10/5.235	14,047

WRITTEN OPTIONS		Expiration
OUTSTANDING at 12/31/09	Contract	date/
(premiums received $4,463,974) cont.	amount	strike price	Value

Option on an interest rate swap
with JPMorgan Chase Bank, N. A.
for the obligation to receive a
fixed rate of 4.525% versus the
three month USD-LIBOR-BBA
maturing July 26, 2021.	$2,813,000	Jul-11/4.525	$172,999

Option on an interest rate swap
with JPMorgan Chase Bank, N. A.
for the obligation to pay a fixed
rate of 4.525% versus the three
month USD-LIBOR-BBA maturing
July 26, 2021.	2,813,000	Jul-11/4.525	127,992

Option on an interest rate swap
with JPMorgan Chase Bank, N. A.
for the obligation to receive a
fixed rate of 4.46% versus the
three month USD-LIBOR-BBA
maturing July 26, 2021.	2,813,000	Jul-11/4.46	180,248

Option on an interest rate swap
with JPMorgan Chase Bank, N. A.
for the obligation to pay a fixed
rate of 4.46% versus the three
month USD-LIBOR-BBA maturing
July 26, 2021.	2,813,000	Jul-11/4.46	120,790

Option on an interest rate swap
with JPMorgan Chase Bank, N. A.
for the obligation to receive a
fixed rate of 4.745% versus the
three month USD-LIBOR-BBA
maturing July 27, 2021.	4,219,500	Jul-11/4.745	226,503

Option on an interest rate swap
with JPMorgan Chase Bank, N. A.
for the obligation to pay a fixed
rate of 4.745% versus the three
month USD-LIBOR-BBA maturing
July 27, 2021.	4,219,500	Jul-11/4.745	230,933

Option on an interest rate swap
with JPMorgan Chase Bank, N. A.
for the obligation to pay a fixed
rate of 5.51% versus the three
month USD-LIBOR-BBA maturing
May 14, 2022.	1,966,000	May-12/5.51	170,700

Option on an interest rate swap
with JPMorgan Chase Bank, N. A.
for the obligation to receive a
fixed rate of 5.51% versus the
three month USD-LIBOR-BBA
maturing May 14, 2022.	1,966,000	May-12/5.51	91,165

Total			$4,081,786

Putnam VT Global Asset Allocation Fund 31

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 12/31/09
			Upfront				Unrealized
Swap	Notional		premium	Termination	Payments made by	Payments received by	appreciation/
counterparty	amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

Bank of America, N. A.
	$3,091,000		$245	10/6/11	3 month USD-LIBOR-BBA	1.22%	$6,223

	28,048,000		—	9/18/10	3 month USD-LIBOR-BBA	2.86667%	712,508

Citibank, N. A.
	17,299,000		912	11/12/24	3 month USD-LIBOR-BBA	4.04%	(518,743)

	4,717,000		(5,894)	11/12/39	4.28%	3 month USD-LIBOR-BBA	158,036

Credit Suisse International
	5,610,000		—	9/18/10	3 month USD-LIBOR-BBA	2.91916%	145,486

	1,952,000		—	11/6/15	3.97005%	3 month USD-LIBOR-BBA	(88,296)

	7,000,000		—	6/16/11	3 month USD-LIBOR-BBA	1.689%	73,577

Goldman Sachs International
	1,103,000		(6,827)	11/18/18	3 month USD-LIBOR-BBA	4.10%	21,063

AUD	3,100,000	E	—	2/14/12	3 month AUD-BBR-BBSW	4.39%	(31,262)

	$7,480,000		(269,280)	11/12/19	3 month USD-LIBOR-BBA	5.355%	660,561

JPMorgan Chase Bank, N. A.
	11,500,000		—	11/10/18	4.12%	3 month USD-LIBOR-BBA	(320,054)

JPY	56,400,000	E	—	7/28/29	6 month JPY-LIBOR-BBA	2.67%	(15,064)

JPY	75,800,000	E	—	7/28/39	2.40%	6 month JPY-LIBOR-BBA	7,870

	$7,480,000		(270,776)	11/12/19	3 month USD-LIBOR-BBA	5.355%	659,065

	4,780,000		—	4/3/11	3 month USD-LIBOR-BBA	1.365%	43,286

	9,570,000		—	4/3/14	2.203%	3 month USD-LIBOR-BBA	138,692

Total							$1,652,948

E See Note 1 to the financial statements regarding extended effective dates.

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 12/31/09

				Fixed payments	Total Return	Unrealized
Swap	Notional		Termination	received (paid) by	received by	appreciation/
counterparty	amount		date	fund per annum	or paid by fund	(depreciation)

Credit Suisse International
	672	baskets	7/15/10	(3 month USD-LIBOR-BBA plus 1.00% )	The Middle East Custom Basket Index	$(78,022)
					currently sponsored by Credit Suisse
					ticker CSGCPUT

Deutsche Bank AG
EUR	1,824,000		3/27/14	1.785%	Eurostat Eurozone HICP excluding tobacco	2,613

Goldman Sachs International
EUR	3,040,000		4/30/13	2.375%	French Consumer Price Index	177,620
					excluding tobacco

EUR	3,040,000		4/30/13	(2.41%)	Eurostat Eurozone HICP	(173,875)
					excluding tobacco

EUR	3,040,000		5/6/13	2.34%	French Consumer Price Index	171,393
					excluding tobacco

EUR	3,040,000		5/6/13	(2.385%)	Eurostat Eurozone HICP excluding tobacco	(168,606)

	$1,348	F	11/24/10	(3 month USD-LIBOR-BBA)	A basket (GSPMTGCC) of common stocks	(116,516)

EUR	1,824,000		4/14/14	1.835%	Eurostat Eurozone HICP excluding tobacco	(9,850)

	$2,990,000		5/18/10	0.25%	USA Non Revised Consumer	70,564
					Price Index- Urban (CPI-U)

JPMorgan Chase Bank, N. A.
	122,265		10/20/10	(3 month USD-LIBOR-BBA plus 5 bp)	iShares MSCI Emerging Markets Index	57,232

	9,508		7/29/10	(3 month USD-LIBOR-BBA )	S&P 500 Information Technology	292,437
					Total Return Index

	5,917		7/29/10	3 month USD-LIBOR-BBA	S&P 500 Energy Total Return Index	52,187

Total						$277,177

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for Accounting Standard Codification ASC 820 Fair Value Measurements and Disclosures (“ASC 820”) based on securities valuation inputs.

32 Putnam VT Global Asset Allocation Fund

CREDIT DEFAULT CONTRACTS OUTSTANDING at 12/31/09

						Fixed payments	Unrealized
Swap counterparty /		Upfront premium		Notional	Termination	received (paid) by	appreciation/
Referenced debt*	Rating***	received (paid)**		amount	date	fund per annum	(depreciation)

Bank of America, N. A.
DJ ABX CMBX BBB Index	—	$208		$302,000	10/12/52	(134 bp)	$226,111

Financial Security Assurance Holdings, Ltd, 6.4%,
12/15/66	Baa1	—		20,000	12/20/12	95 bp	(2,189)

Nalco Co., 7.75%, 11/15/11	Ba2	—		10,000	9/20/12	350 bp	425

Citibank, N. A.
DJ ABX HE PEN AAA Series 6 Version 2 Index	BBB–	35,814		160,427	5/25/46	11 bp	(5,848)

DJ ABX HE PEN AAA Series 6 Version 2 Index	BBB–	20,174		104,660	5/25/46	11 bp	(7,005)

Lighthouse International Co., SA, 8%, 4/30/14	Caa1	—	EUR	190,000	3/20/13	815 bp	(38,771)

Credit Suisse International
DJ ABX HE PEN AAA Series 6 Version 2 Index	BBB–	147,776		$307,868	5/25/46	11 bp	67,731

DJ CMB NA CMBX AJ Index	—	(120,890)		376,000	2/17/51	(96 bp)	62,425

DJ CMBX NA AAA Series 4 Version 1 Index	AA	644,216		1,559,500	2/17/51	35 bp	378,568

Deutsche Bank AG
DJ CDX NA IG Series 13 Version 1 Index	—	—		8,704,000	12/20/14	(100 bp)	(62,804)

Korea Monetary STAB Bond, 5.15%, 2/12/10	A2	—		620,000	2/19/10	153 bp	2,391

Pacific Gas & Electric Co., 4.8%, 3/1/14	A3	—		135,000	12/20/13	112 bp	2,306

Smurfit Kappa Funding, 7 3/4%, 4/1/15	B2	—	EUR	90,000	9/20/13	715 bp	5,172

Universal Corp., 5.2%, 10/15/13	—	—		$115,000	3/20/15	(95 bp)	1,110

Virgin Media Finance PLC, 8 3/4%, 4/15/14	B	—	EUR	125,000	9/20/13	477 bp	9,636

Virgin Media Finance PLC, 8 3/4%, 4/15/14	B	—	EUR	125,000	9/20/13	535 bp	13,179

Goldman Sachs International
CSC Holdings, Inc., 7 5/8%, 7/15/18	Ba3	—		$65,000	9/20/13	495 bp	5,055

DJ ABX HE PEN AAA Series 6 Version 2 Index	BBB–	34,961		77,158	5/25/46	11 bp	14,924

DJ CDX NA CMBX AAA Index	AAA	4,023		110,000	3/15/49	7 bp	(8,213)

DJ CDX NA IG Series 12 Version 1 Index	—	(446,764)		10,084,672	6/20/14	(100 bp)	(525,984)

Lighthouse International Co, SA, 8%, 4/30/14	Caa1	—	EUR	110,000	3/20/13	680 bp	(27,695)

Macy’s Retail Holdings, Inc., 7.45%, 7/15/17	—	—		$445,000	6/20/11	(254.9 bp)	(9,287)

Southern California Edison Co., 7 5/8%, 1/15/10	A3	—		90,000	12/20/13	118.1 bp	821

JPMorgan Chase Bank, N. A.
Computer Science Corp., 5%, 2/15/13	—	—		435,000	3/20/18	(82 bp)	(6,369)

DJ ABX HE PEN AAA Series 6 Version 2 Index	BBB–	39,409		171,887	5/25/46	11 bp	(5,230)

DJ CDX NA IG Series 13 Version 1 Index	—	1,478		1,034,000	12/20/14	(100 bp)	(5,983)

DJ CMBX NA AAA Series 4 Version 1 Index	—	(732,184)		1,875,000	2/17/51	(35 bp)	(413,434)

Glencore Funding LLC, 6%, 4/15/14	—	—		480,000	6/20/14	(148 bp)	(2,257)

Sanmina-Sci Corp., 8 1/8%, 3/1/16	B2	—		60,000	6/20/13	595 bp	2,447

TDC AS, 6 1/2%, 4/19/12	—	—	EUR	135,000	9/20/13	(200 bp)	(6,077)

Merrill Lynch Capital Services, Inc.
Pacific Gas & Electric Co., 4.8%, 3/1/14	A3	—		$145,000	12/20/13	113 bp	2,532

Morgan Stanley Capital Services, Inc.
DJ CMB NA CMBX AAA Index	—	(66,856)		741,500	2/17/51	(35 bp)	59,452

DJ iTraxx Europe Crossover Series 12 Version 1	—	(3,736)	EUR	314,000	12/20/14	(500 bp)	(16,144)

Nalco Co., 7.75%, 11/15/11	Ba2	—		$10,000	9/20/12	330 bp	384

Nalco Co., 7.75%, 11/15/11	Ba2	—		15,000	3/20/13	460 bp	1,154

Universal Corp., 5.2%, 10/15/13	—	—		345,000	3/20/13	(89 bp)	(311)

Total							$(287,778)

*Payments related to the reference debt are made upon a credit default event.

**Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

***Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at December 31, 2009. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.”

Putnam VT Global Asset Allocation Fund 33

ASC 820, Fair Value Measurements and Disclosures, establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of December 31, 2009:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Asset-backed securities	$—	$6,903,323	$—

Common stocks:

Basic materials	4,463,451	2,901,156	—

Capital goods	5,210,528	2,696,716	—

Communication services	4,134,968	1,445,151	—

Conglomerates	1,809,426	557,573	—

Consumer cyclicals	8,472,082	4,049,460	2

Consumer staples	8,127,608	3,354,643	—

Energy	8,914,892	2,732,690	41

Financial	10,640,978	6,920,476	—

Health care	11,200,212	2,658,394	—

Technology	17,012,677	1,398,504	5,577

Transportation	712,034	902,169	—

Utilities and power	2,997,189	2,257,688	—

Total common stocks	83,696,045	31,874,620	5,620

Commodity linked notes	—	1,285,394	—

Convertible bonds and notes	—	527,969	—

Convertible preferred stocks	—	560	—

Corporate bonds and notes	—	31,702,412	—

Foreign government bonds and notes	—	474,694	—

Investment companies	2,097,169	52,504	—

Mortgage-backed securities	—	33,935,745	104,235

Municipal bonds and notes	—	116,013	—

Preferred stocks	—	28,342	—

Purchased options outstanding	—	123,320	—

Senior loans	—	1,083,802	—

U.S. Government and agency mortgage obligations	—	33,652,634	—

U.S. Treasury Obligations	—	1,079,394	—

Warrants	—	69,905	—

Short-term investments	36,987,318	11,914,365	—

Totals by level	$122,780,532	$154,824,996	$109,855

	Level 1	Level 2	Level 3

Other financial instruments:	$698,534	$(1,079,372)	$(101,873)

Other financial instruments include futures, written options, swaps, forward currency contracts and receivable purchase agreements.

34 Putnam VT Global Asset Allocation Fund

The following is a reconciliation of Level 3 assets as of December 31, 2009:

				Change in net
	Balance as of	Accrued		unrealized		Net transfers in	Balance as of
	December 31,	discounts/	Realized	appreciation/	Net purchases/	and/or out of	December 31,
Investments in securities:	2008	premiums	gain/(loss)	(depreciation) †	sales	Level 3	2009

Asset-backed securities	$235,214	$—	$(35,043)	$1,592	$(11,408)	$(190,355)	$—

Common stocks:

Consumer cyclicals	2	—	—	(12,922)	12,922	—	2

Energy	7,838	—	834	(1,687)	(6,944)	—	41

Financial	38,668	—	(6,906)	45,825	(77,587)	—	—

Technology	—	—	—	1,716	3,861	—	5,577

Total common stocks	$46,508	$—	$(6,072)	$32,932	$(67,748)	$—	$5,620

Corporate bonds and notes	$2,727	$—	$—	$—	$—	$(2,727)	$—

Mortgage-backed securities	145,068	—	—	—	—	(40,833)	104,235

Senior loans	172,050	3,611	(284,244)	192,283	(83,700)	—	—

Warrants	—	—	—	—	—	—	—

Totals:	$601,567	$3,611	$(325,359)	$226,807	$(162,856)	$(233,915)	$109,855

† Includes $(11,193) related to Level 3 securities still held at period end. Total change in unrealized appreciation/(depreciation) for securities (including Level 1 and Level 2) can be found in the Statement of operations.

Change in net
	Balance as of	Accrued		unrealized		Net transfers in	Balance as of
	December 31,	discounts/	Realized gain/	appreciation/	Net purchases/	and/or out of	December 31,
	2008 ††	premiums	(loss)	(depreciation) †	sales	Level 3	2009 ††

Other financial instruments:	$(114,216)	$—	$—	$12,343	$—	$—	$(101,873)

† Includes $12,343 related to Level 3 securities still held at period end. Total change in unrealized appreciation/(depreciation) for securities (including Level 1 and Level 2) can be found in the Statement of operations.

†† Includes amount payable under receivable purchase agreement.

The accompanying notes are an integral part of these financial statements.

Putnam VT Global Asset Allocation Fund 35

Statement of assets and liabilities
12/31/09

Assets

Investment in securities, at value, including $2,623,548
of securities on loan (Note 1):

Unaffiliated issuers (identified cost $230,447,722)	$240,728,065

Affiliated issuers (identified cost $36,987,318) (Note 6)	36,987,318

Foreign currency (cost $47,704) (Note 1)	49,663

Dividends, interest and other receivables	1,272,947

Receivable for shares of the fund sold	18,364

Receivable for investments sold	10,960,129

Receivable for sales of delayed delivery securities (Note 1)	15,860

Unrealized appreciation on swap contracts (Note 1)	4,306,236

Unrealized appreciation on forward currency contracts (Note 1)	1,791,523

Premium paid on swap contracts (Note 1)	1,923,207

Total assets	298,053,312

Liabilities

Payable to custodian (Note 2)	46,764

Payable for variation margin (Note 1)	300,296

Payable for investments purchased	16,801,641

Payable for purchases of delayed delivery securities (Note 1)	30,014,868

Payable for shares of the fund repurchased	28,543

Payable for compensation of Manager (Note 2)	418,447

Payable for investor servicing fees (Note 2)	5,446

Payable for custodian fees (Note 2)	71,992

Payable for Trustee compensation and expenses (Note 2)	108,671

Payable for administrative services (Note 2)	1,476

Payable for distribution fees (Note 2)	16,105

Unrealized depreciation on forward currency contracts (Note 1)	1,425,447

Payable for receivable purchase agreement (Note 2)	101,873

Interest payable (Note 2)	275,910

Written options outstanding, at value (premiums received
$4,463,974) (Notes 1 and 3)	4,081,786

Premium received on swap contracts (Note 1)	929,216

Unrealized depreciation on swap contracts (Note 1)	2,663,889

Collateral on securities loaned, at value (Note 1)	2,726,320

Collateral on certain derivative contracts, at value (Note 1)	1,057,781

Other accrued expenses	145,174

Total liabilities	61,221,645

Net assets	$236,831,667

Represented by

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$268,228,228

Undistributed net investment income (Note 1)	12,271,033

Accumulated net realized loss on investments and
foreign currency transactions (Note 1)	(57,179,899)

Net unrealized appreciation of investments and assets
and liabilities in foreign currencies	13,512,305

Total — Representing net assets applicable
to capital shares outstanding	$236,831,667

Computation of net asset value Class IA

Net Assets	$160,418,972

Number of shares outstanding	11,759,994

Net asset value, offering price and redemption price per share
(net assets divided by number of shares outstanding)	$13.64

Computation of net asset value Class IB

Net Assets	$76,412,695

Number of shares outstanding	5,570,520

Net asset value, offering price and redemption price per share
(net assets divided by number of shares outstanding)	$13.72

Statement of operations
Year ended 12/31/09

Investment income

Interest (including interest income of $60,330 from
investments in affiliated issuers) (Note 6)	$6,891,277

Dividends (net of foreign tax of $93,876)	2,468,839

Securities lending	35,905

Total investment income	9,396,021

Expenses

Compensation of Manager (Note 2)	1,453,131

Investor servicing fees (Note 2)	61,736

Custodian fees (Note 2)	201,615

Trustee compensation and expenses (Note 2)	25,731

Administrative services (Note 2)	17,271

Distribution fees — Class IB (Note 2)	160,947

Interest expense (Note 2)	275,910

Auditing	129,631

Other	105,366

Fees waived and reimbursed by Manager (Note 2)	(217,373)

Total expenses	2,213,965

Expense reduction (Note 2)	(23,281)

Net expenses	2,190,684

Net investment income	7,205,337

Net realized loss on investments (Notes 1 and 3)	(15,796,049)

Net realized loss on swap contracts (Note 1)	(6,159,696)

Net realized loss on futures contracts (Note 1)	(163,582)

Net realized loss on foreign currency transactions (Note 1)	(676,494)

Net realized gain on written options (Notes 1 and 3)	475,687

Net unrealized appreciation of assets and liabilities in
foreign currencies during the year	1,033,379

Net unrealized appreciation of investments, futures contracts, swap contracts, written options, receivable purchase agreement
and TBA sale commitments during the year	76,742,521

Net gain on investments	55,455,766

Net increase in net assets resulting from operations	$62,661,103

The accompanying notes are an integral part of these financial statements.

36 Putnam VT Global Asset Allocation Fund

Statement of changes in net assets

	Putnam VT
	Global Asset Allocation Fund
	Year ended	Year ended
	12/31/09	12/31/08

Increase (decrease) in net assets

Operations:

Net investment income	$7,205,337	$9,455,841

Net realized loss on investments and
foreign currency transactions	(22,320,134)	(12,185,258)

Net unrealized appreciation (depreciation)
of investments and assets and liabilities in
foreign currencies	77,775,900	(105,561,195)

Net increase (decrease) in net assets
resulting from operations	62,661,103	(108,290,612)

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class IA	(9,033,218)	(8,912,558)

Class IB	(3,733,648)	(3,115,088)

Decrease from capital share transactions
(Note 4)	(12,316,708)	(40,874,562)

Total increase (decrease) in net assets	37,577,529	(161,192,820)

Net assets:

Beginning of year	199,254,138	360,446,958

End of year (including undistributed net
investment income of $12,271,033 and
$12,515,509, respectively)	$236,831,667	$199,254,138

The accompanying notes are an integral part of these financial statements.

Putnam VT Global Asset Allocation Fund 37

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:				RATIOS AND SUPPLEMENTAL DATA:

Period ended	Net asset value, beginning of period	Net investment income (loss) a	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	Total distributions	Net asset value, end of period	Total return at net asset value (%)b,c	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%) b,d,e	Ratio of expenses to average net assets excluding interest expense(%)b,d,e	Ratio of net investment income (loss) to average net assets (%) d	Portfolio turnover (%) f

Putnam VT Global Asset Allocation Fund (Class IA)

12/31/09	$10.87	.41	3.12	3.53	(.76)	(.76)	$13.64	35.36	$160,419	.99 g	.86	3.55	177.81

12/31/08	16.90	.48	(5.91)	(5.43)	(.60)	(.60)	10.87	(33.16)	141,087.78		.78	3.31	155.03

12/31/07	16.50	.42	.10	.52	(.12)	(.12)	16.90	3.16	264,820.77		.77	2.49	106.99

12/31/06	15.03	.33	1.59	1.92	(.45)	(.45)	16.50	13.04	311,512.82		.82	2.15	76.62

12/31/05	14.22	.30 h	.71	1.01	(.20)	(.20)	15.03	7.20	330,872.90		.90	2.06 h	144.67

Putnam VT Global Asset Allocation Fund (Class IB)

12/31/09	$10.90	.39	3.15	3.54	(.72)	(.72)	$13.72	35.21	$76,413	1.24 g	1.11	3.28	177.81

12/31/08	16.94	.44	(5.92)	(5.48)	(.56)	(.56)	10.90	(33.32)	58,167	1.03	1.03	3.05	155.03

12/31/07	16.54	.38	.11	.49	(.09)	(.09)	16.94	2.94	95,626	1.02	1.02	2.23	106.99

12/31/06	15.06	.29	1.61	1.90	(.42)	(.42)	16.54	12.86	88,626	1.07	1.07	1.87	76.62

12/31/05	14.25	.26 h	.72	.98	(.17)	(.17)	15.06	6.97	66,485	1.15	1.15	1.80 h	144.67

a Per share net investment income (loss) has been determined on the basis of weighted average number of shares outstanding during the period.

b The charges and expenses at the insurance company separate account level are not reflected.

c Total return assumes dividend reinvestment.

d Includes amounts paid through expense offset arrangements and brokerage/service arrangements (Note 2).

e Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to December 31, 2009, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of average net assets

12/31/09	0.10%

12/31/08	0.15

12/31/07	0.08

12/31/06	0.10

12/31/05	0.01

f Portfolio turnover excludes dollar roll transactions.

g Includes interest accrued in connection with certain terminated derivatives contracts, which amounted to 0.13% of average net assets as of December 31, 2009 (Note 2).

h Reflects a non-recurring accrual related to Putnam Management’s settlement with the Securities and Exchange Commission (the “SEC”) regarding brokerage allocation practices, which amounted to less than $0.01 per share and 0.02% of average net assets for class IA and class IB shares for the year ended December 31, 2005.

The accompanying notes are an integral part of these financial statements.

38 Putnam VT Global Asset Allocation Fund

Notes to financial statements 12/31/09

Note 1 — Significant accounting policies

Putnam VT Global Asset Allocation Fund (the “fund”), is a diversified series of Putnam Variable Trust (the “Trust”), a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The fund seeks a high level of long-term total return consistent with preservation of capital by maintaining a managed asset allocation portfolio spread across domestic and international stock, bond and cash investments. The fund may invest a significant portion of their assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

The fund offers class IA and class IB shares of beneficial interest. Class IA shares are offered at net asset value and are not subject to a distribution fee. Class IB shares are offered at net asset value and pay an ongoing distribution fee, which is identified in Note 2.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued, February 12, 2010, have been evaluated in the preparation of the financial statements.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Market quotations are not considered to be readily available for certain debt obligations; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which considers such factors as security prices, yields, maturities and ratings). Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At December 31, 2009, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the “SEC”), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. These balances may be invested in issues of short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are recorded as income in the Statement of operations.

D) Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions

Putnam VT Global Asset Allocation Fund 39

and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns, owned or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost ofinvestments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average contract amount of approximately $34,700,000 on Purchased options contracts for the year ended December 31, 2009. See Note 3 for the volume of Written options contracts activity for the year ended December 31, 2009. The fund had an average contract amount of approximately 2,000 on Futures contracts for the year ended December 31, 2009.

G) Forward currency contracts The fund may buy and sell forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to protect against a decline in value relative to the U.S. dollar of the currencies in which its portfolio securities are denominated or quoted (or an increase in the value of a currency in which securities a fund intends to buy are denominated, when a fund holds cash reserves and short term investments), or for other investment purposes. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. Outstanding contracts on Forward currency contracts at the year ended December 31, 2009 are indicative of the volume of activity during the period.

H) Total return swap contracts The fund may enter into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount to help enhance the funds return and manage the fund’s exposure to credit risk. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. Outstanding notional on Total return swap contracts at the year ended December 31, 2009 are indicative of the volume of activity during the period.

I) Interest rate swap contracts The fund may enter into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the fund’s exposure to interest rates. An interest rate swap can be purchased or sold with an upfront premium. An upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. The fund’s maximum risk of loss from counterparty risk , is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $989,600,000 on Interest rate swap contracts for the year ended December 31, 2009.

J) Credit default contracts The fund may enter into credit default contracts to provide a measure of protection against risk of loss following a default, or other credit event in respect of issuers within an underlying index or a single issuer, or to gain credit exposure to an underlying index or issuer. In a credit default contract, the protection buyer typically makes an up front payment and a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. An upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund’s books. An upfront payment made by the fund, as the protection buyer, is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and market value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had

40 Putnam VT Global Asset Allocation Fund

purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount of the relevant credit default contract. Credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $39,500,000 on Credit default swap contracts for the year ended December 31, 2009.

K) Master agreements The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (“Master Agreements”) with certain counterparties that govern over the counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which can not be sold or repledged totaled $912,047 at December 31, 2009. Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At December 31, 2009, the fund had net liability position of $3,307,450 on derivative contracts subject to the Master Agreements. Collateral posted by the fund totaled $3,655,675.

L) TBA purchase commitments The fund may enter into “TBA” (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

M) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at the fair value of the underlying securities, generally according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

N) Dollar rolls To enhance returns, the fund may enter into dollar rolls (principally using TBAs) in which the fund sells securities for delivery in the current month and simultaneously contracts to purchase similar securities on a specified future date. During the period between the sale and subsequent purchase, the fund will not be entitled to receive income and principal payments on the securities sold. The fund will, however, retain the difference between the initial sales price and the forward price for the future purchase. The fund will also be able to earn interest on the cash proceeds that are received from the initial sale, on settlement date. The fund may be exposed to market or credit risk if the price of the security changes unfavorably or the counterparty fails to perform under the terms of the agreement.

O) Securities lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At December 31, 2009, the value of securities loaned amounted to $2,623,548. The fund received cash collateral of $2,726,320 which is pooled with collateral of other Putnam funds into 47 issues of short-term investments.

P) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (“ASC 740”). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service and state departments of revenue.

At December 31, 2009, the fund had a capital loss carryover of $52,108,051 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss
Fund name	carryover	Expiration date

Putnam VT Global Asset Allocation Fund	$2,641,315	12/31/10

	6,208,497	12/31/11

	16,462,296	12/31/16

	26,795,943	12/31/17

Q) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of losses on wash sale transactions, foreign currency gains and losses, unrealized and realized gains and losses on certain futures contracts, straddle less deferrals, income on swap contracts, interest only securities and unpaid interest expense. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or

Putnam VT Global Asset Allocation Fund 41

available capital loss carryovers) under income tax regulations. For the year ended December 31, 2009, the fund reclassified $5,317,053 to increase undistributed net investment income and $5,106 to decrease paid-in-capital, with an increase to accumulated net realized losses of $5,311,947.

The tax basis components of distributable earnings and the federal tax cost as of December 31, 2009 were as follows:

Unrealized appreciation	$ 23,343,976
Unrealized depreciation	(16,637,903)

Net unrealized appreciation	6,706,073
Undistributed ordinary income	13,211,089
Capital loss	(52,108,051)

Cost for federal income tax purposes	$271,009,310

R) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

S) Beneficial interest At December 31, 2009, insurance companies or their separate accounts were record owners of all but a de minimis number of the shares of the fund. Approximately 46.6% of the fund is owned by accounts of one group of insurance companies.

Note 2 — Management fee, administrative services and
other transactions

The fund paid Putnam Management for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates:

Fund name	Fee rate

Putnam VT Global Asset Allocation Fund	0.70% of the first $500 million of average
net assets,
0.60% of the next $500 million,
0.55% of the next $500 million,
0.50% of the next $5 billion,
0.475% of the next $5 billion,
0.455% of the next $5 billion,
0.44% of the next $5 billion,
and 0.43% thereafter.

Effective January 1, 2010, the fund will pay Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

Fund name	Fee rate

Putnam VT Global Asset Allocation Fund	0.750% of the first $5 billion of average
net assets,
0.700% of the next $5 billion,
0.650% of the next $10 billion,
0.600% of the next $10 billion,
0.550% of the next $50 billion,
0.530% of the next $50 billion,
0.520% of the next $100 billion,
and 0.515% thereafter.

Putnam Management had agreed to waive fees and reimburse expenses of the fund through July 31, 2009 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses for the fund’s Lipper peer group of funds underlying variable insurance products that have the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage/service arrangements that may reduce fund expenses. During the year ended December 31, 2009, the fund’s expenses were reduced by $217,303 as a result of this limit.

Effective August 1, 2009 through July 31, 2010, Putnam Management has also contractually agreed to reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis (or from August 1, 2009 through the fund’s next fiscal year end, as applicable), to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period (or since August 1, 2009, as applicable). During the year ended December 31, 2009, the fund’s expenses were reduced by $70 as a result of this limit.

Putnam Management has contractually agreed, from August 1, 2009 through July 31, 2010, to limit the management fee for the fund to an annual rate of 0.70% of the fund’s average net assets. During the year ended December 31, 2009, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (“PIL”), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (“PAC”), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

On September 15, 2008, the fund terminated its outstanding derivatives contracts with Lehman Brothers Special Financing, Inc. (“LBSF”) in connection with the bankruptcy filing of LBSF’s parent company, Lehman Brothers Holdings, Inc. On September 26, 2008, the fund entered into a receivable purchase agreement (“Agreement”) with another registered investment company (the “Seller”) managed by Putnam Management. Under the Agreement, the Seller sold to the fund the right to receive, in the aggregate, $443,188 in net payments from LBSF in connection with certain terminated derivatives transactions (the “Receivable”), in exchange for an initial payment plus (or minus) additional amounts based on the fund’s ultimate realized gain (or loss) with respect to the Receivable. The Receivable will be offset against the fund’s net payable to LBSF of $6,008,394 and is included in the Statement of assets and liabilities in Payable for investments purchased. Future payments under the Agreement are valued at fair value following procedures approved by the Trustees and are included in the Statement of assets and liabilities. All remaining payments under the Agreement will be recorded as realized gain or loss. The fund’s net payable to LBSF was calculated in accordance with the fund’s master contract with LBSF. The fund has accrued interest on the net payable, which is included in the Statement of operations in Interest expense. Putnam Management currently is in discussions with LBSF regarding resolution of amounts payable to LBSF. Amounts recorded are estimates and final payments may differ from these estimates by a material amount.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street Bank and Trust Company (“State Street”). Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provided investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.03% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the year ended December 31, 2009 are included in Investor servicing fees in the Statement of operations.

Under the custodian contract between the fund and State Street, the custodian bank has a lien on the securities of the fund to the extent permitted by the fund’s investment restrictions to cover any advances made by the custodian bank for the settlement of securities purchased by the fund. At December 31, 2009, the payable to the custodian bank represents the amount due for cash advanced for the settlement of securities purchased.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and

42 Putnam VT Global Asset Allocation Fund

State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the year ended December 31, 2009, the fund’s expenses were reduced by $999 under the expense offset arrangements and by $22,282 under the brokerage/servicearrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $170, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the “Plan”) with respect to its class IB shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to the fund’s class IB shares. The Trustees have approved payment by the fund at an annual rate of 0.25% of the average net assets attributable to the fund’s class IB shares.

Note 3 — Purchases and sales of securities

During the year ended December 31, 2009, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $316,089,396 and $340,330,934, respectively. There were no purchases or sales of U.S. government securities.

Written option transactions during the year ended December 31, 2009 are summarized as follows:

			Written options
		Currency	outstanding					Written options
		of contract	at beginning of	Options	Options	Options	Options	outstanding
Fund name		amounts	year	opened	exercised	expired	closed	at end of year

Putnam VT Global Asset Allocation Fund	Contract amounts	USD	53,806,000	41,192,705	(6,259,517)	(6,209,139)	(49,049)	82,481,000

	Contract amounts	EUR	—	4,786,918	—	(6,455)	(4,780,463)	—

			53,806,000	45,979,623	(6,259,517)	(6,215,594)	(4,829,512)	82,481,000

	Premiums received		$2,406,330	$2,917,330	$(332,990)	$(328,207)	$(198,489)	$4,463,974

	Premiums received		$—	$219,338	$—	$(8,066)	$(211,272)	$—

			$2,406,330	$3,136,668	$(332,990)	$(336,273)	$(409,761)	$4,463,974

Note 4 — Capital shares

At December 31, 2009, there was an unlimited number of shares of beneficial interest authorized. Subscriptions and redemptions are presented at the omnibus level. Transactions in capital shares were as follows:

	Class IA shares				Class IB shares
	Year ended 12/31/09		Year ended 12/31/08		Year ended 12/31/09		Year ended 12/31/08

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Putnam VT Global Asset Allocation Fund

Shares sold	385,207	$4,712,541	178,572	$2,646,125	785,789	$9,340,719	915,053	$13,503,848

Shares issued in connection with
reinvestment of distributions	937,056	9,033,218	584,047	8,912,558	384,516	3,733,648	203,202	3,115,088

Subtotal	1,322,263	13,745,759	762,619	11,558,683	1,170,305	13,074,367	1,118,255	16,618,936

Shares repurchased	(2,544,362)	(28,531,713)	(3,452,598)	(48,547,758)	(934,591)	(10,605,121)	(1,429,897)	(20,504,423)

Net increase (decrease)	(1,222,099)	$(14,785,954)	(2,689,979)	$(36,989,075)	235,714	$2,469,246	(311,642)	$(3,885,487)

Putnam VT Global Asset Allocation Fund 43

Note 5 — Summary of derivative activity

The following is a summary of the market values of derivative instruments as of December 31, 2009:

	Asset derivatives 12/31/09			Liability derivatives 12/31/09

Derivatives not accounted
	for as hedging instruments	Statement of assets and		Statement of assets and
Fund name	under ASC 815	liabilities location	Market value	liabilities location	Market value

Putnam VT Global Asset Allocation Fund	Credit contracts	Receivables	$900,888	Payables	$746,295

	Foreign exchange contracts	Receivables	1,791,523	Payables	1,425,447

	Equity contracts	Investments, Receivables,		Payables, Net assets —
		Net assets — Unrealized		Unrealized appreciation/
		appreciation/(depreciation)	1,555,925*	(depreciation)	999,077*

	Interest rate contracts	Investments, Receivables,		Payables, Net assets —
		Net assets — Unrealized		Unrealized appreciation/
		appreciation/(depreciation)	5,060,078*	(depreciation)	6,395,113*

	Total		$9,308,414		$9,565,932

* Includes cumulative appreciation/depreciation of futures contracts as reported in The fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized gains or losses of derivative instruments on the Statement of operations for the year ended December 31, 2009 (see Note 1):

	Derivatives not accounted
	for as hedging instruments			Forward currency
Fund name	under ASC 815	Options	Futures	contracts	Swaps	Total

Putnam VT Global Asset Allocation Fund	Credit contracts	$—	$—	$—	$(3,883,170)	$(3,883,170)

	Foreign exchange contracts	—	—	(587,445)	—	(587,445)

	Equity contracts	210,129	1,885,374	—	4,766,788	6,862,291

	Interest rate contracts	(698,168)	(2,048,956)	—	(7,043,314)	(9,790,438)

	Total	$(488,039)	$(163,582)	$(587,445)	$(6,159,696)	$(7,398,762)

The following is a summary of change in unrealized gains or losses of derivative instruments on the Statement of operations for the year ended December 31, 2009 (see Note 1):

	Derivatives not accounted
	for as hedging instruments			Forward currency
Fund name	under ASC 815	Options	Futures	contracts	Swaps	Total

Putnam VT Global Asset Allocation Fund	Credit contracts	$—	$—	$—	$810,560	$810,560

	Foreign exchange contracts	—	—	1,024,897	—	1,024,897

	Equity contracts	—	363,075	—	(584,462)	(221,387)

	Interest rate contracts	(1,435,246)	165,676	—	15,599,698	14,330,128

	Total	$(1,435,246)	$528,751	$1,024,897	$15,825,796	$15,944,198

Note 6 — Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $60,330 for the year ended December 31, 2009. During the year ended December 31, 2009, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $183,574,964 and $146,587,646, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7 — Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8 — Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 9 — Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

44 Putnam VT Global Asset Allocation Fund

Federal tax information (Unaudited)

The fund designated 10.43% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

Shareholder Meeting Results (Unaudited)

November 19, 2009 meeting

At the meeting, each of the nominees for Trustee was elected, with all funds of the Trust voting together as single class, as follows:

	Votes for	Votes withheld

Ravi Akhoury	1,009,155,699	38,985,923

James A. Baxter	1,010,524,775	37,616,847

Charles B. Curtis	1,009,780,801	38,360,821

Robert J. Darretta	1,008,964,959	39,176,663

Myra R. Drucker	1,008,998,125	39,143,497

John A. Hill	1,009,946,107	38,195,515

Paul L. Joskow	1,010,640,504	37,501,118

Elizabeth T. Kennan	1,007,860,420	40,281,202

Kenneth R. Leibler	1,010,429,752	37,711,870

Robert E. Patterson	1,010,419,715	37,721,907

George Putnam, III	1,009,420,679	38,720,943

Robert L. Reynolds	1,010,644,489	37,497,133

W. Thomas Stephens	1,010,444,518	37,697,104

Richard B. Worley	1,010,252,241	37,889,381

A proposal to approve a new management contract between the fund and Putnam Management was approved as follows:

Fund name	Votes for	Votes against	Abstentions	Broker non-votes

Putnam VT Global Asset Allocation Fund	16,464,027	585,463	587,891	—

A proposal to amend the fundamental investment restrictions with respect to investments in commodities was approved as follows:

Fund name	Votes for	Votes against	Abstentions	Broker non-votes

Putnam VT Global Asset Allocation Fund	16,374,506	691,108	571,767	—

Putnam VT Global Asset Allocation Fund 45

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of the funds in Putnam Variable Trust and, as required by law, determines annually for each fund whether to approve the continuance of the management contract with Putnam Investment Management (“Putnam Management”), and with respect to certain funds in Putnam Variable Trust, the sub-management contract between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, Putnam Advisory Company (“PAC”).

In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2009, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. At the Trustees’ June 12, 2009 meeting, the Contract Committee recommended, and the Independent Trustees approved, the continuance of the funds’ management contract — and with respect to certain funds in Putnam Variable Trust, the sub-management and sub-advisory contracts — effective July 1, 2009. In addition, with respect to those funds in Putnam Variable Trust for which PIL did not then serve as a sub-manager under the sub-management contract between Putnam Management and PIL, at the Trustees’ September 11, 2009 meeting, the Contract Committee recommended, and the Independent Trustees approved, a sub-management contract between Putnam Management and PIL, to be effective April 30, 2010. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL or PAC, the Trustees have not evaluated PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That such fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current assetlevels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees, were subject to the continued application of certain expense reductions and waivers pending other considerations noted below, and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for the funds in Putnam Variable Trust and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Consideration of strategic pricing proposal

The Trustees considered that the Contract Committee had been engaged in a detailed review of Putnam Management’s strategic pricing proposal that was first presented to the Committee at its May 2009 meeting. The proposal included proposed changes to the basic structure of the management fees in place for all open-end funds (except the Putnam RetirementReady® Funds and Putnam Money Market Liquidity Fund), including implementation of a breakpoint structure based on the aggregate net assets of all such funds in lieu of the individual breakpoint structures in place for each fund, as well as implementation of performance fees for certain funds. In addition, the proposal recommended substituting separate expense limitations on investor servicing fees and on other expenses as a group in lieu of the total expense limitations in place for many funds.

While the Contract Committee noted the likelihood that the Trustees and Putnam Management would reach agreement on the strategic pricing matters in later months, the terms of the management contracts required that the Trustees approve the continuance of the contracts in order to prevent their expiration at June 30, 2009. The Contract Committee’s recommendations in June reflect its conclusion that the terms of the contractual arrangements for each fund continued to be appropriate for the upcoming term, absent any possible agreement with respect to the matters addressed in Putnam Management’s proposal.

The Trustees were mindful of the significant changes that had occurred at Putnam Management in the past two years, including a change of ownership, the installation of a new senior management team at Putnam Management, the substantial decline in assets under management resulting from extraordinary market forces as well as continued net redemptions in many funds, the introduction of new fund products representing novel investment strategies and the introduction of performance fees for certain new funds. The Trustees were also mindful that many other leading firms in the industry had also been experiencing significant challenges due to the changing financial and competitive environment. For these reasons, even though the Trustees believed that the current contractual arrangements in place between the funds and Putnam Management and its affiliates have served shareholders well and continued to be appropriate for the near term, the Trustees believed that it was an appropriate time to reconsider the current structure of the funds’ contractual arrangements with Putnam Management with a view to possible changes that might better serve the interests of shareholders in this new environment. The Trustees concluded their review of Putnam Management’s strategic pricing proposal in July 2009, and their considerations regarding the proposal are discussed below under the heading “Subsequent approval of strategic pricing proposal.” With the exception of the discussion under this heading, the following discussion generally addresses only the Trustees’ reasons for recommending the continuance of the current

46 Putnam VT Global Asset Allocation Fund

contractual arrangements (and, with respect to certain funds in Putnam Variable Trust, the new sub-management contract between Putnam Management and PIL, which the Trustees evaluated in large part based on their review of contractual arrangements in June 2009) as, at the time the Trustees determined to make this recommendation, the Trustees had not yet reached any conclusions with respect to the strategic pricing proposal.

Management fee schedules and categories;
total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. The general fee structure has been carefully developed over the years and re-examined on many occasions and adjusted where appropriate. In this regard, the Trustees noted that shareholders of all funds voted by overwhelming majorities in 2007 to approve new management contracts containing identical fee schedules.

In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of the funds in Putnam Variable Trust at that time but, as indicated above, based on their detailed review of the current fee structure, were prepared to consider possible changes to these arrangements that might better serve the interests of shareholders in the future. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., each fund ranked in the following percentiles in management fees and total expenses (less any applicable 12b-1 fees and excluding charges and expenses at the insurance company separate account level) as of December 31, 2008 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds).

	Actual	Total
	management fee	expenses
	(percentile)	(percentile)

Putnam VT American Government Income Fund	19th	56th

Putnam VT Capital Opportunities Fund	3rd	52nd

Putnam VT Diversified Income Fund	21st	50th

Putnam VT Equity Income Fund	22nd	22nd

Putnam VT The George Putnam Fund of Boston	58th	46th

Putnam VT Global Asset Allocation Fund	48th	48th

Putnam VT Global Equity Fund	32nd	37th

Putnam VT Global Health Care Fund	25th	6th

Putnam VT Global Utilities Fund	50th	38th

Putnam VT Growth and Income Fund	7th	3rd

Putnam VT Growth Opportunities Fund	1st	21st

Putnam VT High Yield Fund	52nd	28th

Putnam VT Income Fund	39th	36th

Putnam VT International Equity Fund	41st	34th

Putnam VT International Growth and Income Fund	34th	17th

Putnam VT International New Opportunities Fund	72nd	66th

Putnam VT Investors Fund	38th	38th

	Actual	Total
	management fee	expenses
	(percentile)	(percentile)

Putnam VT Mid Cap Value Fund	11th	44th

Putnam VT Money Market Fund	38th	48th

Putnam VT New Opportunities Fund	33rd	25th

Putnam VT Research Fund	14th	45th

Putnam VT Small Cap Value Fund	48th	55th

Putnam VT Vista Fund	14th	24th

Putnam VT Voyager Fund	34th	41st

The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints. The Trustees expressed their intention to monitor the funds’ percentile rankings in management fees and in total expenses to ensure that fees and expenses of the funds continue to meet evolving competitivestandards.

The Trustees noted that the expense ratio increases described above were being controlled by expense limitations initially implemented in January 2004. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception and, while the Contract Committee was reviewing proposed alternative expense limitation arrangements as noted above, the Trustees received a commitment from Putnam Management and its parent company to continue this program through at least June 30, 2010, or such earlier time as the Trustees and Putnam Management reach agreement on alternative arrangements.

In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to extend for the twelve months beginning July 1, 2009, or until such earlier time as the Trustees and Putnam Management reach agreement on alternative expense limitation arrangements, an additional expense limitation for certain funds at an amount equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper to correspond to the size of the fund. This additional expense limitation is applicable to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the custom peer group data for the period ended December 31, 2007. All of the funds in Putnam Variable Trust had below average expense ratios relative to their custom peer groups and, therefore, were not subject to this additional expense limitation.

• Economies of scale. The funds in Putnam Variable Trust currently have the benefit of breakpoints in their management fees that provide shareholders with significant economies of scale, which means that the effective management fee rate of a fund (as a percentage of fund assets) declines as the fund grows in size and crosses specified asset thresholds. Conversely, as a fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the

Putnam VT Global Asset Allocation Fund 47

fee schedules in effect for the funds in Putnam Variable Trust represented an appropriate sharing of economies of scale at that time but, as noted above, were in the process of reviewing a proposal to eliminate individual fund breakpoints for all of the open-end funds (except for the Putnam RetirementReady® Funds and Putnam Money Market Liquidity Fund) in favor of a breakpoint structure based on the aggregate net assets of all such funds.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ management contracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under Putnam Variable Trust’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Oversight Coordinating Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Trustees noted the disappointing investment performance of many of the funds for periods ended March 31, 2009. They discussed with senior management of Putnam Management the factors contributing to such underperformance and the actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has taken steps to strengthen its investment personnel and processes to address areas of underperformance, including Putnam Management’s continuing efforts to strengthen the equity research function, recent changes in portfolio managers including increased accountability of individual managers rather than teams, recent changes in Putnam Management’s approach to incentive compensation, including emphasis in top quartile performance over a rolling three-year period, and the recent arrival of a new chief investment officer. The Trustees also recognized the substantial improvement in performance of many funds since the implementation of those changes. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of the funds in Putnam Variable Trust, the Trustees considered that each fund’s class IA share cumulative total return performance at net asset value was in particular percentiles of its Lipper Inc. peer group for the one-year, three-year and five-year periods ended March 31, 2009. This information is shown in the following table. (Results do not reflect charges and expenses at the insurance company separate account level.) Where applicable, the table also shows the number of funds in the peer groups for the respective periods; this number is indicated in parentheses following the percentile. Note that the first percentile denotes the best-performing funds and the 100th percentile denotes the worst-performing funds. Past performance is not a guarantee of future returns.

	One-year	Three-year	Five-year
	period	period	period
	percentile	percentile	percentile
	(# of funds	(# of funds	(# of funds
IA Share as of 3/31/09	in category)	in category)	in category)

Putnam VT American Government
Income Fund	52nd (71)	32nd (62)	68th (55)

Lipper VP (Underlying Funds) — General U.S. Government Funds

Putnam VT Capital Opportunities Fund	32nd (140)	65th (116)	43rd (96)

Lipper VP (Underlying Funds) — Small-Cap Core Funds

Putnam VT Diversified Income Fund	99th (61)	99th (51)	96th (41)

Lipper VP (Underlying Funds) — General Bond Funds

Putnam VT Equity Income Fund	6th (72)	17th (64)	20th (55)

Lipper VP (Underlying Funds) — Equity Income Funds

Putnam VT The George Putnam Fund
of Boston	95th (195)	95th (164)	94th (94)

Lipper VP (Underlying Funds) — Balanced Funds

Putnam VT Global Asset Allocation Fund	53rd (214)	67th (150)	69th (94)

Lipper VP (Underlying Funds) — Mixed-Asset Target Allocation Growth Funds

Putnam VT Global Equity Fund	87th (50)	77th (33)	80th (28)

Lipper VP (Underlying Funds) — Global Core Funds

Putnam VT Global Health Care Fund	11th (36)	30th (33)	38th (28)

Lipper VP (Underlying Funds) — Health/Biotechnology Funds

Putnam VT Global Utilities Fund	25th (32)	42nd (30)	58th (25)

Lipper VP (Underlying Funds) — Utility Funds

Putnam VT Growth and Income Fund	35th (125)	82nd (111)	77th (97)

Lipper VP (Underlying Funds) — Large-Cap Value Funds

Putnam VT Growth Opportunities Fund	12th (238)	47th (211)	74th (193)

Lipper VP (Underlying Funds) — Large-Cap Growth Funds

Putnam VT High Yield Fund	54th (114)	45th (104)	36th (84)

Lipper VP (Underlying Funds) — High Current Yield Funds

Putnam VT Income Fund	90th (39)	88th (38)	87th (37)

Lipper VP (Underlying Funds) — Corporate Debt Funds A—Rated

Putnam VT International Equity Fund	77th (117)	69th (99)	79th (92)

Lipper VP (Underlying Funds) — International Core Funds

Putnam VT International Value Fund	75th (69)	74th (62)	72nd (55)

Lipper VP (Underlying Funds) — International Value Funds

Putnam VT International Growth Fund	24th (83)	31st (64)	41st (48)

Lipper VP (Underlying Funds) — International Growth Funds

Putnam VT Investors Fund	26th (242)	88th (217)	82nd (189)

Lipper VP (Underlying Funds) — Large-Cap Core Funds

Putnam VT Mid Cap Value Fund	74th (87)	75th (73)	59th (59)

Lipper VP (Underlying Funds) — Mid-Cap Value Funds

Putnam VT Money Market Fund	13th (108)	15th (106)	15th (102)

48 Putnam VT Global Asset Allocation Fund

	One-year	Three-year	Five-year
	period	period	period
	percentile	percentile	percentile
	(# of funds	(# of funds	(# of funds
IA Share as of 3/31/09	in category)	in category)	in category)

Lipper VP (Underlying Funds) — Money Market Funds

Putnam VT New Opportunities Fund	18th (145)	60th (124)	60th (100)

Lipper VP (Underlying Funds) — Multi-Cap Growth Funds

Putnam VT Research Fund	19th (242)	73rd (217)	82nd (189)

Lipper VP (Underlying Funds) — Large-Cap Core Funds

Putnam VT Small Cap Value Fund	86th (63)	93rd (53)	96th (43)

Lipper VP (Underlying Funds) — Small-Cap Value Funds

Putnam VT Vista Fund	85th (143)	94th (128)	87th (113)

Lipper VP (Underlying Funds) — Mid-Cap Growth Funds

Putnam VT Voyager Fund	1st (238)	41st (211)	65th (193)

Lipper VP (Underlying Funds) — Large-Cap Growth Funds

The Trustees noted the disappointing performance for certain of the funds in Putnam Variable Trust, as well as certain circumstances that may have contributed to that performance and the actions taken by Putnam Management to address these funds’ performance, as detailed below. The Trustees also considered the four broad initiatives that Putnam Management has implemented to improve its investment approach, to reduce the likelihood of fourth quartile results, and to deliver on its long-term investment goals. Specifically, Putnam Management has:

1. Increased accountability and reduced complexity in the portfolio management process for the Putnam equity funds by replacing a team management structure with a decision-making process that vests full authority and responsibility with individual portfoliomanagers;

2. Clarified Putnam Management’s investment process by affirming a fundamental-driven approach to investing, with quantitative analysis providing additional input for investment decisions;

3. Strengthened Putnam Management’s large-cap equity research capability by adding multiple new investment personnel to the team and by bringing U.S. and international research under common leadership; and

4. Realigned compensation structure for portfolio managers and research analysts so that only those who achieve top-quartile returns over a rolling three-year basis are eligible for full bonuses.

U.S. Large Cap Equity Funds

Putnam VT Growth and Income Fund — The Trustees noted the disappointing performance for your fund for the three-year and five-year periods ended March 31, 2009. In this regard, in addition to initiatives 1 through 4 described above, the Trustees considered that in November 2008, a new portfolio manager took over sole responsibility for managing the fund’s investments. The Trustees also noted the fund’s improved performance over the one-year period ended March 31, 2009.

Putnam VT The George Putnam Fund of Boston — The Trustees noted the disappointing performance for your fund for the one-year, three-year and five-year periods ended March 31, 2009. In this regard, in addition to initiatives 1 through 4 described above, the Trustees considered that in November 2008, a new portfolio manager was added to the fund’s management team. The Trustees also noted the fund’s improved year-to-date performance as of March 31, 2009.

Putnam VT Investors Fund — The Trustees noted the disappointing performance for your fund for the three-year and five-year periods ended March 31, 2009. In this regard, in addition to initiatives 1 through 4 described above, the Trustees considered various changes made to the fund’s portfolio team since July 2008, resulting in the fund being managed by a sole portfolio manager as of March 2009. The Trustees also noted the fund’s improved performance over the one-year period ended March 31, 2009.

Putnam VT Research Fund — The Trustees noted the disappointing performance for your fund for the five-year period ended March 31, 2009. In this regard, in addition to initiatives 1 through 4 described above, the Trustees considered various changes made to the fund’s portfolio team since April 2008, resulting in the fund being managed by a sole portfolio manager as of February 2009. The Trustees also noted the fund’s improved performance over the one-year period ended March 31, 2009.

Taxable Fixed Income Funds

Putnam VT Income Fund — The Trustees noted the disappointing performance for your fund for the one-year, three-year and five-year periods ended March 31, 2009. The Trustees considered Putnam Management’s belief that significant volatility and illiquidity in the taxable fixed-income markets contributed to the fund’s relative underperformance during these periods. In addition, the Trustees considered Putnam Management’s decision to implement initiative 4 described above. The Trustees also considered Putnam Management’s continued belief that the fund’s investment strategy and process are designed to produce attractive relative performance over longer periods, and noted subsequent improvements in the fund’s recent year-to-date performance as of March 31, 2009 as the markets began to show signs of stabilizing.

Putnam VT Diversified Income Fund — The Trustees noted the disappointing performance for your fund for the one-year, three-year and five-year periods ended March 31, 2009. The Trustees considered Putnam Management’s belief that significant volatility and illiquidity in the taxable fixed-income markets contributed to the fund’s relative underperformance during these periods. In addition, the Trustees considered Putnam Management’s decision to implement initiative 4 described above. The Trustees also considered Putnam Management’s continued belief that the fund’s investment strategy and process are designed to produce attractive relative performance over longer periods, and noted subsequent improvements in the fund’s recent year-to-date performance as of March 31, 2009 as the markets began to show signs of stabilizing.

International/Global Large Cap Equity Funds

Putnam VT Global Equity Fund — The Trustees noted the disappointing performance for your fund for the one-year, three-year and five-year periods ended March 31, 2009. In this regard, in addition to initiatives 1 through 4 described above, the Trustees considered that in November 2008, an existing portfolio manager took over sole responsibility for managing the fund’s investments.

Putnam VT International Equity Fund — The Trustees noted the disappointing performance for your fund for the one-year and five-year periods ended March 31, 2009. In this regard, in addition to initiatives 1 through 4 described above, the Trustees considered that in November 2008, an existing portfolio manager took over sole responsibility for managing the fund’s investments.

Putnam VT Global Asset Allocation Fund 49

Putnam Small & Mid-Cap Equity Funds

VT Small Cap Value Fund — The Trustees noted the disappointing performance for your fund for the one-year, three-year and five-year periods ended March 31, 2009. In this regard, in addition to initiatives 1, 2 and 4 described above, the Trustees considered the return of a prior portfolio manager to co-manage the fund’s investments with its existing portfolio manager.

Putnam VT Vista Fund — The Trustees noted the disappointing performance for your fund for the one-year, three-year and five-year periods ended March 31, 2009. In this regard, in addition to initiatives 1, 2 and 4 described above, the Trustees considered that in November 2008, an existing portfolio manager took over sole responsibility for managing the fund’s investments.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with Putnam Variable Trust. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees considered a change made, at Putnam Management’s request, to the Putnam funds’ brokerage allocation policy commencing in 2009, which increased the permitted soft dollar allocation to third-party services over what had been authorized in previous years. The Trustees noted that a portion of available soft dollars continue to be allocated to the payment of fund expenses, although the amount allocated for this purpose has declined in recent years. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage and trends in industry practice to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

The Trustees’ annual review of Putnam Variable Trust’s management contract also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the investor servicing agreement with Putnam Investor Services, Inc., each of which provides benefits to affiliates of Putnam Management.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparisons of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across different asset classes are typically higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by the funds in Putnam Variable Trust are reasonable.

Subsequent approval of strategic pricing proposal

As mentioned above, at a series of meetings beginning in May 2009 and ending on July 10, 2009, the Contract Committee and the Trustees engaged in a detailed review of Putnam Management’s strategic pricing proposal. Following this review, the Trustees of each fund, including all of the Independent Trustees, voted unanimously on July10, 2009 to approve proposed management contracts reflecting the proposal, as modified based on discussions between the Independent Trustees and Putnam Management, for each fund. In considering the proposed contracts, the Independent Trustees focused largely on the specific proposed changes described below relating to management fees. They also took into account the factors that they considered in connection with their most recent annual approval on June 12, 2009 of the continuance of the funds’ current management contracts and the extensive materials that they had reviewed in connection with that approval process, as described above.

At a meeting held on November 19, 2009, shareholders approved the proposed management contract for the funds in Putnam Variable Trust. The new management contract was implemented on January 1, 2010.

• Considerations relating to Fund Family fee rate calculations. The Independent Trustees considered that the proposed management contracts would change the manner in which fund shareholders share in potential economies of scale associated with the management of the funds. Under the current management contracts, shareholders of a fund (other than Putnam Money Market Liquidity Fund and the Putnam RetirementReady® Funds) benefit from increased fund size through reductions in the effective management fee paid to Putnam Management once the fund’s net assets exceed the first breakpoint in the fund’s fee schedule ($500 million for most funds). Conversely, in the case of funds with net assets above the level of the first breakpoint, the effective management fee increases as the fund’s average net assets decline below a breakpoint. These breakpoints are measured solely by the net assets of each individual fund and are not affected by possible growth (or decline) of net assets of other funds in the Fund Family. (“Fund Family” for purposes of this discussion refers to all open-end mutual funds sponsored by Putnam Management, except for the Putnam RetirementReady® Funds and Putnam Money Market Liquidity Fund.) Under the proposed management contracts, potential economies of scale would be shared ratably among shareholders of all funds, regardless of their size. The management fees paid by a

50 Putnam VT Global Asset Allocation Fund

fund (and indirectly by shareholders) would no longer be affected by the growth (or decline) of assets of the particular fund, but rather would be affected solely by the growth (or decline) of the aggregate net assets of all funds in the Fund Family, regardless of whether the net assets of the particular fund are growing or declining.

The table below shows the proposed effective management fee rate for each of the funds in Putnam Variable Trust, based on June 30, 2009 net assets of the Fund Family ($52.3 billion). This table also shows the effective management fee rate payable by each affected fund under its current management contract, based on the net assets of each individual fund as of June 30, 2009. Finally, this table shows the difference in the effective management fees, based on net assets as of June 30, 2009, between the proposed management contract and the current contract.

	Proposed	Current
	Effective	Effective
	Contractual	Contractual
Name of Fund	Rate	Rate	Difference

Putnam VT American Government
Income Fund	0.412%	0.650%	(0.238%)

Putnam VT Capital Opportunities Fund	0.642%	0.650%	(0.008%)

Putnam VT Diversified Income Fund	0.562%	0.700%	(0.138%)

Putnam VT Equity Income Fund	0.492%	0.650%	(0.158%)

Putnam VT The George Putnam Fund
of Boston	0.542%	0.650%	(0.108%)

Putnam VT Global Asset Allocation Fund	0.612%	0.700%	(0.088%)

Putnam VT Global Equity Fund	0.712%	0.800%	(0.088%)

Putnam VT Global Health Care Fund	0.642%	0.700%	(0.058%)

Putnam VT Global Utilities Fund	0.642%	0.700%	(0.058%)

Putnam VT Growth and Income Fund	0.492%	0.577%	(0.085%)

Putnam VT Growth Opportunities Fund	0.572%	0.700%	(0.128%)

Putnam VT High Yield Fund	0.582%	0.700%	(0.118%)

Putnam VT Income Fund	0.412%	0.650%	(0.238%)

Putnam VT International Equity Fund	0.712%	0.792%	(0.080%)

Putnam VT International Growth and
Income Fund	0.712%	0.800%	(0.088%)

Putnam VT International New
Opportunities Fund	0.942%	1.000%	(0.058%)

Putnam VT Investors Fund	0.572%	0.650%	(0.078%)

Putnam VT Mid Cap Value Fund	0.602%	0.700%	(0.098%)

Putnam VT Money Market Fund	0.302%	0.450%	(0.148%)

Putnam VT New Opportunities Fund	0.572%	0.697%	(0.125%)

Putnam VT Research Fund	0.572%	0.650%	(0.078%)

Putnam VT Small Cap Value Fund	0.642%	0.800%	(0.158%)

Putnam VT Vista Fund	0.602%	0.650%	(0.048%)

Putnam VT Voyager Fund	0.572%	0.659%	(0.086%)

As shown in the foregoing table, based on June 30, 2009 net asset levels, the proposed management contract would provide for payment of a management fee rate that is lower for all of the funds in Putnam Variable Trust, and in many cases materially lower, than the management fee rate payable under the current management contract. For a small number of funds (although none of the funds in Putnam Variable Trust), the management fee rate would be slightly higher under the proposed contract at these asset levels, but by only immaterial amounts. In the aggregate, the financial impact on Putnam Management of implementing this proposed change for all funds at June 30, 2009 net asset levels is a reduction in annual management fee revenue of approximately $24.0 million. (Putnam Management has already incurred a significant portion of this revenue reduction through the waiver of a portion of its current management fees for certain funds pending shareholder consideration of the proposed management contracts. Putnam is not obliged to continue such waivers beyond July 31, 2010 in the event that the proposed contracts are not approved by shareholders.) The Independent Trustees carefully considered the implications of this proposed change under a variety of economic circumstances. They considered the fact that at current asset levels the management fees paid by the funds under the proposed contract would be lower for almost all funds, and would not be materially higher for any fund. They considered the possibility that under some circumstances, the current management contract could result in a lower fee for a particular fund than the proposed management contract. Such circumstances might occur, for example, if the aggregate net assets of the Fund Family remain largely unchanged and the net assets of an individual fund grew substantially, or if the net assets of an individual fund remain largely unchanged and the aggregate net assets of the Fund Family declined substantially.

The Independent Trustees noted that future changes in the net assets of individual funds are inherently unpredictable and that experience has shown that funds often grow in size and decline in size over time depending on market conditions and the changing popularity of particular investment styles and asset classes. They noted that, while the aggregate net assets of the Fund Family have changed substantially over time, basing a management fee on the aggregate level of assets of the Fund Family would likely reduce fluctuations in costs paid by individual funds and lead to greater stability and predictability of fund operating costs over time.

The Independent Trustees considered that the proposed management contract would likely be advantageous for newly organized funds that have yet to attract significant assets and for funds in specialty asset classes that are unlikely to grow to a significant size. In each case, such funds would participate in the benefits of scale made possible by the aggregate size of the Fund Family to an extent that would not be possible based solely on their individual size.

The Independent Trustees also considered that for funds that have achieved or are likely to achieve considerable scale on their own, the proposed management contract could result in sharing of economies which might lead to slightly higher costs under some circumstances, but they noted that any such increases are immaterial at current asset levels and that over time such funds are likely to realize offsetting benefits from their opportunity to participate, both through the exchange privilege and through the Fund Family breakpoint fee structure, in the improved growth prospects of a diversified Fund Family able to offer competitively priced products.

The Independent Trustees noted that the implementation of the proposed management contracts would result in a reduction in aggregate fee revenues for Putnam Management at current asset levels. They also noted that applying various projections of growth equally to the aggregate net assets of the Fund Family and to the net assets of individual funds also showed revenue reductions for Putnam Management. They recognized, however, the possibility that under some scenarios Putnam Management might realize greater future revenues, with respect to certain funds, under the proposed contracts than under the current contracts, but considered such circumstances to be both less likely and inherently unpredictable.

The Independent Trustees considered the extent to which Putnam Management may realize economies of scale in connection with the

Putnam VT Global Asset Allocation Fund 51

management of the funds. In this regard, they considered the possibility that such economies of scale as may exist in the management of mutual funds may be associated more closely with the size of the aggregate assets of the mutual fund complex than with the size of any individual fund. In this regard the Independent Trustees considered the financial information provided to them by Putnam Management over a period of many years regarding the allocation of costs involved in calculating the profitability of its mutual fund business as a whole and the profitability of individual funds. The Independent Trustees noted that the methodologies for such cost allocations had been reviewed on a number of occasions in the past by independent financial consultants engaged by the Independent Trustees. The Independent Trustees noted that these methodologies support Putnam Management’s assertion that many of its operating costs and any associated economies of scale are related more to the aggregate net assets under management in various sectors of its business than to the size of individual funds. They noted that on a number of occasions in the past the Independent Trustees had separately considered the possibility of calculating management fees in whole or in part based on aggregate net assets of the Putnam funds.

The Independent Trustees considered the fact that the proposed contracts would result in a sharing among the affected funds of economies of scale that for the most part are now enjoyed by the larger funds, without materially increasing the current costs of any of the larger funds. They concluded that this sharing of economies among funds was appropriate in light of the diverse investment opportunities available to shareholders of all funds through the existence of the exchange privilege. They also considered that the proposed change in management fee structure would allow Putnam Management to introduce new investment products at more attractive pricing levels than may be currently be the case.

After considering all of the foregoing, the Independent Trustees concluded that the proposed calculation of management fees based on the aggregate net assets of the Fund Family represented a fair and reasonable means of sharing possible economies of scale among the shareholders of all funds.

• Considerations relating to addition of fee rate adjustments based on investment performance for certain funds. The Independent Trustees considered that Putnam’s proposal to add fee rate adjustments based on investment performance to the management contracts of certain funds reflected a desire by Putnam Management to align its fee revenues more closely with investment performance in the case of certain funds. They noted that Putnam Management already has a significant financial interest in achieving good performance results for the funds it manages. Putnam Management’s fees are based on the assets under its management (whether calculated on an individual fund or complex-wide basis). Good performance results in higher asset levels and therefore higher revenues to Putnam Management. Moreover, good performance also tends to attract additional investors to particular funds or the complex generally, also resulting in higher revenues. Nevertheless, the Independent Trustees concluded that adjusting management fees based on performance for certain selected funds could provide additional benefits to shareholders.

The Independent Trustees noted that Putnam Management proposed the addition of performance adjustments only for certain of the funds and considered whether similar adjustments might be appropriate for other funds. (Putnam Management did not propose the addition of performance adjustments for any of the funds in Putnam Variable Trust.) In this regard, they considered Putnam Management’s belief that the addition of performance adjustments would be most appropriate for shareholders of U.S. growth funds, international equity funds and Putnam Global Equity Fund. They also considered Putnam Management’s view that it would continue to monitor whether performance fees would be appropriate for other funds. Accordingly, the Independent Trustees concluded that it would be desirable to gain further experience with the operation of performance adjustments for certain funds and the market’s receptivity to such fee structures before giving further consideration to whether similar performance adjustments would be appropriate for other funds as well.

• Considerations relating to standardization of payment terms. The proposed management contracts for all funds provide that management fees will be computed and paid monthly within 15 days after the end of each month. The current contracts of the funds contain quarterly computation and payment terms in some cases. These differences largely reflect practices in place at earlier times when many of the funds were first organized. Under the proposed contract, certain funds would make payments to Putnam Management earlier than they do under their current contract. This would reduce a fund’s opportunity to earn income on accrued but unpaid management fees by a small amount, but would not have a material effect on a fund’s operating costs.

The Independent Trustees considered the fact that standardizing the payment terms for all funds would involve an acceleration in the timing of payments to Putnam Management for some funds and a corresponding loss of a potential opportunity for such funds to earn income on accrued but unpaid management fees. The Independent Trustees did not view this change as having a material impact on shareholders of any fund. In this regard, the Independent Trustees noted that the proposed contracts conform to the payment terms included in management contracts for all Putnam funds organized in recent years and that standardizing payment terms across all funds would reduce administrative burdens for both the funds and Putnam Management.

• Considerations relating to comparisons with management fees and total expenses of competitive funds. As part of their evaluation of the proposed management contracts, the Independent Trustees also reviewed the general approach taken by Putnam Management and the Independent Trustees in recent years in imposing appropriate limits on total fund expenses. As part of the annual contract review process in recent years, Putnam Management agreed to waive fees as needed to limit total fund expenses to a maximum level equal to the average total expenses of comparable competitive funds in the mutual fund industry. In connection with its proposal to implement new management contracts, Putnam Management also proposed, and the Independent Trustees approved, certain changes in this approach that shift the focus from controlling total expenses to imposing separate limits on certain categories of expenses, as required. As a general matter, Putnam Management and the Independent Trustees concluded that management fees for the Putnam funds are competitive with the fees charged by comparable funds in the industry. Nevertheless, the Independent Trustees considered specific management fee waivers proposed to be implemented as of August 1, 2009 by Putnam Management with respect to the current management fees of certain funds, as well as projected reductions in management fees for almost all funds that would result under the proposed contracts. Putnam Management and the Independent Trustees also agreed to impose separate expense limitations of 37.5 basis points on the general category of shareholder servicing

52 Putnam VT Global Asset Allocation Fund

expenses and 20 basis points on the general category of other ordinary operating expenses. These new expense limitations, as well as the fee waivers, were implemented for all funds effective as of August1, 2009, replacing the expense limitation referred to above.

These changes resulted in lower total expenses for many funds, but in the case of some funds total expenses increased after application of the new waivers and expense limitations (as compared with the results obtained using the expense limitation method previously in place). In this regard, the Independent Trustees considered the likelihood that total expenses for most of these funds would have increased in any event in the normal course under the previous expense limitation arrangement, as the reported total expense levels of many competitive funds increased in response to the major decline in asset values that began in September 2008. These new waivers and expense limitations will continue in effect until at least July 31, 2010 and will be re-evaluated by the Independent Trustees as part of the annual contract review process prior to their scheduled expiration. However, the management fee waivers referred to above would largely become permanent reductions in fees as a result of the implementation of the proposed management contracts.

Under these new expense limitation arrangements effective August1, 2009, the fixed income funds and asset allocation funds, including Putnam VT American Government Income Fund, Putnam VT Diversified Income Fund, Putnam VT High Yield Fund, Putnam VT Income Fund and Putnam VT Global Asset Allocation Fund, were subject to management fee waivers that reduced these funds’ management fees pending implementation of the proposed management contract, and in any event, through July 31, 2010. In addition, the Putnam Variable Trust funds are subject to an expense limitation of 20 basis points on the general category of other ordinary operating expenses. (The expense limitation of 37.5 basis points on shareholder servicing fees does not affect the current shareholder servicing fees for the Putnam Variable Trust funds, which remain fixed at 3 basis points.)

Other important information

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2009, are available in the Individual Investors section of putnam.com and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

Each Putnam VT fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the public reference room.

Putnam VT Global Asset Allocation Fund 53

Trustees of the Putnam Funds 12/31/09

Ravi Akhoury (Born 1947)

Trustee since 2009

Mr. Akhoury serves as Advisor to New York Life Insurance Company. He is also a Director of Jacob Ballas Capital India (a non-banking finance company focused on private equity advisory services) and is a member of its Compensation Committee. He also serves as a Trustee of American India Foundation and of the Rubin Museum.

Previously, Mr. Akhoury was a Director and on the Compensation Committee of MaxIndia/New York Life Insurance Company in India. He was also Vice President and Investment Policy Committee Member of Fischer, Francis, Trees and Watts (a fixed-income portfolio management firm). He has also served on the Board of Bharti Telecom (an Indian telecommunications company), serving as a member of its Audit and Compensation committees, and as a member of the Audit Committee on the Board of Thompson Press (a publishing company). From 1992 to 2007, he was Chairman and CEO of MacKay Shields, a multi-product investment management firm with over $40 billion in assets under management.

Mr. Akhoury graduated from the Indian Institute of Technology with a B.S. in Engineering and obtained an M.S. in Quantitative Methods from SUNY at Stony Brook.

Jameson A. Baxter (Born 1943)

Trustee since 1994 and Vice Chairman since 2005

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., and the Mutual Fund Directors Forum. Until 2007, she was a Director of Banta Corporation (a printing and supply chain management company), Ryerson, Inc. (a metals service corporation), and Advocate Health Care. Until 2004, she was a Director of BoardSource (formerly the National Center for Nonprofit Boards), and until 2002, she was a Director of Intermatic Corporation (a manufacturer of energy control products). She is Chairman Emeritus of the Board of Trustees of Mount Holyoke College, having served as Chairman for five years.

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President of and Consultant to First Boston Corporation and Vice President and Principal of the Regency Group. She is a graduate of Mount Holyoke College.

Charles B. Curtis (Born 1940)

Trustee since 2001

Mr. Curtis is President Emeritus of the Nuclear Threat Initiative (a private foundation dealing with national security issues), serves as Senior Advisor to the United Nations Foundation, and is Senior Advisor to the Center for Strategic and International Studies.

Mr. Curtis is a member of the Council on Foreign Relations and the National Petroleum Council. He also serves as Director of Edison International and Southern California Edison. Until 2006, Mr. Curtis served as a member of the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University.

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson LLP, an international law firm headquartered in Washington, D.C. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy and Under Secretary of the U.S. Department of Energy. He was a founding member of the law firm of Van Ness Feldman. Mr. Curtis served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the Securities and Exchange Commission.

Robert J. Darretta (Born 1946)

Trustee since 2007

Mr. Darretta serves as Director of UnitedHealth Group, a diversified health-care company.

Until April 2007, Mr. Darretta was Vice Chairman of the Board of Directors of Johnson & Johnson, one of the world’s largest and most broadly based health-care companies. Prior to 2007, he had responsibility for Johnson & Johnson’s finance, investor relations, information technology, and procurement function. He served as Johnson & Johnson Chief Financial Officer for a decade, prior to which he spent two years as Treasurer of the corporation and over ten years leading various Johnson & Johnson operating companies.

Mr. Darretta received a B.S. in Economics from Villanova University.

Myra R. Drucker (Born 1948)

Trustee since 2004

Ms. Drucker is Chair of the Board of Trustees of Commonfund (a not-for-profit firm managing assets for educational endowments and foundations), Vice Chair of the Board of Trustees of Sarah Lawrence College, and a member of the Investment Committee of the Kresge Foundation (a charitable trust). She is also a Director of Interactive Data Corporation (a provider of financial market data and analytics to financial institutions and investors).

Ms. Drucker is an ex-officio member of the New York Stock Exchange Pension Managers Advisory Committee, having served as Chair for seven years. She serves as an advisor to RCM Capital Management (an investment management firm) and to the Employee Benefits Investment Committee of The Boeing Company (an aerospace firm).

From November 2001 until August 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. From December 1992 to November 2001, Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a document company). Prior to December 1992, Ms. Drucker was Staff Vice President and Director of Trust Investments for International Paper (a paper and packaging company).

Ms. Drucker received a B.A. in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics, and portfolio theory at Temple University.

54 Putnam VT Global Asset Allocation Fund

John A. Hill (Born 1942)

Trustee since 1985 and Chairman since 2000

Mr. Hill is founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm specializing in the worldwide energy industry, with offices in Greenwich, Connecticut; Houston, Texas; London, England; and Shanghai, China. The firm’s investments on behalf of some of the nation’s largest pension and endowment funds are currently concentrated in 31 companies with annual revenues in excess of $15 billion, which employ over 100,000 people in 23 countries.

Mr. Hill is a Director of Devon Energy Corporation and various private companies owned by First Reserve, and serves as a Trustee of Sarah Lawrence College where he serves as Chairman and also chairs the Investment Committee. He is also a member of the Advisory Board of the Millstein Center for Corporate Governance and Performance at the Yale School of Management.

Prior to forming First Reserve in 1983, Mr. Hill served as President of F. Eberstadt and Company, an investment banking and investment management firm. Between 1969 and 1976, Mr. Hill held various senior positions in Washington, D.C. with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy Administrator of the Federal Energy Administration during the Ford Administration.

Born and raised in Midland, Texas, he received his B.A. in Economics from Southern Methodist University and pursued graduate studies as a Woodrow Wilson Fellow.

Paul L. Joskow (Born 1947)

Trustee since 1997

Dr. Joskow is an economist and President of the Alfred P. Sloan Foundation (a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance). He is on leave from his position as the Elizabeth and James Killian Professor of Economics and Management at the Massachusetts Institute of Technology (MIT), where he has been on the faculty since 1972. Dr. Joskow was the Director of the Center for Energy and Environmental Policy Research at MIT from 1999 through 2007.

Dr. Joskow serves as a Trustee of Yale University, as a Director of TransCanada Corporation (an energy company focused on natural gas transmission and power services) and of Exelon Corporation (an energy company focused on power services), and as a member of the Board of Overseers of the Boston Symphony Orchestra. Prior to August 2007, he served as a Director of National Grid (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure). Prior to July 2006, he served as President of the Yale University Council. Prior to February 2005, he served on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution). Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published six books and numerous articles on industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition, and privatization policies — serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and M.Phil. from Yale University and a B.A. from Cornell University.

Elizabeth T. Kennan (Born 1938)

Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities. She is a Trustee of the National Trust for Historic Preservation and of Centre College. Until 2006, she was a member of The Trustees of Reservations. Prior to 2001, Dr. Kennan served on the oversight committee of the Folger Shakespeare Library. Prior to June 2005, she was a Director of Talbots, Inc., and she has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance, and Kentucky Home Life Insurance. Dr. Kennan has also served as President of Five Colleges Incorporated and as a Trustee of the University of Notre Dame, and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history, and published numerous articles and two books. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.A. from Oxford University, and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

Kenneth R. Leibler (Born 1949)

Trustee since 2006

Mr. Leibler is a founder and former Chairman of the Boston Options Exchange, an electronic marketplace for the trading of derivative securities.

Mr. Leibler currently serves as a Trustee of Beth Israel Deaconess Hospital in Boston. He is also Lead Director of Ruder Finn Group, a global communications and advertising firm, and a Director of Northeast Utilities, which operates New England’s largest energy delivery system. Prior to December 2006, he served as a Director of the Optimum Funds group. Prior to October 2006, he served as a Director of ISO New England, the organization responsible for the operation of the electric generation system in the New England states. Prior to 2000, Mr. Leibler was a Director of the Investment Company Institute in Washington, D.C.

Prior to January 2005, Mr. Leibler served as Chairman and Chief Executive Officer of the Boston Stock Exchange. Prior to January 2000, he served as President and Chief Executive Officer of Liberty Financial Companies, a publicly traded diversified asset management organization. Prior to June 1990, Mr. Leibler served as President and Chief Operating Officer of the American Stock Exchange (AMEX), and at the time was the youngest person in AMEX history to hold the title of President. Prior to serving as AMEX President, he held the position of Chief Financial Officer, and headed its management and marketing operations. Mr. Leibler graduated with a degree in Economics from Syracuse University.

Putnam VT Global Asset Allocation Fund 55

Robert E. Patterson (Born 1945)

Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, LP and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman Emeritus and Trustee of the Joslin Diabetes Center. Prior to June 2003, he was a Trustee of the Sea Education Association. Prior to December 2001, Mr. Patterson was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners).

Mr. Patterson practiced law and held various positions in state government, and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard College and Harvard Law School.

George Putnam, III (Born 1951)

Trustee since 1984

Mr. Putnam is Chairman of New Generation Research, Inc. (a publisher of financial advisory and other research services), and President of New Generation Advisors, LLC (a registered investment adviser to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark’s School, a Trustee of Epiphany School, and a Trustee of the Marine Biological Laboratory in Woods Hole, Massachusetts. Until 2006, he was a Trustee of Shore Country Day School, and until 2002, was a Trustee of the Sea Education Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School, and Harvard Law School.

Robert L. Reynolds* (Born 1952)

Trustee since 2008 and President of the Putnam Funds since July 2009

Mr. Reynolds is President and Chief Executive Officer of Putnam Investments, a member of Putnam Investments’ Executive Board of Directors, and President of the Putnam Funds. He has more than 30 years of investment and financial services experience.

Prior to joining Putnam Investments in 2008, Mr. Reynolds was Vice Chairman and Chief Operating Officer of Fidelity Investments from 2000 to 2007. During this time, he served on the Board of Directors for FMR Corporation, Fidelity Investments Insurance Ltd., Fidelity Investments Canada Ltd., and Fidelity Management Trust Company. He was also a Trustee of the Fidelity Family of Funds. From 1984 to 2000, Mr. Reynolds served in a number of increasingly responsible leadership roles at Fidelity.

Mr. Reynolds serves on several not-for-profit boards, including those of the West Virginia University Foundation, Concord Museum, Dana-Farber Cancer Institute, Lahey Clinic, and Initiative for a Competitive Inner City in Boston. He is a member of the Chief Executives Club of Boston, the National Innovation Initiative, and the Council on Competitiveness.

Mr. Reynolds received a B.S. in Business Administration/Finance from West Virginia University.

W. Thomas Stephens (Born 1942)

Trustee since 2009

Mr. Stephens retired as Chairman and Chief Executive Officer of Boise Cascade, L.L.C. (a paper, forest products and timberland assets company) in December 2008.

Mr. Stephens is a Director of TransCanada Pipelines, Ltd. (an energy infrastructure company). From 1997 to 2008, Mr. Stephens served as a Trustee on the Board of the Putnam Funds, which he rejoined as a Trustee in 2009. Until 2004, Mr. Stephens was a Director of Xcel Energy Incorporated (a public utility company), Qwest Communications and Norske Canada, Inc. (a paper manufacturer). Until 2003, Mr. Stephens was a Director of Mail-Well, Inc. (a diversified printing company). He served as Chairman of Mail-Well until 2001 and as CEO of MacMillan-Bloedel, Ltd. (a forest products company) until 1999.

Prior to 1996, Mr. Stephens was Chairman and Chief Executive Officer of Johns Manville Corporation. He holds B.S. and M.S. degrees from the University of Arkansas.

56 Putnam VT Global Asset Allocation Fund

Richard B. Worley (Born 1945)

Trustee since 2004

Mr. Worley is Managing Partner of Permit Capital LLC, an investment management firm.

Mr. Worley serves as a Trustee of the University of Pennsylvania Medical Center, The Robert Wood Johnson Foundation (a philanthropic organization devoted to health-care issues), and the National Constitution Center. He is also a Director of The Colonial Williamsburg Foundation (a historical preservation organization), and the Philadelphia Orchestra Association. Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as President, Chief Executive Officer, and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm that was acquired by Morgan Stanley in 1996.

Mr. Worley holds a B.S. degree from the University of Tennessee and pursued graduate studies in economics at the University of Texas.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of December 31, 2009, there were over 100 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustee who is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management. Mr. Reynolds is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

Putnam VT Global Asset Allocation Fund 57

Officers of the Putnam Funds 12/31/09

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)		Francis J. McNamara, III (Born 1955)

Executive Vice President, Principal Executive Officer,		Vice President and Chief Legal Officer	Since 2004
Treasurer and Compliance Liaison	Since 2004
Senior Managing Director, Putnam Investments, Putnam Management
and Putnam Retail Management
Charles E. Porter (Born 1938)
Robert R. Leveille (Born 1969)
Senior Advisor to the Trustees	Since 1989
		Vice President and Chief Compliance Officer	Since 2007
Steven D. Krichmar (Born 1958)
Managing Director, Putnam Investments, Putnam Management and
Vice President and Principal Financial Officer	Since 2002	Putnam Retail Management

Senior Managing Director, Putnam Investments		Mark C. Trenchard (Born 1962)

Janet C. Smith (Born 1965)		Vice President and BSA Compliance Officer	Since 2002

Vice President, Principal Accounting Officer		Managing Director, Putnam Investments
and Assistant Treasurer	Since 2007
Judith Cohen (Born 1945)
Managing Director, Putnam Investments and Putnam Management
		Vice President, Clerk and Assistant Treasurer	Since 1993
Susan G. Malloy (Born 1957)
Vice President and Assistant Treasurer	Since 2007	Wanda M. McManus (Born 1947)

Managing Director, Putnam Investments		Vice President, Senior Associate Treasurer
		and Assistant Clerk	Since 2005
Beth S. Mazor (Born 1958)
Nancy E. Florek (Born 1957)
Vice President	Since 2002
Vice President, Assistant Clerk,
Managing Director, Putnam Investments		Assistant Treasurer and Proxy Manager	Since 2005

James P. Pappas (Born 1953)

Vice President	Since 2004

Managing Director, Putnam Investments and Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

58 Putnam VT Global Asset Allocation Fund

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Putnam VT Global Asset Allocation Fund 59

**Investment Manager**
Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

**Investment Sub-Manager**
Putnam Investments Limited
57–59 St James's Street
London, England SW1A 1LD
*Not applicable to all funds.*

**Investment Sub-Advisor**
The Putnam Advisory Company, LLC
One Post Office Square
Boston, MA 02109
*Not applicable to all funds.*

**Marketing Services**
Putnam Retail Management
One Post Office Square
Boston, MA 02109

**Investor Servicing Agent**
Putnam Investor Services, Inc.
Mailing address:
P.O. Box 8383
Boston, MA 02266-8383
1-800-225-1581

**Custodian**
State Street Bank and Trust Company

**Legal Counsel**
Ropes & Gray LLP

**Independent Registered Public Accounting Firm**
PricewaterhouseCoopers LLP

**Trustees**
John A. Hill, *Chairman*
Jameson A. Baxter, *Vice Chairman*
Ravi Akhoury
Charles B. Curtis
Robert J. Darretta
Myra R. Drucker
Paul L. Joskow
Elizabeth T. Kennan
Kenneth R. Leibler
Robert E. Patterson
George Putnam, III
Robert L. Reynolds
W. Thomas Stephens
Richard B. Worley

This report has been prepared for the shareholders of Putnam Variable Trust.

259675 2/10

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise.

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Mr. Leibler, Mr. Hill, Mr. Darretta and Mr. Stephens qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on their review of his pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal		Audit-
year	Audit	Related	Tax	All Other
ended	Fees	Fees	Fees	Fees

December 31, 2009	$118,745	$--	$9,445	$304*
December 31, 2008	$162,526	$--	$10,521	$383*

* Includes fees of $304 and $383 billed by the fund’s independent auditor to the fund for procedures necessitated by regulatory and litigation matters for the fiscal years ended December 31, 2009 and December 31, 2008, respectively. These fees were reimbursed to the fund by Putnam Investment Management, LLC (“Putnam Management”).

For the fiscal years ended December 31, 2009 and December 31, 2008, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $ 569,028 and $182,450 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to an analysis of the proposed market timing distribution.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees

December 31, 2009	$ -	$ 453,847	$ -	$ -
December 31, 2008	$ -	$ 73,000	$ -	$ -

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Variable Trust

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: February 26, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz
Jonathan S. Horwitz
Principal Executive Officer

Date: February 26, 2010

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: February 26, 2010